As filed with the Securities and Exchange Commission
                              on December 15, 2000
                           Registration No. 333-_____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------
                                    FORM N-14

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

                  Pre-Effective Amendment No. ___                           [ ]

                  Post-Effective Amendment No. ___                          [ ]

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1940                [ ]

                       Amendment No. ___                                    [ ]

                        (Check appropriate box or boxes)

                            ------------------------

                               NATIONS FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)

                           --------------------------

       Registrant's Telephone Number, including Area Code: (800) 626-2275
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)

                                 With copies to:
                             Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                             Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                                   Suite 5500
                             Washington, D.C. 20006

It is proposed that this filing will become effective on January 14, 2001.

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant, without par value, has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed on June 28, 2000, the notice required by Rule 24f-2 for its fiscal year ended March 31, 2000 (File Nos. 333-89661; 811-9645).

                               Nations Funds Trust
                              Cross-Reference Sheet

PART A

Item No.         Item Caption                          Prospectus Caption
       1         Beginning of Registration Statement   COVER PAGE OF REGISTRATION STATEMENT;
                 and Outside Front Cover Page of       CROSS-REFERENCE SHEET; FRONT COVER PAGE OF PROXY
                 Prospectus                            STATEMENT/PROSPECTUS

       2         Beginning and Outside Back Cover      TABLE OF CONTENTS
                 Page of Prospectus

       3         Fee Table, Synopsis Information,      APPENDIX I--EXPENSE SUMMARIES OF THE ACQUIRED FUNDS
                 and Risk Factors                      AND ACQUIRING FUNDS; SUMMARY--THE REORGANIZATION; FEE
                                                       TABLES; OVERVIEW OF THE REORGANIZATION AGREEMENTS;
                                                       FEDERAL INCOME TAX CONSEQUENCES; RISK FACTORS

       4         Information About the Transaction     THE REORGANIZATION; DESCRIPTION OF THE
                                                       REORGANIZATION AGREEMENT; REASONS FOR THE
                                                       REORGANIZATION AGREEMENT; BOARD CONSIDERATION;
                                                       COMPARISON OF INVESTMENT OBJECTIVE, INVESTMENT
                                                       MANAGEMENT AND PRINCIPAL INVESTMENT STRATEGIES;
                                                       COMPARISON OF CORPORATE STRUCTURE; COMPARISON OF
                                                       ACQUIRED FUNDS AND ACQUIRING FUNDS PERFORMANCE;
                                                       COMPARISON OF ADVISORY AND OTHER SERVICE
                                                       ARRANGEMENTS AND FEES; COMPARISON OF PURCHASE,
                                                       REDEMPTION, DISTRIBUTION AND EXCHANGE POLICIES AND
                                                       OTHER SHAREHOLDER TRANSACTIONS AND SERVICES; FEDERAL
                                                       INCOME TAX CONSIDERATIONS; CAPITALIZATION

       5         Information About the Registrant      N/A


       6         Information About the Fund Being      ADDITIONAL INFORMATION ABOUT THE TRUST, THE COMPANY,
                 Acquired                              RESERVES AND NATIONS FUNDS TRUST

       7         Voting Information                    VOTING MATTERS; GENERAL INFORMATION; QUORUM;
                                                       SHAREHOLDER APPROVAL; PRINCIPAL SHAREHOLDERS; ANNUAL
                                                       MEETINGS AND SHAREHOLDER MEETINGS

       8         Interest of Certain Persons and       NOT APPLICABLE
                 Experts

       9         Additional Information Required for   NOT APPLICABLE
                 Reoffering by Persons Deemed to be
                 Underwriters


PART B
------

                                                       Statement of Additional
Item No.         Item Caption                          Information Caption
--------         ------------                          -------------------

      10         Cover Page                            COVER PAGE

      11         Table of Contents                     TABLE OF CONTENTS

      12         Additional Information About the      INCORPORATION OF DOCUMENTS BY REFERENCE IN STATEMENT
                 Registrant                            OF ADDITIONAL INFORMATION

      13         Additional Information About the      INCORPORATION OF DOCUMENTS BY REFERENCE IN STATEMENT
                 Fund Being Acquired                   OF ADDITIONAL INFORMATION

      14         Financial Statements                  EXHIBITS TO STATEMENT OF ADDITIONAL INFORMATION


PART C
------

   Item No.
   --------

    15-17 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                              NATIONS FUND TRUST
                              NATIONS FUND, INC.
                               NATIONS RESERVES
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                            Telephone: 800-653-9427


                                                               January 20, 2001


DEAR SHAREHOLDER:


     We are pleased to invite you to special meetings of shareholders of Nations U.S. Government Bond Fund, Nations Government Securities Fund, Nations Balanced Assets Fund and Nations Asset Allocation Fund (each a "Fund" and collectively, the "Funds") to be jointly held at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina (the "Meetings"). At the Meetings, you will be asked to approve the proposed reorganization (the "Reorganization") of your Fund into an acquiring mutual fund (each an "Acquiring Fund" and together, the "Acquiring Funds") in Nations Funds Trust, another registered investment company within the Nations Funds family.


     If you own shares of Nations Government Securities Fund or Nations Asset Allocation Fund, the investment objective, principal investment strategies and investment risks of the Acquiring Fund are identical to those of your Fund. If you own shares of Nations Balanced Assets Fund or Nations U.S. Government Bond Fund, the investment objective, principal investment strategies and investment risks of the Acquiring Fund are substantially similar to those of your Fund.


     Immediately after the Reorganization there will be no change to the investment adviser or sub-adviser who currently manage your Fund, except that the Acquiring Fund for the Balanced Assets Fund utilizes a "multi-manager" approach, which means that it is managed by more than one sub-adviser. In addition, the Reorganization will result in Acquiring Fund total operating expense ratios (before and after waivers and/or reimbursements) that are no higher than are currently applicable to your Fund (assuming each Fund's shareholders approve the Reorganization). The features and services that are available to you today as a shareholder will continue to be available to you as an Acquiring Fund shareholder after the Reorganization.


     Management is proposing the Reorganization based on its belief that combining like funds, which will result in higher asset levels (assuming each Fund's shareholders approve the Reorganization), may lead to economies of scale by eliminating certain duplicative costs associated with maintaining similar funds as separate series.


     The Reorganization offers several other benefits. First, the Reorganization is one part of a broader initiative to streamline the operations of the Nations Funds family, which currently consists of several registered investment companies. Over time, management expects to reduce the number of registered investment companies in the Nations Funds family without necessarily impacting investment alternatives. Streamlining the Nations Funds family may allow it and the Acquiring Funds to achieve cost savings by reducing accounting, legal and securities registration costs. Also, the Acquiring Funds will be part of a

Delaware business trust, which generally is viewed as having more flexibility in its operations than a Massachusetts business trust like Nations Reserves and Nations Fund Trust, and a Maryland corporation like Nations Fund, Inc. Finally, the Acquiring Funds also will have more flexibility in their investment policies, including policies that permit them to adopt a "master-feeder" structure. A master-feeder structure, if adopted in the future, would allow an Acquiring Fund to access other distribution channels that might not otherwise be available, thereby potentially achieving economies of scale and other benefits that come from greater asset size.


     If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that each Fund would be reorganized into its corresponding Acquiring Fund on or about June 8, 2001, when Fund shares would be exchanged for shares of the same class of shares of the corresponding Acquiring Fund of equal dollar value. The exchange in shares in the Reorganization is expected to be tax-free under federal law.


     None of the customary costs associated with this proxy solicitation will be borne by the Funds or their shareholders.


     THE BOARDS OF TRUSTEES OF NATIONS FUND TRUST AND NATIONS RESERVES AND THE BOARD OF DIRECTORS OF NATIONS FUND, INC. UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION.


     The formal Notice of Special Meetings, Combined Proxy Statement/Prospectus and Proxy Ballot are enclosed. The proposed Reorganization and the reasons for the unanimous recommendation of the Boards are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above.


     We look forward to your attendance at the Meetings or to receiving your Proxy Ballot(s) so that your shares may be voted at the Meetings.


                                            Sincerely,

                                            A. MAX WALKER
                                            President and Chairman of the
                                            Boards of Trustees of Nations Fund
                                            Trust and Nations Reserves and the
                                            Board of Directors of Nations Fund,
                                            Inc.

     YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT(S) TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY FAX AT (704) 388-2641. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

     Two Quick And Easy Ways To Submit Your Proxy

  As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed Combined Proxy
  Statement/Prospectus ("Proxy Statement") select one of the following quick and easy methods to submit your proxy -- accurately and quickly.


  Vote on-line                                      Vote By Toll-Free Phone Call
  1. Read the enclosed Proxy Statement and have     1. Read the enclosed Proxy Statement and have
    your Proxy Ballot(s)* at hand.                  your Proxy Ballot(s)* at hand.
  2. Go to Web site www.proxyvote.com               2. Call toll-free 1-800-690-6903.
  3. Enter the 12-digit Control Number found on     3. Enter the 12-digit Control Number found on
    your Proxy Ballot(s).                           your Proxy Ballot(s).
  4. Submit your proxy using the easy-to-follow     4. Submit your proxy using the easy-to-follow
    instructions.                                   instructions.

 * Do not mail the Proxy Ballot(s) if submitting your Proxy by Internet, fax or telephone.

          NATIONS FUND TRUST, NATIONS FUND, INC. AND NATIONS RESERVES
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                                  800-653-9427
                 ---------------------------------------------
                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 12, 2001
                ---------------------------------------------
TO NATIONS BALANCED ASSETS FUND SHAREHOLDERS:


     PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations Balanced Assets Fund of Nations Fund Trust (the "Trust") will be held at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:


   ITEM 1. A proposed agreement and plan of reorganization dated as of January 20, 2001 (the "Reorganization Agreement"), by and between the Trust, on behalf of Nations Balanced Assets Fund, and Nations Funds Trust, on behalf of a corresponding mutual fund (the "Acquiring Fund"). The Reorganization Agreement provides for the transfer of the assets and liabilities of Nations Balanced Assets Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of the Acquiring Fund.


   ITEM 2. Such other business as may properly come before the Meeting or any adjournment(s).


   Item 1 is described in the attached Combined Proxy Statement/Prospectus.


TO NATIONS U.S. GOVERNMENT BOND FUND AND NATIONS GOVERNMENT SECURITIES FUND
SHAREHOLDERS:


   PLEASE TAKE NOTE THAT special meetings of shareholders of Nations U.S. Government Bond Fund and Nations Government Securities Fund of Nations Fund, Inc. (the "Company") will be held jointly at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:


   ITEM 1. A proposed agreement and plan of reorganization dated as of January 20, 2001 (the "Reorganization Agreement"), by and between the Company, on behalf of Nations U.S. Government Bond Fund and Nations Government Securities Fund, and Nations Funds Trust, on behalf of a corresponding mutual fund (the "Acquiring Fund"). The Reorganization Agreement provides for the transfer of the assets and liabilities of Nations U.S. Government Bond Fund and Nations Government Securities Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of such Acquiring Fund.


   ITEM 2. Such other business as may properly come before the Meetings or any adjournment(s).


   Item 1 is described in the attached Combined Proxy Statement/Prospectus.

TO NATIONS ASSET ALLOCATION FUND SHAREHOLDERS:


     PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations Asset Allocation Fund of Nations Reserves ("Reserves") will be held at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:


   ITEM 1. A proposed agreement and plan of reorganization dated as of January 20, 2001 (the "Reorganization Agreement"), by and between Reserves, on behalf of Nations Asset Allocation Fund, and Nations Funds Trust, on behalf of a corresponding mutual fund (the "Acquiring Fund"). The Reorganization Agreement provides for the transfer of the assets and liabilities of Nations Asset Allocation Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of the Acquiring Fund.


   ITEM 2. Such other business as may properly come before the Meeting or any adjournment(s).


   Item 1 is described in the attached Combined Proxy Statement/Prospectus.


   YOUR TRUSTEES/DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS.


   Shareholders of record as of the close of business on January 15, 2001 are entitled to notice of, and to vote at, the Meetings or any adjournment(s) thereof.


   SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT(S), WHICH IS BEING SOLICITED BY THE BOARDS OF TRUSTEES OF NATIONS FUND TRUST AND NATIONS RESERVES AND THE BOARD OF DIRECTORS OF NATIONS FUND, INC. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES: 1) BY FAX AT (704) 388-2641; 2) BY TELEPHONE AT (800) 690-6903; OR 3) ON-LINE AT WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO NATIONS FUND TRUST, NATIONS FUND, INC. AND/OR NATIONS RESERVES A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETINGS AND VOTING IN PERSON.


                               By Order of the Board of Trustees/Directors,

                               RICHARD H. BLANK, JR.
                               Secretary of Nations Fund Trust, Nations Fund, Inc. and
                               Nations Reserves
January 20, 2001

                      COMBINED PROXY STATEMENT/PROSPECTUS
                             Dated January 20, 2001


                              NATIONS FUNDS TRUST
                               NATIONS FUND TRUST
                               NATIONS FUND, INC.
                               NATIONS RESERVES
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                                1-800-653-9427
     This Combined Proxy Statement/Prospectus ("Proxy/Prospectus") is furnished in connection with the solicitation of proxies by the Board of Trustees of Nations Fund Trust (the "Trust"), the Board of Directors of Nations Fund, Inc. (the "Company") and the Board of Trustees of Nations Reserves ("Reserves") at special meetings of shareholders of the following open-end management invesment companies: Nations U.S. Government Bond Fund ("U.S. Government Bond Fund"), Nations Government Securities Fund ("Government Securities Fund"), Nations Balanced Assets Fund ("Balanced Assets Fund"), and Nations Asset Allocation Fund ("Asset Allocation Fund") (each an "Acquired Fund" and collectively, the "Acquired Funds"). The Board of Trustees of the Trust, the Board of Directors of the Company and the Board of Trustees of Reserves are sometimes each referred to as a "Board," or together as the "Boards." The special meetings and any adjournment(s) are referred to as the "Meetings."


     At the Meetings the Boards will propose that each Acquired Fund be reorganized into a corresponding mutual fund (each, an "Acquiring Fund" and together, the "Acquiring Funds") as set forth below.


                                             Will Be Reorganized into these
     These Acquired Funds                Acquiring Funds of Nations Funds Trust
----------------------------           -----------------------------------------
U.S. Government Bond Fund       --->   Nations Government Securities Fund (new)
  Primary A Shares                          Primary A Shares
  Investor A Shares                         Investor A Shares
  Investor B Shares                         Investor B Shares
  Investor C Shares                         Investor C Shares


Government Securities Fund      --->
  Primary A Shares
  Investor A Shares
  Investor B Shares
  Investor C Shares



 Balanced Assets Fund           --->   Nations Asset Allocation Fund (new)
  Primary A Shares                          Primary A Shares
  Investor A Shares                         Investor A Shares
  Investor B Shares                         Investor B Shares
  Investor C Shares                         Investor C Shares

 Asset Allocation Fund          --->
  Primary A Shares
  Investor A Shares
  Investor B Shares
  Investor C Shares

     The Meetings have been called to consider the following proposals:


FOR BALANCED ASSETS FUND SHAREHOLDERS:

   ITEM 1. A proposed agreement and plan of reorganization dated as of January 20, 2001, by and between the Trust, on behalf of Balanced Assets Fund, and Nations Funds Trust, on behalf of a corresponding Acquiring Fund. The reorganization agreement provides for the transfer of the assets and liabilities of Balanced Assets Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of such Acquiring Fund.

   ITEM 2. Such other business as may properly come before the Meeting or any adjournment(s).


FOR U.S. GOVERNMENT BOND FUND AND GOVERNMENT SECURITIES FUND SHAREHOLDERS:

   ITEM 1. A proposed agreement and plan of reorganization dated as of January 20, 2001, by and between the Company, on behalf of U.S. Government Bond Fund and Government Securities Fund, and Nations Funds Trust, on behalf of a corresponding Acquiring Fund. The reorganization agreement provides for the transfer of the assets and liabilities of U.S. Government Bond Fund and Government Securities Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of such Acquiring Fund.

   ITEM 2. Such other business as may properly come before the Meetings or any adjournment(s).


FOR ASSET ALLOCATION FUND SHAREHOLDERS:

   ITEM 1. A proposed agreement and plan of reorganization dated as of January 20, 2001, by and between Reserves, on behalf of Asset Allocation Fund, and Nations Funds Trust, on behalf of a corresponding Acquiring Fund. The reorganization agreement provides for the transfer of the assets and liabilities of Asset Allocation Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of such Acquiring Fund.

   ITEM 2. Such other business as may properly come before the Meeting or any adjournment(s).

   This Proxy/Prospectus sets forth concisely the information about the proposed reorganization (the "Reorganization") of the Acquired Funds into corresponding Acquiring Funds in Nations Funds Trust, another registered investment company within the Nations Funds family, and the information about the Acquiring Funds that a shareholder should know before deciding how to vote. It is both a proxy statement for the Meetings and a prospectus offering shares in Nations Government Securities Fund (new) ("Government Securities Fund
(new)") and Nations Asset Allocation Fund (new) ("Asset Allocation Fund
(new)"). This Proxy/Prospectus should be retained for future reference.


     Additional information about the Acquiring Funds is available in their:

     o Prospectuses;

     o Statements of Additional Information, or SAIs; and

     o Annual and Semi-Annual Reports to shareholders.

     All of this information is in documents filed with the Securities and Exchange Commission (the "SEC") and is available upon oral or written request and without charge. The information contained in the prospectuses for the Acquiring Funds is legally deemed to be part of this Proxy/Prospectus and is incorporated by reference. Copies of the applicable Acquiring Fund prospectus(es) also accompany this Proxy/Prospectus. The annual reports to shareholders for the fiscal year ended March 31, 2000, semi-annual reports to shareholders for the fiscal period ended September 30, 2000 and the prospectuses for the Acquired Funds previously have been mailed to shareholders. The Statement of Additional Information relating to this Proxy/ Prospectus is incorporated by reference into this Proxy/Prospectus and is dated January 20, 2001. Additional copies of any of these documents are available without charge by writing the address given above or by calling [1-800-321-7854]. These documents also are available on the website of the SEC at www.sec.gov.

     It is expected that this Proxy/Prospectus will be mailed to shareholders on or about January 20, 2001.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            TABLE OF CONTENTS


SUMMARY ..................................................................................     5
 The Reorganization ......................................................................     5
   Fee Tables ............................................................................     5
   Overview of the Reorganization Agreements .............................................     6
   Overview of Investment Objective and Principal Investment Strategies ..................     6
   Overview of Service Providers .........................................................     7
   Overview of Purchase, Redemption, Distribution, Exchange and Other Procedures .........     7
   Federal Income Tax Consequences .......................................................     8
   Principal Risk Factors ................................................................     8
THE REORGANIZATION .......................................................................     8
 Description of the Reorganization Agreements ............................................     8
 Reasons for the Reorganization ..........................................................     9
 Board Consideration .....................................................................    10
 Comparison of Investment Management, Investment Objective and Principal Investment           11
  Strategies
 Comparison of Investment Policies and Restrictions ......................................    16
 Comparison of Forms of Business Organization ............................................    16
 Comparison of Acquired Fund and Acquiring Fund Performance ..............................    17
 Comparison of Advisory and Other Service Arrangements and Fees ..........................    17
   Investment Advisory and Sub-Advisory Services and Fees ................................    18
   Administration Services ...............................................................    19
   Distribution and Shareholder Servicing Arrangements ...................................    20
 Comparison of Purchase, Redemption, Distribution and Exchange Policies and Other
Shareholder
   Transactions and Services .............................................................    21
 Federal Income Tax Considerations .......................................................    21
 Capitalization ..........................................................................    23
VOTING MATTERS ...........................................................................    25
 General Information .....................................................................    25
 Quorum ..................................................................................    26
 Shareholder Approval ....................................................................    26
 Principal Shareholders ..................................................................    26
 Annual Meetings and Shareholder Meetings ................................................    27
ADDITIONAL INFORMATION ABOUT THE TRUST, THE COMPANY, RESERVES
 AND NATIONS FUNDS TRUST .................................................................    27
FINANCIAL STATEMENTS .....................................................................    28
OTHER BUSINESS ...........................................................................    28
SHAREHOLDER INQUIRIES ....................................................................    28

APPENDICES

   I.   EXPENSE SUMMARIES OF THE ACQUIRED FUNDS AND ACQUIRING FUNDS
   II.  MANAGEMENT'S DISCUSSION OF ACQUIRED FUND PERFORMANCE
   III. COMPARISON OF FUNDAMENTAL POLICIES AND LIMITATIONS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

                                    SUMMARY

     The following is an overview of certain information relating to the proposed Reorganization. More complete information is contained throughout the Proxy/Prospectus and its Appendices.


The Reorganization

     Fee Tables

     The table shows, as of December 1, 2000: (i) the current annualized total operating expense ratios of the Acquired Funds; and (ii) the pro forma annualized total operating expense ratios of the Acquiring Funds based upon the fee arrangements that will be in place upon consummation of the Reorganization.


     The table shows that the total operating expense ratios (before and after waivers and/or reimbursements) of the Acquiring Funds after the Reorganization will be no higher than they are, for the Acquired Funds as of December 1, 2000, (assuming each Acquired Fund's shareholders approve the Reorganization). It is possible that one or both of the Acquired Funds will not approve their respective Reorganization. The pro forma presentation is not shown here for either of these scenarios because each such scenario would result in a shell transaction only and the total operating expense ratios would remain as they were before the Reorganization. Detailed pro forma expense information, including these additional scenarios, is included in Appendix I.

                      Total Operating Expense Information



                                     Total                                                        Pro Forma
                                   Operating                                                   Total Operating
                                Expense Ratios                                                 Expense Ratios
                                 Before/After                                                   Before/After
          Acquired              Waivers and/or                                                 Waivers and/or
Fund/Share Class                Reimbursements    Combined Fund/Class Post-Reorganization      Reimbursements
----------------------------   ----------------   -----------------------------------------   ----------------
U.S. Government Bond Fund
  Primary A shares             1.04%/0.78%
  Investor A shares            1.29%/1.03%
  Investor B shares            2.04%/1.78%        Government Securities Fund (new)
  Investor C shares            2.04%/1.78%        Primary A shares                            0.88%/0.78%
Government Securities Fund                        Investor A shares                           1.13%/1.03%
  Primary A shares             0.88%/0.78%        Investor B shares                           1.88%/1.78%
  Investor A shares            1.13%/1.03%        Investor C shares                           1.88%/1.78%
  Investor B shares            1.88%/1.78%
  Investor C shares            1.88%/1.78%
Balanced Assets Fund
  Primary A shares             1.19%/1.00%
  Investor A shares            1.44%/1.25%
  Investor B shares            2.19%/2.00%       Asset Allocation Fund (new)
  Investor C shares            2.19%/2.00%       Primary A shares                            1.00%/1.00%
Asset Allocation Fund                            Investor A shares                           1.25%/1.25%
  Primary A shares             1.00%/1.00%       Investor B shares                           2.00%/2.00%
  Investor A shares            1.25%/1.25%       Investor C shares                           2.00%/2.00%
  Investor B shares            2.00%/2.00%
  Investor C shares            2.00%/2.00%

 Overview of the Reorganization Agreements


     The documents that govern the Reorganization are the agreements and plans of reorganization (i) between the Trust, on behalf of the Balanced Assets Fund, and Nations Funds Trust, on behalf of the corresponding Acquiring Fund; (ii) between the Company, on behalf of the U.S. Government Bond Fund and the Government Securities Fund and Nations Funds Trust, on behalf of the corresponding Acquiring Fund; and (iii) between Reserves, on behalf of the Asset Allocation Fund and Nations Funds Trust, on behalf of the corresponding Acquiring Fund (each a "Reorganization Agreement" and collectively, the "Reorganization Agreements"). The Reorganization Agreements are all substantially identical and each provides for: (1) the transfer of all of the assets and liabilities of each Acquired Fund to its corresponding Acquiring Fund in exchange for shares of equal value of the same classes of the Acquiring Fund; and (2) the distribution of the Acquiring Fund shares to the shareholders of the corresponding Acquired Fund in liquidation of such Acquired Fund. The Reorganization is subject to a number of conditions, including approval by Acquired Fund shareholders.


     As a result of the proposed Reorganization, an Acquired Fund shareholder will become a shareholder of a corresponding Acquiring Fund and will hold, immediately after the Reorganization, Acquiring Fund shares having a total dollar value equal to the total dollar value of the shares of the Acquired Fund that the shareholder held immediately before the Reorganization. The Reorganization is expected to occur on June 8, 2001. The exchange of Acquired Fund shares for corresponding Acquiring Fund shares by Acquired Fund shareholders in the Reorganization is expected be tax-free under federal income tax law and shareholders will not pay any sales charge on the exchange.


     For more information about the Reorganization and the Reorganization Agreements, see "The Reorganization -- Description of the Reorganization Agreements."


     Overview of Investment Objective and Principal Investment Strategies


 Acquired Fund Investment Objective and Principal Investment  Corresponding Acquiring Fund Investment Objective and
 Strategy                                                     Principal Investment Strategy
------------------------------------------------------------- ------------------------------------------------------------
 U.S. Government Bond Fund: seeks total return and            Government Securities Fund (new): seeks high current
 preservation of capital by investing in U.S. government      income consistent with moderate fluctuation of principal;
 securities and repurchase agreements collateralized by       normally invests at least 65% of its assets in U.S.
 such securities; normally invests at least 65% of its        government obligations and repurchase agreements secured
 assets in U.S. government obligations and repurchase         by these securities.
 agreements secured by these securities.
 Balanced Assets Fund: seeks total return by investing in     Asset Allocation Fund (new): seeks to obtain long-term
 equity and fixed income securities; invests in a mix of      growth from capital appreciation, and dividend and interest
 equity and fixed income securities, as well as money         income; invests in a mix of equity and fixed income
 market instruments.                                          securities, as well as cash equivalents, including U.S.
                                                              government obligations, commercial paper and other
                                                              short-term, interest-bearing instruments.

     The investment objective and principal investment strategies of the Government Securities Fund (new) and the Asset Allocation Fund (new) are identical to their corresponding Acquired Funds.

     One additional difference between the Balanced Assets Fund and the Asset Allocation Fund (new). For the Balanced Assets Fund, which is sub-advised by a single investment sub-adviser (Banc of America Capital Management, Inc. ("BACAP")), its corresponding Acquiring Fund utilizes a "multi-manager" approach, which means that it is managed by more than one sub-adviser. BACAP and Chicago Equity Partners LLC ("Chicago Equity") will each manage a portion of the assets of the corresponding Acquiring Fund. Chicago Equity will manage the equity portion of the Acquiring Fund and BACAP will manage the non-equity portion of the Acquiring Fund. One effect of this is that, if the Reorganization is approved by the Balanced Assets Fund shareholders, BACAP may sell a portion of the Balanced Assets Fund's equity securities prior to the Reorganization. This is because the equity portion of the Asset Allocation Fund
(new) consists primarily of common stocks of blue chip companies, whereas the equity portion of the Balanced Assets Fund consists primarily of common stocks believed to be undervalued.


     Accordingly, although the Asset Allocation Fund (new) is expected to have a portfolio of securities of similar type as those held by the Balanced Assets Fund, it in some instances will not hold exactly the same securities. If BACAP sells these securities in anticipation of the Reorganization, the Balanced Assets Fund will incur brokerage commissions and such sales may result in taxable capital gain or other distributions to the Balanced Assets Fund's shareholders. The plan for the Balanced Assets Fund to sell securities prior to the Reorganization could result in selling securities at a disadvantageous time and could result in the Balanced Asset Fund realizing losses that would not otherwise have been realized. The proceeds of any such sale are expected to be held in temporary investments until the Reorganization.


     For additional information about these and other similarities and differences between the investment objectives and principal investment strategies of the Acquired Funds and Acquiring Funds, see "The Reorganization -- Comparison of the Investment Management, the Investment Objective and Principal Investment Strategies."



     Overview of Service Providers

     With the exception of the investment sub-adviser of the Balanced Assets Fund (discussed above), the Acquired Funds and their corresponding Acquiring Funds have the same service providers, including Banc of America Advisors, Inc. ("BAAI"), their investment adviser, as discussed under "The Reorganization -- Comparison of Advisory and Other Service Arrangements and Fees."

     Overview of Purchase, Redemption, Distribution, Exchange and Other
Procedures

     The purchase, redemption, distribution, exchange and other policies and procedures of each share class of each Acquired Fund are identical to those of the corresponding share class of the corresponding Acquiring Fund. For more information concerning these policies and procedures, see "The Reorganization -- Comparison Purchase, Redemption, Distribution and Exchange Policies and other Shareholder Transactions and Services."

 Federal Income Tax Consequences

     The Reorganization is not expected to result in the recognition of gain or loss, for federal income tax purposes, by the Acquired Funds, the Acquiring Funds or their respective shareholders. However, the sale of securities by any Acquired Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable distributions to such fund's shareholders. See "The Reorganization -- Federal Income Tax Considerations" for additional information. Since their inception, each of the Acquired Funds and Acquiring Funds believes it has qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income distributed to shareholders.


     Principal Risk Factors

     Investments in the Acquiring Funds will involve substantially similar risks to those of the corresponding Acquired Funds. For a complete description of the Acquired Funds' and the Acquiring Funds' investment strategies and restrictions, see the Acquired Funds' and the Acquiring Funds' Prospectuses and Statements of Additional Information.


                              THE REORGANIZATION


Description of the Reorganization Agreements

     The Reorganization Agreements are the governing documents of the Reorganization. Among other things, each provides for (i) the transfer of all of the assets and liabilities of each Acquired Fund to its corresponding Acquiring Fund in exchange for shares of equal value of the same classes of the Acquiring Fund; and (ii) the distribution of such Acquiring Fund shares to shareholders of the respective Acquired Funds in liquidation of that Acquired Fund. The completion of the Reorganization is conditioned upon the Trust, the Company, Reserves and Nations Funds Trust receiving an opinion from Morrison & Foerster LLP that the exchange of shares contemplated under the Reorganization will be tax-free under federal income tax law. Each Reorganization Agreement includes a number of other conditions for completion of the Reorganization, sets forth representations and warranties of the parties and describes the mechanics of the transaction.


     The Reorganization Agreements also provide that the Reorganization may be abandoned at any time before the closing of the Reorganization (the "Closing") upon the mutual consent of the Trust, the Company and/or Reserves and Nations Funds Trust. At any time before or (to the extent permitted by law) after approval of the Reorganization Agreement by Acquired Fund shareholders: (i) the parties may, by written agreement authorized by the respective Board of the Trust, the Company and/or Reserves and the Board of Trustees of Nations Funds Trust and with or without the approval of their shareholders, amend any of the provisions of the respective Reorganization Agreement and (ii) either party may waive any default by the other party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the respective Board of the Trust, the Company and/or Reserves or the Board of Trustees of Nations Funds Trust with or without the approval of the parties' shareholders). Additionally, the

Reorganization Agreement with the Company provides that the Reorganization of the Government Securities Fund is not conditioned upon the Reorganization of the U.S. Government Bond Fund and vice versa.


     Upon completion of the Reorganization, all outstanding shares of each Acquired Fund will be canceled. Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of the corresponding Acquiring Fund. At Closing, the assets of each Acquired Fund will be transferred to the corresponding Acquiring Fund as described above.


     The Reorganization Agreement provides that BAAI and/or its affiliates will bear all customary expenses associated with the Reorganization. The Acquired Funds will not bear any of these costs.


     A copy of each Reorganization Agreement is available at no charge by calling or writing the Trust, the Company and/or Reserves at the toll-free number or address listed on the first page of the Proxy/Prospectus. Copies of the Reorganization Agreements are also available at the SEC's website (www.sec.gov).


Reasons for the Reorganization


     The Reorganization offers several benefits to Acquired Fund shareholders:


   o With respect to all of the Acquired Funds, the Reorganization is part of a broader initiative to streamline the operations of the Nations Funds family, which currently consists of several registered investment companies. Over time, management expects to reduce the number of registered investment companies in the Nations Funds family without necessarily impacting investment alternatives. Management believes that if it were permitted to operate the same number of mutual funds with fewer registered investment companies, certain efficiencies and benefits to shareholders in the Nations Funds family should accrue over the long term. These benefits may include, among other things, cost savings relating to the potential reduction of certain accounting, legal and securities registration costs.


   o With respect to the U.S. Government Bond Fund and the Balanced Assets
     Fund only, the primary reason for the Reorganization is management's belief that the interests of the shareholders of such Acquired Funds would likely be better served if they participated in the Reorganization, thereby enabling shareholders to own shares of the corresponding Acquiring Funds with their significantly larger asset size (assuming each Acquired Fund's shareholders approve the Reorganization), while at the same time allowing such Acquired Fund shareholders to remain invested in a similar mutual fund in the Nations Funds family. Because the corresponding Acquiring Funds would have a significantly higher asset size than each Acquired Fund standing alone, they would have total operating expense ratios that would be no higher than that of the corresponding Acquired Funds (before and after waivers and/or reimbursements) (assuming each Acquired Fund's shareholders approve the Reorganization). Accordingly, management, including the Boards of the Trust and the Company, believes that the proposed Reorganization should benefit the U.S. Government Bond Fund and the Balanced Assets Fund shareholders by, among other things: (i) offering actual or potential reductions in total operating expense ratios for such Acquired Fund shareholders; and (ii) offering shareholders the opportunity to remain invested in either the same or a generally similar mutual fund in the Nations Funds family.

   o The Acquiring Funds will be part of a Delaware business trust, which generally is viewed as having more flexibility in its operations than a Massachusetts business trust like the Trust and Reserves and a Maryland corporation like the Company. Specifically, the Acquiring Funds would have greater flexibility in their investment policies, including policies that permit them to adopt a "master-feeder" structure. A master-feeder structure, if adopted in the future, would allow the Acquiring Funds to combine their assets with those of other similar funds, thereby potentially achieving economies of scale and other benefits that come from greater asset size. Also, as part of Nations Funds Trust, the Acquiring Funds would be governed under a more flexible charter document which could be amended by Nations Funds Trust's Board without the necessity of soliciting shareholders, thereby otherwise saving costs relating to proxy solicitations on certain routine matters.


   o Neither Acquired Fund nor Acquiring Fund shareholders are expected to bear any customary costs associated with the Reorganization, including solicitation costs.


Board Consideration


     The Boards of the Trust, the Company and Reserves each unanimously voted to approve the respective Reorganization Agreement at meetings held on August 23, 2000. During deliberations, each Board (with the advice and assistance of independent counsel), as applicable, reviewed and considered, among other things: (1) the various aspects of the Reorganization and the Reorganization Agreement; (2) the U.S. Government Bond Fund's and the Balanced Assets Fund's current asset levels; (3) the investment advisory and other fees paid by the Acquired Funds, and the historical and projected expense ratios for the Acquired Funds, as compared with those of their corresponding Acquiring Funds;
(4) the expected cost-savings for all of the Acquired Fund's shareholders; (5) the investment objectives, principal investment strategies and risks of the Acquired Funds and their relative compatibility with those of their corresponding Acquiring Funds; (6) the historical investment performance records of the Acquired Funds and the Acquiring Funds; (7) the fact that Acquired Fund shareholders would experience no change in shareholder services with respect to their class of shares; (8) the Reorganization as part of a broader initiative to streamline the operations of the Nations Funds family;
(9) the fact that the Acquiring Funds as part of Nations Funds Trust would have greater flexibility in their investment policies and would be governed under a more flexible charter document which could be amended by the Board without the necessity of soliciting shareholders, thereby otherwise saving costs relating to proxy solicitations on certain routine matters; (10) the anticipated tax-free nature of the exchange of shares in the Reorganization; (11) the fact that the customary costs associated with the Reorganization would not be borne by Acquired Fund or Acquiring Fund shareholders; (12) potential benefits of the Reorganization, if any, to other persons, including BAAI and its affiliates (e.g., the benefit of consolidating resources within BAAI and its affiliates); and (13) the fact that moving from a single adviser to a multi-manager approach in the case of the Balanced Assets Fund may cause a repositioning in that Acquired Fund's portfolio prior to the Reorganization, thereby causing such Acquired Fund to experience increased brokerage commissions and also possibly causing the Acquired Fund to make taxable capital gain or other distributions to its shareholders.


     Based upon their evaluation of the information presented to it, and in light of their fiduciary duties under federal and state law, the Boards of the Trust, the Company and Reserves, including all of the non-interested

Trustees/Directors of each such Board, determined that participation in the Reorganization, as contemplated by the respective Reorganization Agreement, was in the best interests of each Acquired Fund, and that the shares of each Acquired Fund would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Nations Funds Trust, including all of the non-interested Trustees, also evaluated the Reorganization and based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined that participation in the Reorganization, as contemplated by each Reorganization Agreement, was in the best interests of the Acquiring Funds and that the shares of the Acquiring Funds would not be diluted as a result of the Reorganization.


     THE BOARDS OF THE TRUST, THE COMPANY AND RESERVES UNANIMOUSLY RECOMMEND THAT ACQUIRED FUND SHAREHOLDERS VOTE TO APPROVE THE REORGANIZATION AGREEMENT.


Comparison of Investment Management, Investment Objective and Principal Investment Strategies


     The investment objective and principal investment strategies of the Government Securities Fund and the Asset Allocation Fund and their corresponding Acquiring Funds are identical because these Acquiring Funds were created to continue the business of their corresponding Acquired Funds. The investment objective and principal investment strategies of the U.S. Government Bond Fund and the Balanced Assets Fund and their corresponding Acquiring Funds are substantially similar. The chart below compares these investment objectives and principal investment strategies in greater detail. Additional information of the Acquired Funds' and Acquiring Funds' investment objectives and principal investment strategies is contained in their Prospectuses and Statements of Additional Information.


     Although the U.S. Government Bond Fund employs identical investment strategies as its Acquiring Fund and the Balanced Assets Fund generally employs similar investment strategies as its Acquiring Fund, there is one primary difference between the Balanced Assets Fund and its corresponding Acquiring
Fund:


   o The Investment Sub-Adviser -- As described in the chart below, unlike the Balanced Assets Fund, which is sub-advised solely by BACAP, its corresponding Acquiring Fund will utilize a "multi-manager" approach, where BACAP and Chicago Equity each manage a portion of the assets of the Acquiring Fund.



                         U.S. Government Bond Fund                 Corresponding Acquiring Fund
                 -----------------------------------------   ----------------------------------------
  Investment     BAAI is the Acquired Fund's investment      BAAI is the Acquiring Fund's investment
  Management     adviser. BACAP is the Acquired Fund's       adviser. BACAP is the Acquiring Fund's
                 investment sub-adviser. BACAP's Fixed       investment sub-adviser. BACAP's Fixed
                 Income Management Team makes the            Income Management Team makes the
                 day-to-day investment decisions for the     day-to-day investment decisions for the
                 Acquired Fund.                              Acquiring Fund.

                             U.S. Government Bond Fund                        Corresponding Acquiring Fund
                 ------------------------------------------------   -----------------------------------------------
  Investment     The Acquired Fund seeks total return and           The Acquiring Fund seeks high current
  Objective      preservation of capital by investing in U.S.       income consistent with moderate
                 government securities and repurchase               fluctuation of principal.
                 agreements collateralized by such
                 securities.

  Principal      The Acquired Fund normally invests at              The Acquiring Fund normally invests at
  Investment     least 65% of its assets in U.S. government         least 65% of its assets in U.S. government
  Strategies     obligations and repurchase agreements              obligations and repurchase agreements
                 secured by these securities.                       secured by these securities.
                 The Acquired Fund may also invest in the           The Acquiring Fund may also invest in the
                 following securities rated investment grade        following securities rated investment grade
                 at the time of investment:                         at the time of investment:
                 o mortgage-related securities issued by            o mortgage-related securities issued by
                 governments, their agencies or                     governments, their agencies or
                 instrumentalities, or corporations.                instrumentalities, or corporations.
                 o asset-backed securities or municipal             o asset-backed securities or municipal
                 securities.                                        securities.
                 o corporate debt securities, including             o corporate debt securities, including
                 bonds, notes and debentures.                       bonds, notes and debentures.
                 The Acquired Fund may also invest in               The Acquiring Fund may also invest in
                 securities that aren't part of its principal       securities that aren't part of its principal
                 investment strategies, but it won't hold           investment strategies, but it won't hold
                 more than 10% of its assets in any one             more than 10% of its assets in any one
                 type of these securities. These securities are     type of these securities. These securities are
                 described in the SAI.                              described in the SAI.
                 Normally the Acquired Fund's average               Normally the Acquiring Fund's average
                 dollar-weighted maturity will be between           dollar-weighted maturity will be between
                 five and 30 years.                                 five and 30 years.

                  U.S. Government Bond Fund                         Corresponding Acquiring Fund
      -------------------------------------------------   ------------------------------------------------
      When selecting individual investments, the          When selecting individual investments, the
      team:                                               team:

      o looks at a fixed income security's                o looks at a fixed income security's
        potential to generate both income and               potential to generate both income and
        price appreciation                                  price appreciation

      o allocates assets primarily among U.S.             o allocates assets primarily among U.S.
        government obligations, including                   government obligations, including
        securities issued by government agencies,           securities issued by government agencies,
        mortgage-backed securities and U.S.                 mortgage-backed securities and U.S.
        Treasury securities, based on how they              Treasury securities, based on how they
        have performed in the past, and on how              have performed in the past, and on how
        they are expected to perform under                  they are expected to perform under
        current market conditions. The team may             current market conditions. The team may
        change the allocations when market                  change the allocations when market
        conditions change                                   conditions change

      o selects securities using structure analysis,      o selects securities using structure analysis,
        which evaluates the characteristics of a            which evaluates the characteristics of a
        security, including its call features,              security, including its call features,
        coupons and expected timing of cash                 coupons and expected timing of cash
        flows.                                              flows.

      The team may sell a security when it                The team may sell a security when it
      believes the security is overvalued, there is       believes the security is overvalued, there is
      a deterioration in the security's credit rating     a deterioration in the security's credit rating
      or in the issuer's financial situation, when        or in the issuer's financial situation, when
      other investments are more attractive, or           other investments are more attractive, or
      for other reasons.                                  for other reasons.


                              Balanced Assets Fund                       Corresponding Acquiring Fund
                 ---------------------------------------------   --------------------------------------------
  Investment     BAAI is the Acquired Fund's investment          BAAI is the Acquiring Fund's investment
  Management     adviser. BACAP is the Acquired Fund's           adviser. The Acquiring Fund is managed by
                 investment sub-adviser. BACAP's Value           two sub-advisers: BACAP and Chicago
                 Strategies Team makes the day-to-day            Equity. Chicago Equity's Equity
                 investment decisions for the equity portion     Management Team makes the day-to-day
                 of the Acquired Fund. BACAP's Fixed             investment decisions for the equity portion
                 Income Management Team makes the                of the Acquiring Fund. BACAP's Fixed
                 day-to-day investment decisions for the         Income Management Team makes the
                 fixed income and money market portions          day-to-day investment decisions for the
                 of the Acquired Fund.                           fixed income and money market portions
                                                                 of the Acquiring Fund.

  Investment     The Acquired Fund seeks total return by         The Acquiring Fund seeks to obtain
  Objective      investing in equity and fixed income            long-term growth from capital appreciation,
                 securities.                                     and dividend and interest income.

                               Balanced Assets Fund                           Corresponding Acquiring Fund
                 ------------------------------------------------   -----------------------------------------------
  Principal      The Acquired Fund invests in a mix of              The Acquiring Fund invests in a mix of
  Investment     equity and fixed income securities, as well        equity and fixed income securities, as well
  Strategies     as money market instruments.                       as cash equivalents, including U.S.
                                                                    Government obligations, commercial paper
                                                                    and other short-term, interest-bearing
                                                                    instruments.

                 Equity securities the Acquired Fund invests        The equity securities the Acquiring Fund
                 in are primarily common stock of                   invests in are primarily common stock of
                 established companies believed to be               blue chip companies. These companies are
                 financially strong.                                well established, nationally known
                                                                    companies that have a long record of
                                                                    profitability and a reputation for quality
                                                                    management, products and services.

                 Fixed income securities normally make up           The fixed income securities the Acquiring
                 at least 25% of the Acquired Fund's assets.        Fund invests in are primarily investment
                 Fixed income securities the Acquired Fund          grade bonds and notes. The Acquiring
                 invests in are primarily bonds, notes and          Fund normally invests at least 25% of its
                 mortgage-backed and asset-backed                   assets in senior securities. The Acquiring
                 securities issued by U.S. companies and            Fund may also invest up to 35% of its
                 government entities. Money market                  assets in mortgaged-backed and
                 instruments the Acquired Fund invests in           asset-backed securities.
                 are primarily cash equivalents, including
                 U.S. government obligations, commercial
                 paper and other short-term interest-bearing
                 instruments.

                 The Acquired Fund may also invest in               The Acquiring Fund may also invest in
                 securities that aren't part of its principal       securities that aren't part of its principal
                 investment strategies, but it won't hold           investment strategies, but it won't hold
                 more than 10% of its assets in any one             more than 10% of its assets in any one
                 type of these securities. These securities are     type of these securities. These securities are
                 described in the SAI.                              described in the SAI.

                 The team uses asset allocation as its              The teams use asset allocation as their
                 primary investment approach. The team              primary investment approach. The teams
                 allocates assets among the three asset             allocate assets among the three asset
                 classes based on its assessment of the             classes based on their assessment of the
                 expected risks and returns of each class.          expected risks and returns of each class.

                 The team evaluates:

                 o current economic and financial market
                   conditions, including trends in interest rates, in the United States and abroad

                 o earning and dividend prospects for
                   common stocks

                 o the overall stability of financial markets

                   The team may change the Acquired Fund's
                   asset allocation to try to increase returns and reduce risk.

                     Balanced Assets Fund                         Corresponding Acquiring Fund
       -----------------------------------------------   ----------------------------------------------
       The team identifies individual investments        For the equity portion of the Acquiring
       using the following process:                      Fund, the Equity Management Team uses
                                                         quantitative analysis to analyze
       o For the equity portion of the Acquired          fundamental information about securities
         Fund, the team evaluates the overall            and identify value. Starting with a universe
         economy, industry conditions, and the           of approximately 2000 common stocks, the
         financial condition and management of           team uses a multi-factor computer model to
         each company, using a process called            rank securities, based on the following
         fundamental analysis.                           criteria, among others:

       o For the fixed income portion of the             o changes in actual and expected earnings
         Acquired Fund, the team looks for               o unexpected changes in earnings
         securities rated investment grade at the        o price-to-earnings ratio
         time of investment. The team may                o dividend discount model
         choose unrated securities if it believes        o price-to-cash flow
         they are of comparable quality to
         investment grade securities at the time of
         investment.

       o For the money market portion of the
         Acquired Fund, the team chooses
         high-quality securities primarily to
         provide liquidity.

       The team may use various tax strategies,          The Equity Management Team tries to
       consistent with the Acquired Fund's               manage risk by matching the market
       investment objective, to try to reduce the        capitalization, style and industry weighting
       amount of capital gains distributed to            characteristics of the S&P SuperComposite
       shareholders. For example, the team:              1500. The Equity Management Team
                                                         focuses on selecting individual stocks to try
       o may limit the number of buy and sell            to provide higher returns than the S&P
         transactions it makes                           SuperComposite 1500 while maintaining a
                                                         level of risk similar to the index.

       o will try to sell shares that have the
         lowest tax burden on shareholders

       o may offset capital gains by selling
         securities to realize a capital loss

       While the Acquired Fund tries to manage
       its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


       The team may sell a security when the             The teams may sell a security when the
       Acquired Fund's asset allocation changes,         Acquired Fund's asset allocation changes,
       there is a deterioration in the issuer's          there is a deterioration in the issuer's
       financial situation, when the teams believes      financial situation, when the team believe
       other investments are more attractive, or         other investments are more attractive, or
       for other reasons.                                for other reasons.

Comparison of Investment Policies and Restrictions

     The Acquiring Funds will have a more streamlined set of fundamental and non-fundamental investment policies and restrictions. Some of each Acquired Fund's current investment policies and restrictions may limit its portfolio manager from investing in a security that is both consistent with the investment objective of such Acquired Fund and also a good investment. One reason for changing some of these investment policies is to remove restrictions that unnecessarily hamper the portfolio manager's investment discretion. Many of these restrictions were put in place by the Acquired Funds as a result of the directives of various state securities commissions. Changes to federal securities laws have superseded these directives. Another reason is management's desire to migrate towards uniform investment policies for all funds in the Nations Funds family.

     One of the differences between the Acquiring Funds' fundamental policies and those of the Acquired Funds is that the Acquiring Funds will have the ability under its fundamental policies to invest all of its assets in a master portfolio rather than in individual securities.

     For a detailed comparison of the fundamental investment policies and limitations of the Acquired Funds and the Acquiring Funds, see Appendix III to this Proxy/Prospectus.


Comparison of Forms of Business Organization

     Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and a fund's governing documents fill in most of the gaps and typically create additional operational rules and restrictions that funds must follow. As noted, the Trust and Reserves are Massachusetts business trusts and the Company is a Maryland corporation. The proposed Reorganization would reorganize each Acquired Fund into series of Nations Funds Trust, which is a Delaware business trust. While there are few differences between these forms of organization, one advantage to a Delaware business trust is its potentially greater flexibility. Generally, under Delaware business trust law, a mutual fund's governing instrument, called a declaration of trust, may establish the way it will operate with few state law requirements or prohibitions. Thus, mutual funds organized in Delaware generally have more flexibility in their operations and certainty about any operational restrictions.

     The following discussion outlines some of the differences between the state law and documents currently governing the Acquired Funds of the Trust, the Company and Reserves and those which apply to the Acquiring Funds as series of Nations Funds Trust.

   o The Board of Trustees. Maryland corporations such as the Company, are governed by a Board of Directors. The Acquiring Funds, as series of Nations Funds Trust will be governed by a Board of Trustees. The Board of Nations Funds Trust will have eleven Trustees, ten of whom currently serve as Trustees of the Trust and Reserves and as Directors of the Company, with the eleventh currently serving in an advisory capacity to the Boards of the Trust, the Company and Reserves.

   o Governing Documents. Maryland corporations are typically governed by organizational documents called articles of incorporation and by-laws. Massachusetts and Delaware business trusts are governed by similar sets of documents, typically called a declaration of trust and by-laws. These governing documents are generally similar, although there are some differences. For example, in order for the Company to dissolve under Maryland law, a majority of all outstanding shares of the Company generally must approve such a dissolution. In contrast, the Declaration of Trust of Nations Funds Trust provides that Nations Funds Trust, or any series of Nations Funds Trust, may be dissolved at any time by the Board of Nations Funds Trust with written notice to shareholders. In addition, Nations Funds Trust's Declaration of Trust, as permitted by Delaware law, provides that shareholders of series of Nations Funds Trust would be entitled to vote on mergers, acquisitions and consolidations involving such series, only to the extent required by federal securities law. By limiting mandatory shareholder votes to those matters expressly required under the federal securities laws, the Acquiring Funds will save costs by not having to schedule special shareholder meetings and solicit shareholder proxies. Although as shareholders of an Acquiring Fund of Nations Funds Trust shareholders may no longer have certain rights it is anticipated that the Acquiring Funds would benefit from a reduction in expenses associated with potential proxy solicitations on these matters.

     In general, however, the attributes of a share of common stock in the case of a Maryland corporation such as the Company and a share of beneficial interest in the case of a Massachusetts business trust, are comparable to those of a share of beneficial interest of a Delaware business trust such as Nations Funds Trust, i.e., shares of all are entitled to one vote per share held and fractional votes for fractional shares held.

   o Shareholder Liability. Under Maryland law, shareholders are not personally liable for the debts of a fund. Under Massachusetts law, shareholders may, under certain circumstances, be held personally liable for the debts and obligations of a Massachusetts business trust. In contrast, under Delaware law, shareholders of a Delaware business trust like Nations Funds Trust are not liable for the debts and obligations of such trust.


Comparison of Acquired Fund and Acquiring Fund Performance

     A comparison of the performance of the Government Securities Fund and its Acquiring Fund, and the Asset Allocation Fund and its Acquiring Fund is not provided because each such Acquiring Fund was created to continue the business of its corresponding Acquired Fund. A comparison of the performance of the U.S. Government Bond Fund and its Acquiring Fund, and the Balanced Assets Fund and its Acquiring Fund is not provided because each such Acquiring Fund does not yet have any historical performance with which to make a comparison.


Comparison of Advisory and Other Service Arrangements and Fees

     The Acquired Funds and the Acquiring Funds have the same service providers. Immediately after the Reorganization, these service providers are expected to continue to serve the Acquiring Funds in the capacities indicated below, with the exceptions shown below.

        Service Providers for the Acquired Funds and the Acquiring Funds

      Investment Adviser          BAAI

      Investment Sub-Adviser      BACAP, except the Asset Allocation Fund and
                                  the Asset Allocation Fund (new) which are managed by both BACAP and Chicago Equity

      Distributor                 Stephens Inc. ("Stephens")

      Co-Administrator            BAAI

      Co-Administrator            Stephens

      Sub-Administrator           The Bank of New York

      Custodian                   The Bank of New York

      Transfer Agent              PFPC Inc.

      Sub-Transfer Agent          Bank of America, N.A. ("Bank of America")
                                  (for Primary A shares only)

      Independent Accountants     PricewaterhouseCoopers LLP

     Investment Advisory and Sub-Advisory Services and Fees

     BAAI serves as the investment adviser for each Acquired Fund and each Acquiring Fund. Each Acquired Fund and each Acquiring Fund pay an advisory fee, computed daily and paid monthly, to BAAI based on each such Fund's average daily net assets. Currently the maximum advisory fee rate for each of the Balanced Assets Fund and the Asset Allocation Fund is 0.65%.1 The maximum advisory fee rate for each of the U.S. Government Bond Fund and the Government Securities Fund is 0.50%.2 The maximum advisory fee rate for each of the Acquiring Funds is the same as its corresponding Acquired Fund. BACAP is the sub-adviser for each Acquired Fund except for the Asset Allocation Fund which is co-sub-advised by BACAP and Chicago Equity. BAAI pays BACAP, and in the case of the Asset Allocation Fund, BACAP and Chicago Equity, sub-advisory fees, computed daily and paid monthly, at the maximum annual rate of 0.25% for each of the Balanced Assets Fund and the Asset Allocation Fund, and 0.15% for each of the U.S. Government Bond Fund and the Government Securities Fund of the Acquired Funds' and the corresponding Acquiring Funds' average daily net assets managed by such sub-adviser. BAAI, BACAP and Chicago Equity are registered investment advisers, and BAAI and BACAP are wholly-owned subsidiaries of Bank of America. Currently, BAAI advises over 70 mutual funds in the Nations Funds family and BACAP has over 200 institutional clients and sub-advises more than
50 mutual funds in the Nations Funds family.
--------
1 Currently, BAAI is under a contractual commitment to cap Fund level expenses for the Balanced Assets Fund until July 31, 2001. The waivers and/or reimbursements necessary to maintain those expense levels may come from BAAI's advisory fees, administration fees and/or other fees and expenses (excluding Rule 12b-1/shareholder servicing fees), at BAAI's discretion. After July 31, 2001, it is possible that all waivers and/or reimbursements could be discontinued.

2 Currently, BAAI is under a contractual commitment to cap Fund level expenses for the U.S. Government Bond Fund until July 31, 2001. The waivers and/or reimbursements necessary to maintain those expense levels may come from BAAI's advisory fees, administration fees and/or other fees and expenses (excluding Rule 12b-1/shareholder servicing fees), at BAAI's discretion. After July 31, 2001, it is possible that all waivers and/or reimbursements could be discontinued. In addition, BAAI is under a contractual commitment to cap the advisory fee rate for the Government Securities Fund at 0.40% until July 31, 2001. After July 31, 2001, it is possible that such commitment could be discontinued.

     The following table shows the investment advisory fees, both before and after waivers, for the Acquired Funds and their corresponding Acquiring Funds (as of December 1, 2000) (assuming each Acquired Fund's shareholders approve the Reorganization). It is possible that one or both of the Acquired Funds will not approve their respective Reorganization. The pro forma presentation is not shown here for either of these scenarios because each such scenario would result in a shell transaction only and the total operating expense ratios would remain as they were before the Reorganization. Detailed pro forma advisory fee information, including these addition scenarios, is included in Appendix I.


                      Investment Advisory Fee Information



                                                                                            Pro Forma
                                  Advisory Fees                                           Advisory Fees
                                   Before/After                                           Before/After
         Acquired Fund               Waivers                 Acquiring Fund                  Waivers
------------------------------   ---------------   ----------------------------------   ----------------
  U.S. Government Bond Fund      0.50%/0.24%       Government Securities Fund (new)     0.50%/0.40%
  Government Securities Fund     0.50%/0.40%       Government Securities Fund (new)     0.50%/0.40%
  Balanced Assets Fund           0.65%/0.46%       Asset Allocation Fund (new)          0.65%/0.65%
  Asset Allocation Fund          0.65%/0.65%       Asset Allocation Fund (new)          0.65%/0.65%

     BAAI, the Acquired Funds and Acquiring Funds are currently seeking an exemptive order from the SEC that would permit BAAI to engage a different or additional sub-adviser for a fund to continue the engagement of a sub-adviser who has experienced a change in its ownership or corporate structure or under an agreement that has materially changed, with the approval of the respective Board, but without submitting the sub-advisory change to a vote of the fund's shareholders, under certain circumstances. If this exemptive order is granted and the proposed Reorganization is approved, BAAI, the Acquired Funds or Acquiring Funds will inform shareholders of any such sub-advisory change, which may include: (i) engaging new or additional sub-advisers, (ii) terminating or replacing one or more sub-advisers, or (iii) materially amending an existing sub-advisory agreement. Until this exemptive order is granted and the proposed Reorganization is approved, consistent with applicable law, the Acquired Funds will continue to submit any such sub-advisory changes to the Acquired Funds' shareholders for approval.



     Administration Services


     Stephens and BAAI are the co-administrators for the Acquired Funds and Acquiring Funds. Stephens and BAAI provide the Acquired Funds and Acquiring Funds with administrative services, including, among other things, general supervision of their non-investment operations, preparation of proxy statements and shareholder reports and general supervision of data completion in connection with preparing periodic reports to the respective Boards of the Trust, the Company, Reserves and Nations Funds Trust. For these services and the assumption of expenses, Stephens and BAAI are entitled to a monthly fee, in the aggregate, at the annual rate of 0.22% of the Acquired Funds' and corresponding Acquiring Funds' average daily net assets in the case of the U.S. Government Bond Fund and the Government Securities Fund, and 0.23% of the Acquired Funds' and corresponding Acquiring Funds' average daily net assets in the case of the Balanced Assets Fund and the Asset Allocation Fund.

 Distribution and Shareholder Servicing Arrangements


     Shares of the Acquired Funds and Acquiring Funds are distributed by Stephens, a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act").


     Primary A Shares

     Primary A shares are not subject to any distribution or shareholder servicing fees and, accordingly, the Acquired Funds and the Acquiring Funds have not adopted any related plans.


     Investor A Shares

     Pursuant to combined distribution and shareholder servicing plans adopted pursuant to Rule 12b-1 under the 1940 Act by the Acquired Funds and Acquiring Funds for their Investor A shares, the Acquired Funds and Acquiring Funds may compensate Stephens for any activities or expenses primarily intended to result in the sale of Investor A shares, including sales related services provided by banks, broker/dealers or other financial institutions ("Selling Agents") that have entered into a sales support agreement with Stephens. In addition, the Acquired Funds and Acquiring Funds may compensate or reimburse broker/dealers, banks and other financial institutions ("Servicing Agents") which provide shareholder support services to their customers who own Investor A shares. This shareholder servicing and distribution plan provides that the Acquired Funds and Acquiring Funds may pay Stephens, Selling Agents that have entered into a sales support agreement with Stephens, or Servicing Agents that have entered into a Shareholder Servicing Agreement with the Acquired Funds and Acquiring Funds up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A shares of the Acquired Funds and Acquiring Funds.


     Investor B Shares and Investor C Shares

     The Acquired Funds and Acquiring Funds have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor B Shares and Investor C Shares of the Acquired Funds and Acquiring Funds. Pursuant to these distribution plans, the Acquired Funds and Acquiring Funds may pay Stephens for expenses incurred in connection with the marketing or distribution of the Acquired Funds' and Acquiring Funds' shares, including sales related services provided by selling agents that have entered into a sales support agreement with Stephens. Payments under these distribution plans will be calculated daily and paid monthly and may not exceed 0.75% on an annualized basis of the average daily net asset value of the Investor B Shares and Investor C Shares of the Acquired Funds and Acquiring Funds. The Acquired Funds and Acquiring Funds have also adopted shareholder servicing plans with respect to the Investor B Shares and Investor C Shares of the Acquired Funds and Acquiring Funds. Pursuant to these shareholder servicing plans, the Acquired Funds and Acquiring Funds may compensate or reimburse Servicing Agents that provide shareholder support services to their customers who own shares of the Acquired Funds or Acquiring Funds. Payments under these shareholder servicing plans will be calculated daily and paid monthly and may not exceed 0.25% (on an annual basis) of the average daily net assets of the Investor B Shares and Investor C Shares.

Comparison of Purchase, Redemption, Distribution and Exchange Policies and Other Shareholder Transactions and Services


     As a result of the Reorganization, Acquired Fund shareholders will hold shares of the same class of Acquiring Fund they held in each Acquired Fund. For example, an Acquired Fund shareholder who owns Investor A shares will, immediately after the Reorganization, hold Investor A shares in the corresponding Acquiring Fund. Accordingly, all of the purchase, redemption, distribution, exchange policies and other shareholder transactions and services applicable to a shareholder's share class will remain unaffected and unchanged by the Reorganization. As noted, no sales charge or sales load will be imposed in connection with the exchange of shares in the Reorganization.


Federal Income Tax Considerations


     As noted, the exchange of shares in the Reorganization is expected to be tax free under federal income tax law. The following discussion summarizes the material federal income tax consequences of the Reorganization that are applicable to Acquired Fund shareholders. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy/
Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. An Acquired Fund shareholder's tax treatment may vary depending upon its particular situation. An Acquired Fund shareholder also may be subject to special rules not discussed below if you are a certain kind of shareholder, including: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; or a person that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization.


     Neither the Trust, the Company, Reserves nor Nations Funds Trust has requested or will request an advance ruling from the Internal Revenue Service as to the federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service may adopt positions contrary to that discussed below and such positions could be sustained. An Acquired Fund shareholder is urged to consult with his or her own tax advisors and financial planners as to the particular tax consequences of the Reorganization to the Acquired Fund shareholder, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.


     The obligation of the Acquired Funds and the Acquiring Funds to consummate the Reorganization is conditioned upon the receipt by the Trust, the Company, Reserves and Nations Funds Trust of an opinion of Morrison & Foerster LLP reasonably acceptable to the Trust, the Company, Reserves and Nations Funds Trust substantially to the effect that, on the basis of the representations set forth or referred to in the opinion, the Reorganization will be treated for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code and that the Acquired Funds and the Acquiring Funds will each be parties to a reorganization within the meaning of Section 368(b) of the Code. Provided that the Reorganization so qualifies and the Acquired Funds and the Acquiring Funds are so treated:


   o Neither the Acquired Funds nor the Acquiring Funds will recognize any gain or loss as a result of the Reorganization.


   o An Acquired Fund shareholder will not recognize any gain or loss as a result of the receipt of Acquiring Fund shares in exchange for such shareholder's Acquired Fund shares pursuant to the Reorganization.


   o An Acquired Fund shareholder's aggregate tax basis for the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Acquired Fund shares held immediately before the Reorganization.


   o An Acquired Fund shareholder's holding period for the Acquiring Fund shares received pursuant to the Reorganization will include the period during which the Acquired Fund shares are held.


     The tax opinion of Morrison & Foerster LLP described above is based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Trust, the Company and Reserves, on behalf of their respective Acquired Funds, and Nations Funds Trust, on behalf of the Acquiring Funds, including representations in certificates to be delivered to Morrison & Foerster LLP by the management of each of the Trust, the Company, Reserves and Nations Funds Trust, which if incorrect in any material respect would jeopardize the conclusions reached by Morrison & Foerster LLP in the opinion. In addition, in the event that the Trust, the Company, Reserves and/ or Nations Funds Trust are unable to obtain the tax opinion, they are permitted under the Reorganization Agreements to waive the receipt of such tax opinion as a condition to their obligation to consummate the Reorganization.


     In addition, in order to qualify as a tax-free reorganization under the Code, each Acquiring Fund will be required to hold a certain percentage of the assets of its corresponding Acquired Fund for a period of time as defined in the Code. This provision may require the investment sub-adviser of an Acquiring Fund to retain a security longer than it would absent such requirement.


     Regardless of whether the acquisition of the assets and liabilities of each Acquired Fund by the corresponding Acquiring Fund qualifies as a tax-free reorganization as described above, the sale of securities by the Acquired Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable distribution to Acquired Fund shareholders.


     Since its formation, each Acquired Fund and Acquired Fund believes it has qualified as a separate "regulated investment company" under the Code. Accordingly, each Acquired Fund and Acquiring Fund believes it has been, and expects to continue to be, relieved of federal income tax liability on its taxable income distributions to its shareholders.

Capitalization


     The following tables show the total net assets, number of shares outstanding and net asset value per share of each Acquired Fund and Acquiring Fund. This information is generally referred to as the "capitalization." The term "pro forma capitalization" means the expected capitalization of each Acquiring Fund after it has combined with its corresponding Acquired Fund, i.e., as if the Reorganization had already occurred.


     These capitalization tables are based on figures as of September 30, 2000. The ongoing investment performance and daily share purchase and redemption activity of the Acquired Funds and Acquiring Funds affects capitalization. Therefore, the capitalization on the Closing date may vary from the capitalization shown in the following tables.


     The table below shows the capitalization relating to the reorganization of the U.S. Government Bond Fund and Government Securities Fund into the Government Securities Fund (new).



                                        Total Net Assets        Shares Outstanding     Net Asset Value Per Share
                                     ----------------------   ---------------------   --------------------------
U.S. Government Bond Fund              $55,630,974.00              5,746,515               $ 9.68
(Fund A)                             (Primary A shares)       (Primary A shares)      (Primary A shares)
                                        $2,607,193.00               268,667                $ 9.70
                                     (Investor A shares)      (Investor A shares)     (Investor A shares)
                                        $8,645,303.00               893,173                $ 9.68
                                     (Investor B shares)      (Investor B shares)     (Investor B shares)
                                        $721,153.00                 74,478                 $ 9.68
                                     (Investor C shares)      (Investor C shares)     (Investor C shares)
Government Securities Fund            $151,990,440.00             16,035,375               $ 9.48
(Fund B)                             (Primary A shares)       (Primary A shares)      (Primary A shares)
                                       $53,237,827.00              5,623,627               $ 9.47
                                     (Investor A shares)      (Investor A shares)     (Investor A shares)
                                       $24,939,807.00              2,631,264               $ 9.48
                                     (Investor B shares)      (Investor B shares)     (Investor B shares)
                                         $267,593.00                 28,342                $ 9.44
                                     (Investor C shares)      (Investor C shares)     (Investor C shares)
Government Securities Fund (new)           $0.00                       0                   $ 0.00
(Fund C)                             (Primary A shares)       (Primary A shares)      (Primary A shares)
                                           $0.00                       0                   $ 0.00
                                     (Investor A shares)      (Investor A shares)     (Investor A shares)
                                           $0.00                       0                   $ 0.00
                                     (Investor B shares)      (Investor B shares)     (Investor B shares)
                                           $0.00                       0                   $ 0.00
                                     (Investor C shares)      (Investor C shares)     (Investor C shares)
Pro Forma Combined Fund                $55,630,974.00               5,746,515              $ 9.68
(Fund A + Fund C)                    (Primary A shares)       (Primary A shares)      (Primary A shares)
                                       $2,607,193.00                 268,667               $ 9.70
                                     (Investor A shares)      (Investor A shares)     (Investor A shares)
                                        $8,645,303.00                893,173               $ 9.68
                                     (Investor B shares)      (Investor B shares)     (Investor B shares)
                                         $721,153.00                 74,478                $ 9.68
                                     (Investor C shares)      (Investor C shares)     (Investor C shares)

                                  Total Net Assets        Shares Outstanding     Net Asset Value Per Share
                               ----------------------   ---------------------   --------------------------
Pro Forma Combined Fund         $151,990,440.00             16,035,375               $ 9.48
(Fund B + Fund C)              (Primary A shares)       (Primary A shares)      (Primary A shares)
                                 $53,237,827.00              5,623,627               $ 9.47
                               (Investor A shares)      (Investor A shares)     (Investor A shares)
                                 $24,939,807.00              2,631,264               $ 9.48
                               (Investor B shares)      (Investor B shares)     (Investor B shares)
                                   $267,593.00                28,342                 $ 9.44
                               (Investor C shares)      (Investor C shares)     (Investor C shares)
Pro Forma Combined Fund         $207,621,414.00             21,900,993               $ 9.48
(Fund A + Fund B + Fund C)     (Primary A shares)       (Primary A shares)      (Primary A shares)
                                 $55,845,020.00              5,897,045               $ 9.47
                               (Investor A shares)      (Investor A shares)     (Investor A shares)
                                 $33,585,110.00              3,542,733               $ 9.48
                               (Investor B shares)      (Investor B shares)     (Investor B shares)
                                  $988,746.00                 104,740                $ 9.44
                               (Investor C shares)      (Investor C shares)     (Investor C shares)

     The table below shows the capitalization relating to the reorganization of the Balanced Assets Fund and Asset Allocation Fund into the Asset Allocation Fund (new).



                                   Total Net Assets         Shares Outstanding      Net Asset Value Per Share
                                ----------------------   -----------------------   --------------------------
Balanced Assets Fund              $34,074,802.00             3,334,901                   $10.22
(Fund A)                        (Primary A shares)       (Primary A shares)        (Primary A shares)
                                  $10,069,608.00              986,444                    $10.21
                                (Investor A shares)      (Investor A shares)       (Investor A shares)
                                  $45,489,386.00             4,464,564                   $10.19
                                (Investor B shares)      (Investor B shares)       (Investor B shares)
                                   $876,088.00                 86,290                    $10.15
                                (Investor C shares)      (Investor C shares)       (Investor C shares)
Asset Allocation Fund             $17,934,129.00             754,634.00                  $23.77
(Fund B)                        (Primary A shares)       (Primary A shares)        (Primary A shares)
                                 $277,103,861.00             11,663,078                  $23.76
                                (Investor A shares)      (Investor A shares)       (Investor A shares)
                                  $123,134,728.00            5,207,504                   $23.65
                                (Investor B shares)      (Investor B shares)       (Investor B shares)
                                   $2,723,922.00              115,060                    $23.67
                                (Investor C shares)      (Investor C shares)       (Investor C shares)
Asset Allocation Fund (new)            $0.00                     0                        $0.00
(Fund C)                        (Primary A shares)       (Primary A shares)        (Primary A shares)
                                       $0.00                     0                        $0.00
                                (Investor A shares)      (Investor A shares)       (Investor A shares)
                                       $0.00                     0                        $0.00
                                (Investor B shares)      (Investor B shares)       (Investor B shares)
                                       $0.00                     0                        $0.00
                                (Investor C shares)      (Investor C shares)       (Investor C shares)
Pro Forma Combined Fund           $34,074,802.00              3,334,901                  $10.22
(Fund A + Fund C)               (Primary A shares)       (Primary A shares)        (Primary A shares)
                                  $10,069,608.00               986,444                   $10.21
                                (Investor A shares)      (Investor A shares)       (Investor A shares)
                                  $45,489,368.00              4,464,564                  $10.19
                                (Investor B shares)      (Investor B shares)       (Investor B shares)
                                   $876,088.00                 86,290                    $10.15
                                (Investor C shares)      (Investor C shares)       (Investor C shares)

                                  Total Net Assets        Shares Outstanding     Net Asset Value Per Share
                               ----------------------   ---------------------   --------------------------
Pro Forma Combined Fund          $17,934,129.00               754,634                 $23.77
(Fund B + Fund C)              (Primary A shares)       (Primary A shares)      (Primary A shares)
                                 $277,103,861.00              11,663,078              $23.76
                               (Investor A shares)      (Investor A shares)     (Investor A shares)
                                 $123,134,728.00              5,207,504               $23.65
                               (Investor B shares)      (Investor B shares)     (Investor B shares)
                                 $2,723,922.00                115,060                 $23.67
                               (Investor C shares)      (Investor C shares)     (Investor C shares)
Pro Forma Combined Fund          $52,008,931.00              2,188,007                $23.77
(Fund A + Fund B + Fund C)     (Primary A shares)       (Primary A shares)      (Primary A shares)
                                 $287,173,469.00              12,086,425              $23.76
                               (Investor A shares)      (Investor A shares)     (Investor A shares)
                                 $168,624,096.00              7,129,983               $23.65
                               (Investor B shares)      (Investor B shares)     (Investor B shares)
                                 $3,600,010.00                152,092                 $23.67
                               (Investor C shares)      (Investor C shares)     (Investor C shares)

                                VOTING MATTERS

General Information

     This Proxy/Prospectus is being furnished in connection with the solicitation of proxies for the Meetings by, and on behalf of, the Boards. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust, the Company and Reserves also may solicit proxies by telephone or otherwise. In this connection, the Trust, the Company and Reserves have retained ADP Proxy Services to assist in the solicitation of proxies. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope; (2) by fax, by marking, signing, dating and faxing the enclosed proxy ballot(s) to ADP Proxy Services at (704) 388-2641;
(3) by phone at (800) 690-6903; or 4) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meetings by submitting to the Trust, the Company and/or Reserves a written notice of revocation addressed to the Trust, the Company and/or Reserves at the address shown on the cover page of this Proxy/Prospectus, or a subsequently executed proxy or by attending the Meetings and voting in person.


     Any expenses incurred as a result of hiring ADP Proxy Services or any other proxy solicitation agent will be borne by BAAI and/or its affiliates.


     Only shareholders of record at the close of business on January 15, 2001 will be entitled to vote at the Meetings. On that date, xxx,xxx,xxx shares of the U.S. Government Bond Fund, xxx,xxx,xxx shares of the Government Securities Fund, xxx,xxx,xxx shares of the Balanced Assets Fund and xxx,xxx,xxx shares of the Asset Allocation Fund were outstanding and entitled to be voted. Each whole and fractional share of an Acquired Fund is entitled to a whole or fractional vote.


     If the accompanying proxy ballot(s) is executed and returned in time for the Meetings, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meetings.

Quorum

     A quorum is constituted with respect to the Acquired Funds by the presence in person or by proxy of the holders of more than one-half of the outstanding shares of each Acquired Fund entitled to vote at the Meetings. For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions will be treated as shares that are present at the Meetings but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of each Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     In the event that a quorum is not present at the Meetings, or in the event that a quorum is present at the Meetings but sufficient votes to approve any Reorganization Agreement are not received by an Acquired Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies under Massachusetts law and the Trust's and Reserves's charter documents, a meeting may be adjourned for a reasonable period in order to obtain a requisite vote. Under Maryland state law, any adjourned session or sessions may be held after the date set for the original Meetings of the U.S. Government Bond Fund and the Government Securities Fund without notice except announcement at the Meetings, provided that the Meetings are not adjourned beyond the 120th day from January 15, 2001 (which is the record date). Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meetings in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

Shareholder Approval

     Each Reorganization Agreement is being submitted for approval at the Meetings by each respective Acquired Fund's shareholders pursuant to the charter documents of the Trust, the Company and Reserves, and were unanimously approved by their respective Boards at meetings held on August 23, 2000. Each Reorganization Agreement must be approved by a majority of the shares of each respective Acquired Fund present at the Meetings in person or by proxy. The Reorganization of any Acquired Fund is not conditioned upon the Reorganization of any other Acquired Fund. Accordingly, it is possible that one or more Acquired Fund(s)' shareholders will not approve the Reorganization and such Acquired Fund(s) will not be reorganized. In this event, the Board will consider what further action is appropriate.

     A vote of the shareholders of the Acquiring Funds is not being solicited, since their approval or consent is not necessary for the Reorganization.

Principal Shareholders

     The table below shows the name, address and share ownership of each person known to the Trust, the Company and Reserves to have ownership with respect to 5% or more of a class of an Acquired Fund as of January 15, 2001. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to the Trust, the Company and/or Reserves to own such shares beneficially is designated by an asterisk.

                                                                               Percentage of
                            Class; Amount of     Percentage     Percentage       Fund Post
 Fund   Name and Address      Shares Owned        of Class        of Fund         Closing
------  ------------------ ------------------   ------------   ------------   --------------
[TBD]

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of January 15, 2001, Bank of America had
voting control of [     ]% of the U.S. Government Bond Fund's outstanding
shares, [     ]% of the Government Securities Fund's outstanding shares, [
]% of the Balanced Assets Fund's outstanding shares, and [     ]% of the Asset
Allocation Fund's outstanding shares. Accordingly, the Bank of America may be considered to "control" such Acquired Funds. The address of Bank of America is:
1401 Elm Street, 11th Floor, Dallas, TX 75202-2911. Bank of America's control is likely to increase the chance that the Acquired Funds' shareholders will approve the proposed items.


     As of January 15, 2001, the officers and Trustees/Directors of each of the Trust, the Company and Reserves, as a group, owned less than 1% of any class of an Acquired Fund.


Annual Meetings and Shareholder Meetings


     Neither the Trust, the Company nor Reserves presently holds annual meetings of shareholders for the election of Trustees/Directors and other business unless otherwise required by the 1940 Act.



ADDITIONAL INFORMATION ABOUT THE TRUST, THE COMPANY, RESERVES AND NATIONS FUNDS
                                     TRUST


     Additional information about the Acquired Funds and Acquiring Funds is included in their Prospectuses and Statements of Additional Information dated August 1, 2000, as supplemented, for the Acquired Funds and dated December 27, 2000 for the Acquiring Funds, copies of which, to the extent not included herewith, may be obtained without charge by writing or calling the Trust, the Company, Reserves and/or Nations Funds Trust at the address and telephone number set forth on the first page of this Proxy/Prospectus. The proxy materials, reports and other information filed by the Trust, the Company and Reserves can be inspected and copied at the public reference facilities maintained by the SEC located at 450 5th Street N.W., Washington, D.C. 20549, and 7 World TradeCenter, Suite 1300, New York, NY 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site (www.sec.gov) that contains reports, other information and proxy statements filed by the Trust, the Company and Reserves.

     Officers of the Trust, the Company and Reserves are elected by, and serve at the pleasure of, the Boards of the Trust, the Company and Reserves, respectively. Officers of the Trust, the Company and Reserves receive no remuneration from the Trust, the Company and Reserves, respectively, for their services in such capacities.


                             FINANCIAL STATEMENTS


     The audited financial statements and financial highlights for shares of the Acquired Funds for the annual period ended March 31, 2000, and unaudited financial statements for shares of the Acquired Funds for the semi-annual period ended September 30, 2000, are incorporated by reference in their prospectuses or statements of additional information, or in the statement of additional information related to this Proxy/
Prospectus.


     The annual financial statements and financial highlights of the Acquired Funds for the year ended March 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants, to the extent indicated in their reports thereon and have been incorporated by reference in the Statement of Additional Information to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.


                                OTHER BUSINESS


     The Boards know of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.



                             SHAREHOLDER INQUIRIES


     Shareholder inquiries may be addressed to the Trust, the Company and/or Reserves in writing at the address, or by phone at the phone number, on the cover page of this Proxy/Prospectus.


                                    *  *  *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY BALLOT(S) AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY SUBMIT PROXIES BY FAX, TELEPHONE OR ON-LINE.


     THE TRUST, THE COMPANY AND/OR RESERVES WILL FURNISH, WITHOUT CHARGE, COPIES OF THE MARCH 31, 2000 ANNUAL REPORT AND THE SEPTEMBER 30, 2000 SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: NATIONS FUND TRUST, NATIONS FUND, INC. OR NATIONS RESERVES, ONE BANK OF AMERICA PLAZA, 101 SOUTH TRYON STREET, CHARLOTTE, N.C. 28255 OR BY TELEPHONE AT 1-800-321-7854.

                                  APPENDIX I


            Expense Summaries of Acquired Funds and Acquiring Funds


     The following tables describe the fees and expenses associated with holding Acquired Fund and Acquiring Fund shares. In particular, the tables (a) compare the fees and expenses as of December 1, 2000, for each class of each Acquired Fund and the corresponding class of the Acquiring Fund, and (b) show the estimated fees and expenses for each combined Acquiring Fund on a pro forma basis after giving effect to the Reorganization.


     The fund operating expense levels shown in this Proxy/Prospectus assume current net asset levels; pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

                           U.S. GOVERNMENT BOND FUND

Primary A Shares

                                                                                       Government
                                                                                  Securities Fund (new)
                                                                                        Pro Forma
                                                              U.S. Government            (After
                                                                 Bond Fund           Reorganization)
                                                             -----------------   ----------------------
Shareholder Fees
 (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases .........          none                  none
Maximum deferred sales charge (load) .....................          none                  none
Annual Fund Operating Expenses(1)
 (Expenses that are deducted from the Fund's assets)
Management fees ..........................................          0.50%                  0.50%
Other expenses ...........................................          0.54%                  0.54%
                                                                   -----                 ------
Total annual Fund operating expenses .....................          1.04%                  1.04%
Fee waivers and/or reimbursements ........................         (0.26)%                (0.26)%
                                                                   -----                 ------
Total net expenses(2,3) ..................................          0.78%                  0.78%
                                                                   =====                 ======

--------
1 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
2 Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government
  Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.
3 Administration fees of 0.05% are voluntarily waived by the co-administrator;
  however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 0.73%

Example
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Primary A Shares

                                                                          1 year   3 years   5 years   10 years
                                                                         -------- --------- --------- ---------
U.S. Government Bond Fund ..............................................    $80      $305      $549    $1,247
Government Securities Fund (new) Pro Forma (after reorganization) ......    $80      $305      $549    $1,247

                          GOVERNMENT SECURITIES FUND

Primary A Shares

                                                                                            Government
                                                                                       Securities Fund (new)
                                                                                             Pro Forma
                                                                      Government              (After
                                                                   Securities Fund        Reorganization)
                                                                  -----------------   ----------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases ..............          none                  none
Maximum deferred sales charge (load) ..........................          none                  none
Annual Fund Operating Expenses(1)
  (Expenses that are deducted from the Fund's assets) .........
Management fees ...............................................          0.50%                  0.50%
Other expenses ................................................          0.38%                  0.38%
                                                                        -----                 ------
Total annual Fund operating expenses ..........................          0.88%                  0.88%
Fee waivers and/or reimbursements .............................         (0.10)%                (0.10)%
                                                                        -----                 ------
Total net expenses(2,3) .......................................          0.78%                  0.78%
                                                                        =====                 ======

--------
1 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
2 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.
3 Administration fees of 0.05% are voluntarily waived by the co-administrator;
  however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 0.73%.

Example
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


Primary A Shares

                                                                          1 year   3 years   5 years   10 years
                                                                         -------- --------- --------- ---------
Government Securities Fund .............................................    $80      $271      $478    $1,075
Government Securities Fund (new) Pro Forma (after reorganization) ......    $80      $271      $478    $1,075

                         U.S. GOVERNMENT BOND FUND AND
                          GOVERNMENT SECURITIES FUND
Primary A Shares

                                                                                                           Government
                                                                                                      Securities Fund (new)
                                                                                                            Pro Forma
                                                              U.S. Government        Government              (After
                                                                 Bond Fund        Securities Fund        Reorganization)
                                                             -----------------   -----------------   ----------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases .........         none                none                  none
Maximum deferred sales charge (load) .....................         none                none                  none
Annual Fund Operating Expenses(1)
  (Expenses that are deducted from the Fund's assets)
Management fees ..........................................         0.50 %              0.50 %                0.50 %
Other expenses ...........................................         0.54 %              0.38 %                0.38 %
                                                                  -----               -----                  -----
Total annual Fund operating expenses .....................         1.04 %              0.88 %                0.88 %
Fee waivers and/or reimbursements ........................        (0.26)%             (0.10)%               (0.10)%
                                                                  ------              ------                ------
Total net expenses(2) ....................................         0.78%(3)            0.78%(4)              0.78%(4)
                                                                  ========            ========              =======

--------
1 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
2 Administration fees of 0.05% are voluntarily waived by the co-administrator;
  however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 0.73%.
3 Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government
  Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.
4 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Primary A Shares

                                                                          1 year   3 years   5 years   10 years
                                                                         -------- --------- --------- ---------
U.S. Government Bond Fund ..............................................    $80      $305      $549    $1,247
Government Securities Fund .............................................    $80      $271      $478    $1,075
Government Securities Fund (new) Pro Forma (after reorganization) ......    $80      $271      $478    $1,075

                           U.S. GOVERNMENT BOND FUND

                               Investor A Shares
                                                                                                 Government
                                                                                            Securities Fund (new)
                                                                                                  Pro Forma
                                                                        U.S. Government            (After
                                                                           Bond Fund           Reorganization)
                                                                       -----------------   ----------------------
Shareholder Fees
 (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering
 price .............................................................          4.75%                  4.75%
Maximum deferred sales charge as a % of net asset value1 ...........         none                  none
Annual Fund Operating Expenses(2)
 (Expenses that are deducted from the Fund's assets)
Management fees ....................................................          0.50%                  0.50%
Distribution (12b-1) and shareholder servicing fees ................          0.25%                  0.25%
Other expenses .....................................................          0.54%                  0.54%
                                                                             -----                 ------
Total annual Fund operating expenses ...............................          1.29%                  1.29%
Fee waivers and/or reimbursements ..................................         (0.26)%                (0.26)%
                                                                             -----                 ------
Total net expenses(3,4) ............................................          1.03%                  1.03%
                                                                             =====                 ======

--------
1 A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
3 Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government
  Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.
4 Administration fees of 0.05% are voluntarily waived by the co-administrator;
  however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 0.98%.

Example
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor A Shares

                                                                               1 year     3 years     5 years     10 years
                                                                              --------   ---------   ---------   ---------
U.S. Government Bond Fund .................................................     $575        $841      $1,126      $1,939
Government Securities Fund (new) Pro Forma (after reorganization) .........     $575        $841      $1,126      $1,939

                          GOVERNMENT SECURITIES FUND

                               Investor A Shares
                                                                                                    Government
                                                                                               Securities Fund (new)
                                                                               Government            Pro Forma
                                                                               Securities             (After
                                                                                  Fund            Reorganization)
                                                                            ---------------- ------------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering price         4.75%                4.75%
Maximum deferred sales charge as a % of net asset value(1) ................        none                 none
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets)
Management fees ...........................................................        0.50%                0.50%
Distribution (12b-1) and shareholder servicing fees .......................        0.25%                0.25%
Other expenses ............................................................        0.38%                0.38%
                                                                                 ------               ------
Total annual Fund operating expenses ......................................        1.13%                1.13%
Fee waivers and/or reimbursements .........................................       (0.10)%              (0.10)%
                                                                                 ------               ------
Total net expenses(3,4)....................................................        1.03%                1.03%
                                                                                 ======               ======

--------
1 A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
3 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.
4 Administration fees of 0.05% are voluntarily waived by the co-administrator;
  however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 0.98%.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor A Shares

                                                                               1 year     3 years     5 years     10 years
                                                                              --------   ---------   ---------   ---------
Government Securities Fund ................................................     $575        $808      $1,060      $1,778
Government Securities Fund (new) Pro Forma (after reorganization) .........     $575        $808      $1,060      $1,778

                         U.S. GOVERNMENT BOND FUND AND
                          GOVERNMENT SECURITIES FUND

                               Investor A Shares
                                                                                                        Government
                                                                                                   Securities Fund (new)
                                                                                      Government         Pro Forma
                                                                    U.S. Government   Securities          (After
                                                                       Bond Fund         Fund         Reorganization)
                                                                   ----------------- ------------ ----------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of
  offering price .................................................       4.75 %         4.75 %           4.75 %
Maximum deferred sales charge as a % of net asset value(1) .......       none           none             none
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets)
Management fees ..................................................       0.50 %         0.50 %           0.50 %
Distribution (12b-1) and shareholder servicing fees ..............       0.25 %         0.25 %           0.25 %
Other expenses ...................................................       0.54 %         0.38 %           0.38 %
                                                                        -----           -----            -----
Total annual Fund operating expenses .............................       1.29 %         1.13 %           1.13 %
Fee waivers and/or reimbursements ................................      (0.26)%        (0.10)%          (0.10)%
                                                                        ------          ------           -----
Total net expenses(3) ..............................................     1.03 %(4)      1.03 %(5)        1.03 %(5)
                                                                        ========        ======           =====

--------
1 A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
3 Administration fees of 0.05% are voluntarily waived by the co-administrator;
  however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 0.98%.
4 Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government
  Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.
5 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor A Shares

                                                                               1 year     3 years     5 years     10 years
                                                                              --------   ---------   ---------   ---------
U.S. Government Bond Fund .................................................     $575        $841      $1,126      $1,939
Government Securities Fund ................................................     $575        $808      $1,060      $1,778
Government Securities Fund (new) Pro Forma (after reorganization) .........     $575        $808      $1,060      $1,778

                           U.S. GOVERNMENT BOND FUND


                               Investor B Shares
                                                                                                 Government
                                                                                            Securities Fund (new)
                                                                                                  Pro Forma
                                                                        U.S. Government            (After
                                                                           Bond Fund           Reorganization)
                                                                       -----------------   ----------------------
Shareholder Fees
 (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering
 price .............................................................          none                   none
Maximum deferred sales charge as a % of net asset value(1) .........          5.00 %                 5.00 %
Annual Fund Operating Expenses(2)
 (Expenses that are deducted from the Fund's assets)
Management fees ....................................................          0.50 %                 0.50 %
Distribution (12b-1) and shareholder servicing fees ................          1.00 %                 1.00 %
Other expenses .....................................................          0.54 %                 0.54 %
                                                                             -----                 ------
Total annual Fund operating expenses ...............................          2.04 %                 2.04 %
Fee waivers and/or reimbursements ..................................         (0.26)%                (0.26)%
                                                                             -----                 ------
Total net expenses(3,4).............................................          1.78 %                 1.78 %
                                                                             =====                 ======

--------
1 This charge decreases over time. Please see the Acquired Fund's or Acquiring
  Fund's prospectus for more details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
3 Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government
  Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.
4 Administration fees of 0.05% are voluntarily waived by the co-administrator;
  however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 1.73%.

Example
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor B Shares

                                                                               1 year     3 years     5 years     10 years
                                                                              --------   ---------   ---------   ---------
U.S. Government Bond Fund .................................................     $681        $915      $1,274      $2,155
Government Securities Fund (new) Pro Forma (after reorganization) .........     $681        $915      $1,274      $2,155

                          GOVERNMENT SECURITIES FUND



                               Investor B Shares
                                                                                                        Government
                                                                                                   Securities Fund (new)
                                                                                                         Pro Forma
                                                                                  Government              (After
                                                                               Securities Fund        Reorganization)
                                                                              -----------------   ----------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering price           none                  none
Maximum deferred sales charge as a % of net asset value(1).................          5.00%                  5.00%
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets) .....................
Management fees ...........................................................          0.50%                  0.50%
Distribution (12b-1) and shareholder servicing fees .......................          1.00%                  1.00%
Other expenses ............................................................          0.38%                  0.38%
                                                                                    -----                 ------
Total annual Fund operating expenses ......................................          1.88%                  1.88%
Fee waivers and/or reimbursements .........................................         (0.10)%                (0.10)%
                                                                                    -----                 ------
Total net expenses(3,4) .....................................................        1.78%                  1.78%
                                                                                    =====                 ======

--------
1 This charge decreases over time. Please see the Acquired Fund's or Acquiring
  Fund's prospectus for more details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
3 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.
4 Administration fees of 0.05% are voluntarily waived by the co-administrator;
  however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 1.73%.


Example
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor B Shares

                                                                              1 year     3 years     5 years     10 years
                                                                             --------   ---------   ---------   ---------
Government Securities Fund ...............................................     $681        $881      $1,207      $1,997
Government Securities Fund (new) Pro Forma (after reorganization) ........     $681        $881      $1,207      $1,997

                         U.S. GOVERNMENT BOND FUND AND
                          GOVERNMENT SECURITIES FUND

                               Investor B Shares
                                                                                                             Government
                                                                                                        Securities Fund (new)
                                                                                                              Pro Forma
                                                                    U.S. Government      Government            (After
                                                                       Bond Fund      Securities Fund      Reorganization)
                                                                   ----------------- ----------------- ----------------------
Shareholder Fees
  (Fees paid directly from your investment) ......................
Maximum sales charge (load) imposed on purchases, as a %
  of offering price ..............................................       none             none                none
Maximum deferred sales charge as a % of net asset value(1) .........     5.00 %           5.00 %              5.00 %
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets) ............
Management fees ..................................................       0.50 %           0.50 %              0.50 %
Distribution (12b-1) and shareholder servicing fees ..............       1.00 %           1.00 %              1.00 %
Other expenses ...................................................       0.54 %           0.38 %              0.38 %
                                                                        -----             -----              -----
Total annual Fund operating expenses .............................       2.04 %           1.88 %              1.88 %
Fee waivers and/or reimbursements ................................      (0.26)%          (0.10)%             (0.10)%
                                                                        ------            ------              -----
Total net expenses3 ..............................................       1.78 %(4)        1.78 %(5)           1.78 %(5)
                                                                        ========          ========            =====

--------
1 This charge decreases over time. Please see the Acquired Fund's or Acquiring
  Fund's prospectus for more details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
3 Administration fees of 0.05% are voluntarily waived by the co-administrator;
  however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 1.73%.
4 Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government
  Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.
5 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

     o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor B Shares

                                                                               1 year     3 years     5 years     10 years
                                                                              --------   ---------   ---------   ---------
U.S. Government Bond Fund .................................................     $681        $915      $1,274      $2,155
Government Securities Fund ................................................     $681        $881      $1,207      $1,997
Government Securities Fund (new) Pro Forma (after reorganization) .........     $681        $881      $1,207      $1,997

                           U.S. GOVERNMENT BOND FUND

                               Investor C Shares
                                                                                               Government
                                                                                          Securities Fund (new)
                                                                                                Pro Forma
                                                                      U.S. Government            (After
                                                                         Bond Fund           Reorganization)
                                                                     -----------------   ----------------------
Shareholder Fees
  (Fees paid directly from your investment) ......................
Maximum sales charge (load) imposed on purchases, as a % of
  offering price .................................................          none                  none
Maximum deferred sales charge as a % of net asset value(1) .......          1.00 %                1.00 %
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets) ............
Management fees ..................................................          0.50 %                0.50 %
Distribution (12b-1) and shareholder servicing fees ..............          1.00 %                1.00 %
Other expenses ...................................................          0.54 %                0.54 %
                                                                           -----                 ------
Total annual Fund operating expenses .............................          2.04 %                2.04 %
Fee waivers and/or reimbursements ................................         (0.26)%               (0.26)%
                                                                           -----                 ------
Total net expenses(3,4)...........................................          1.78 %                1.78 %
                                                                           =====                 ======

--------
1 This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
3 Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government
  Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.
4 Administration fees of 0.05% are voluntarily waived by the co-administrator;
  however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 1.73%.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:



                                                                               1 year     3 years      5 years      10 years
                                                                              --------   ---------   -----------   ---------
                               Investor C Shares
U.S. Government Bond Fund .................................................     $281        $615       $ 1,074      $2,348
Government Securities Fund (new) Pro Forma (after reorganization) .........     $281        $615       $ 1.074      $2,348

                          GOVERNMENT SECURITIES FUND
Investor C Shares

                                                                                                        Government
                                                                                                   Securities Fund (new)
                                                                                                         Pro Forma
                                                                                  Government              (After
                                                                               Securities Fund        Reorganization)
                                                                              -----------------   ----------------------
Shareholder Fees
  (Fees paid directly from your investment) ...............................
Maximum sales charge (load) imposed on purchases, as a % of offering price           none                  none
Maximum deferred sales charge as a % of net asset value(1) ................          1.00 %                1.00 %
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets) .....................
Management fees ...........................................................          0.50 %                0.50 %
Distribution (12b-1) and shareholder servicing fees .......................          1.00 %                1.00 %
Other expenses ............................................................          0.38 %                0.38 %
                                                                                    -----                 ------
Total annual Fund operating expenses ......................................          1.88 %                1.88 %
Fee waivers and/or reimbursements .........................................         (0.10)%               (0.10)%
                                                                                    -----                 ------
Total net expenses(3,4)....................................................          1.78 %                1.78 %
                                                                                    =====                 ======

--------
1 This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
3 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.
4 Administration fees of 0.05% are voluntarily waived by the co-administrator;
  however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 1.73%.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor C Shares

                                                                               1 year     3 years     5 years     10 years
                                                                              --------   ---------   ---------   ---------
 Government Securities Fund ...............................................     $281        $560        $964      $2,095
 Government Securities Fund (new) Pro Forma (after reorganization) ........     $281        $560        $964      $2,095

                         U.S. GOVERNMENT BOND FUND AND
                          GOVERNMENT SECURITIES FUND
Investor C Shares

                                                                                                              Government
                                                                                                         Securities Fund (new)
                                                                                          Government           Pro Forma
                                                                      U.S. Government     Securities            (After
                                                                         Bond Fund           Fund           Reorganization)
                                                                     -----------------   ------------   ----------------------
Shareholder Fees
  (Fees paid directly from your investment) ......................
Maximum sales charge (load) imposed on purchases, as a % of
  offering price .................................................         none             none                none
Maximum deferred sales charge as a % of net asset value(1) .......         1.00  %           1.00 %             1.00 %
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets) ............
Management fees ..................................................         0.50  %           0.50 %             0.50 %
Distribution (12b-1) and shareholder servicing fees ..............         1.00  %           1.00 %             1.00 %
Other expenses ...................................................         0.54  %           0.38 %             0.38 %
                                                                          -----             -----               -----
Total annual Fund operating expenses .............................         2.04  %           1.88 %             1.88 %
Fee waivers and/or reimbursements ................................        (0.26) %          (0.10)%            (0.10)%
                                                                          ------            ------              ------
Total net expenses(3) ............................................         1.78 %(4)         1.78 %(5)          1.78 %(5)
                                                                          ========          ========            ======

--------
1 This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
3 Administration fees of 0.05% are voluntarily waived by the co-administrator;
  however, there is no guarantee that this waiver will continue for any specified period of time. This waiver is not reflected in the table above. The total net expense ratio including this waiver is 1.73%.
4 Nations U.S. Government Bond Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001, so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Government
  Securities Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.
5 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                                               1 year     3 years     5 years     10 years
                                                                              --------   ---------   ---------   ---------
                               Investor C Shares
U.S. Government Bond Fund .................................................     $281        $615      $1,074      $2,348
Government Securities Fund ................................................     $281        $560      $  964      $2,095
Government Securities Fund (new) Pro Forma (after reorganization) .........     $281        $560      $  964      $2,095

                             BALANCED ASSETS FUND

Primary A Shares

                                                                                     Asset Allocation
                                                                                   Fund (new) Pro Forma
                                                                     Balanced             (After
                                                                   Assets Fund       Reorganization)
                                                                  -------------   ---------------------
Shareholder Fees
  (Fees paid directly from your investment) ...................
Maximum sales charge (load) imposed on purchases ..............       none                none
Maximum deferred sales charge (load) ..........................       none                none
Annual Fund Operating Expenses(1)
  (Expenses that are deducted from the Fund's assets) .........
Management fees ...............................................        0.65 %             0.65 %
Other expenses ................................................        0.54 %             0.54 %
                                                                      -----               -----
Total annual Fund operating expenses ..........................        1.19 %             1.19 %
                                                                                          =====
Fee waivers and/or reimbursements .............................       (0.19)%            (0.19)%
                                                                      -----               -----
Total net expenses(2) .........................................        1.00 %             1.00 %
                                                                      =====               =====

--------
1 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service fees.
2 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that those waivers and/or reimbursements will continue after this date.


Example
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:



                                                                           1 year     3 years     5 years     10 years
                                                                          --------   ---------   ---------   ---------
                               Primary A Shares
Balanced Assets Fund ..................................................     $102        $359        $636      $1,426
Asset Allocation Fund (new) Pro Forma (after reorganization) ..........     $102        $359        $636      $1,426

                             ASSET ALLOCATION FUND


Primary A Shares


                                                                               Asset Allocation
                                                                 Asset       Fund (new) Pro Forma
                                                              Allocation            (After
                                                                 Fund          Reorganization)
                                                             ------------   ---------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases .........        none               none
Maximum deferred sales charge (load) .....................        none               none
Annual Fund Operating Expenses(1)
  (Expenses that are deducted from the Fund's assets)
Management fees ..........................................        0.65%              0.65%
Other expenses ...........................................        0.35%              0.35%
                                                                 -----              -----
Total annual Fund operating expenses .....................        1.00%              1.00%
                                                                 =====              =====

--------
1 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.


Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Primary A Shares


                                                                           1 year     3 years     5 years     10 years
                                                                          --------   ---------   ---------   ---------
Asset Allocation Fund .................................................     $102        $318        $552      $1,225
Asset Allocation Fund (new) Pro Forma (after reorganization) ..........     $102        $318        $552      $1,225

                           BALANCED ASSETS FUND AND
                             ASSET ALLOCATION FUND

Primary A Shares

                                                                                               Asset Allocation
                                                                                 Asset       Fund (new) Pro Forma
                                                                Balanced      Allocation            (After
                                                              Assets Fund        Fund          Reorganization)
                                                             -------------   ------------   ---------------------
Shareholder Fees
 (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases .........       none            none               none
Maximum deferred sales charge (load) .....................       none            none               none
Annual Fund Operating Expenses(1)
 (Expenses that are deducted from the Fund's assets)
Management fees ..........................................       0.65 %          0.65%              0.65%
Other expenses ...........................................       0.54 %          0.35%              0.35%
                                                                -----            -----              -----
Total annual Fund operating expenses .....................       1.19 %          1.00%              1.00%
                                                                                 =====              =====
Fee waivers and/or reimbursements ........................      (0.19)%           N/A                N/A
                                                                ------
Total net expenses .......................................       1.00 %(2)        N/A                N/A
                                                                ========

--------
1 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
2 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Primary A Shares

                                                                           1 year     3 years     5 years     10 years
                                                                          --------   ---------   ---------   ---------
Balanced Assets Fund ..................................................     $102        $359        $636      $1,426
Asset Allocation Fund .................................................     $102        $318        $552      $1,225
Asset Allocation Fund (new) Pro Forma (after reorganization) ..........     $102        $318        $552      $1,225

                             BALANCED ASSETS FUND



                               Investor A Shares
                                                                                                Asset Allocation
                                                                                              Fund (new) Pro Forma
                                                                                Balanced             (After
Shareholder Fees                                                              Assets Fund       Reorganization)
                                                                              ------------      ---------------

  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering price         5.75 %             5.75 %
Maximum deferred sales charge as a % of net asset value(1) ................       none                none
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets)
Management fees ...........................................................        0.65 %             0.65 %
Distribution (12b-1) and shareholder servicing fees .......................        0.25 %             0.25 %
Other expenses ............................................................        0.54 %             0.54 %
                                                                                 ------              -----
Total annual Fund operating expenses ......................................        1.44 %             1.44 %
                                                                                                     =====
Fee waivers and/or reimbursements .........................................       (0.19)%            (0.19)%
                                                                                 ------              -----
Total net expenses(3)......................................................        1.25 %             1.25 %
                                                                                 ======              =====

--------
1 A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
3 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor A Shares

                                                                           1 year     3 years     5 years     10 years
                                                                          --------   ---------   ---------   ---------
Balanced Assets Fund ..................................................     $695        $988      $1,301      $2,188
Asset Allocation Fund (new) Pro Forma (after reorganization) ..........     $695        $988      $1,301      $2,188

                             ASSET ALLOCATION FUND



                               Investor A Shares
                                                                                         Asset Allocation
                                                                           Asset       Fund (new) Pro Forma
                                                                        Allocation            (After
                                                                           Fund          Reorganization)
                                                                       ------------   ---------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering
  price ............................................................        5.75%              5.75%
Maximum deferred sales charge as a % of net asset value(1) ...........       none               none
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets)
Management fees ....................................................        0.65%              0.65%
Distribution (12b-1) and shareholder servicing fees ................        0.25%              0.25%
Other expenses .....................................................        0.35%              0.35%
                                                                           -----              -----
Total annual Fund operating expenses ...............................        1.25%              1.25%
                                                                           =====              =====

--------
1 A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.


Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor A Shares

                                                                           1 year     3 years     5 years     10 years
                                                                          --------   ---------   ---------   ---------
Asset Allocation Fund .................................................     $695        $949      $1,223      $2,002
Asset Allocation Fund (new) Pro Forma (after reorganization) ..........     $695        $949      $1,223      $2,002

                            BALANCED ASSETS FUND AND
                             ASSET ALLOCATION FUND

                               Investor A Shares
                                                                                                       Asset Allocation
                                                                                         Asset       Fund (new) Pro Forma
                                                                        Balanced      Allocation            (After
                                                                      Assets Fund        Fund          Reorganization)
                                                                     -------------   ------------   ---------------------
Shareholder Fees
 (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of
 offering price ..................................................       5.75 %          5.75%              5.75%
Maximum deferred sales charge as a % of net asset value(1) .......       none            none               none
Annual Fund Operating Expenses(2)
 (Expenses that are deducted from the Fund's assets)
Management fees ..................................................       0.65 %          0.65%              0.65%
Distribution (12b-1) and shareholder servicing fees ..............       0.25 %          0.25%              0.25%
Other expenses ...................................................       0.54 %          0.35%              0.35%
                                                                        -----            -----              -----
Total annual Fund operating expenses .............................       1.44 %          1.25%              1.25%
                                                                                         =====              =====
Fee waivers and/or reimbursements ................................      (0.19)%           N/A                N/A
                                                                        ------
Total net expenses ...............................................       1.25 %(3)        N/A                N/A
                                                                        ======

--------
1 A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
3 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor A Shares

                                                                           1 year     3 years     5 years     10 years
                                                                          --------   ---------   ---------   ---------
Balanced Assets Fund ..................................................     $695        $988      $1,301      $2,188
Asset Allocation Fund .................................................     $695        $949      $1,223      $2,002
Asset Allocation Fund (new) Pro Forma (after reorganization) ..........     $695        $949      $1,223      $2,002

                             BALANCED ASSETS FUND

                               Investor B Shares
                                                                                                 Asset Allocation
                                                                                               Fund (new) Pro Forma
                                                                                 Balanced             (After
                                                                               Assets Fund       Reorganization)
                                                                              -------------   ---------------------
Shareholder Fees
 (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering price         none                 none
Maximum deferred sales charge as a % of net asset value(1) ................        5.00 %               5.00 %
Annual Fund Operating Expenses(2)
 (Expenses that are deducted from the Fund's assets)
Management fees ...........................................................        0.65 %               0.65 %
Distribution (12b-1) and shareholder servicing fees .......................        1.00 %               1.00 %
Other expenses ............................................................        0.54 %               0.54 %
                                                                                  -----                -----
Total annual Fund operating expenses ......................................        2.19 %               2.19 %
                                                                                                       =====
Fee waivers and/or reimbursements .........................................       (0.19)%              (0.19)%
                                                                                  -----                -----
Total net expenses(3) .......................................................      2.00 %               2.00 %
                                                                                  =====                =====

--------
1 This charge decreases over time. Please see the Acquired Fund's or Acquiring
  Fund's prospectus for more details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
3 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


Investor B Shares

                                                                           1 year     3 years     5 years     10 years
                                                                          --------   ---------   ---------   ---------
Balanced Assets Fund ..................................................     $703        $967      $1,357      $2,319
Asset Allocation Fund (new) Pro Forma (after reorganization) ..........     $703        $967      $1,357      $2,319

                             ASSET ALLOCATION FUND

                               Investor B Shares
                                                                                         Asset Allocation
                                                                           Asset       Fund (new) Pro Forma
                                                                        Allocation            (After
                                                                           Fund          Reorganization)
                                                                       ------------   ---------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering
  price ............................................................        none               none
Maximum deferred sales charge as a % of net asset value(1) .........        5.00%              5.00%
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets)
Management fees ....................................................        0.65%              0.65%
Distribution (12b-1) and shareholder servicing fees ................        1.00%              1.00%
Other expenses .....................................................        0.35%              0.35%
                                                                           -----              -----
Total annual Fund operating expenses ...............................        2.00%              2.00%
                                                                           =====              =====

--------
1 This charge decreases over time. Please see the Acquired Fund's or Acquiring
  Fund's prospectus for more details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.


Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor B Shares

                                                                           1 year     3 years     5 years     10 years
                                                                          --------   ---------   ---------   ---------
Asset Allocation Fund .................................................     $703        $927      $1,278      $2,134
Asset Allocation Fund (new) Pro Forma (after reorganization) ..........     $703        $927      $1,278      $2,134

                            BALANCED ASSETS FUND AND
                             ASSET ALLOCATION FUND

                               Investor B Shares
                                                                                                       Asset Allocation
                                                                                         Asset       Fund (new) Pro Forma
                                                                        Balanced      Allocation            (After
                                                                      Assets Fund        Fund          Reorganization)
                                                                     -------------   ------------   ---------------------
Shareholder Fees
 (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of
 offering price ..................................................       none            none               none
Maximum deferred sales charge as a % of net asset value(1) .......       5.00 %          5.00%              5.00%
Annual Fund Operating Expenses(2)
 (Expenses that are deducted from the Fund's assets)
Management fees ..................................................       0.65 %          0.65%              0.65%
Distribution (12b-1) and shareholder servicing fees ..............       1.00 %          1.00%              1.00%
Other expenses ...................................................       0.54 %          0.35%              0.35%
                                                                        -----            -----              -----
Total annual Fund operating expenses .............................       2.19 %          2.00%              2.00%
                                                                                         =====              =====
Fee waivers and/or reimbursements ................................      (0.19)%            N/A                N/A
                                                                        ------
Total net expenses ...............................................       2.00 %(3)         N/A                N/A
                                                                        ========

--------
1 This charge decreases over time. Please see the Acquired Fund's or Acquiring
  Fund's prospectus for more details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
3 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor B Shares

                                                                           1 year     3 years     5 years     10 years
                                                                          --------   ---------   ---------   ---------
Balanced Assets Fund ..................................................     $703        $967      $1,357      $2,319
Asset Allocation Fund .................................................     $703        $927      $1,278      $2,134
Asset Allocation Fund (new) Pro Forma (after reorganization) ..........     $703        $927      $1,278      $2,134

                             BALANCED ASSETS FUND

Investor C Shares

                                                                                          Asset Allocation
                                                                                        Fund (new) Pro Forma
                                                                          Balanced             (After
                                                                        Assets Fund       Reorganization)
                                                                       -------------   ---------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering
  price ............................................................         none                none
Maximum deferred sales charge as a % of net asset value(1) .........        1.00 %              1.00 %
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets) ..............
Management fees ....................................................        0.65 %              0.65 %
Distribution (12b-1) and shareholder servicing fees ................        1.00 %              1.00 %
Other expenses .....................................................        0.54 %              0.54 %
                                                                           -----               -----
Total annual Fund operating expenses ...............................        2.19 %              2.19 %
                                                                                               =====
Fee waivers and/or reimbursements ..................................       (0.19)%             (0.19)%
                                                                           -----               -----
Total net expenses(3) ..............................................        2.00 %              2.00 %
                                                                           =====               =====

--------
1 This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
3 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                                           1 year     3 years     5 years     10 years
                                                                          --------   ---------   ---------   ---------
                               Investor C Shares
Balanced Assets Fund ..................................................     $303        $667      $1,157      $2,509
Asset Allocation Fund (new) Pro Forma (after reorganization) ..........     $303        $667      $1,157      $2,509

                             ASSET ALLOCATION FUND

Investor C Shares


                                                                                            Asset Allocation
                                                                                          Fund (new) Pro Forma
                                                                           Asset                 (After
                                                                      Allocation Fund       Reorganization)
                                                                     -----------------   ---------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of
  offering price .................................................          none                  none
Maximum deferred sales charge as a % of net asset value(1) .......          1.00%                 1.00%
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets) ............
Management fees ..................................................          0.65%                 0.65%
Distribution (12b-1) and shareholder servicing fees ..............          1.00%                 1.00%
Other expenses ...................................................          0.35%                 0.35%
                                                                           -----                 -----
Total annual Fund operating expenses .............................          2.00%                 2.00%
                                                                           =====                 =====

--------
1 This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.


Example

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


Investor C Shares

                                                                           1 year     3 years     5 years     10 years
                                                                          --------   ---------   ---------   ---------
Asset Allocation Fund .................................................     $303        $627      $1,078      $2,327
Asset Allocation Fund (new) Pro Forma (after reorganization) ..........     $303        $627      $1,078      $2,327

                           BALANCED ASSETS FUND AND
                             ASSET ALLOCATION FUND
Investor C Shares

                                                                                                       Asset Allocation
                                                                                         Asset       Fund (new) Pro Forma
                                                                        Balanced      Allocation            (After
                                                                      Assets Fund        Fund          Reorganization)
                                                                     -------------   ------------   ---------------------
Shareholder Fees
  (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of
  offering price .................................................        none            none               none
Maximum deferred sales charge as a % of net asset value(1) .........     1.00 %          1.00%              1.00%
Annual Fund Operating Expenses(2)
  (Expenses that are deducted from the Fund's assets) ............
Management fees ..................................................       0.65 %          0.65%              0.65%
Distribution (12b-1) and shareholder servicing fees ..............       1.00 %          1.00%              1.00%
Other expenses ...................................................       0.54 %          0.35%              0.35%
                                                                        -----            -----              -----
Total annual Fund operating expenses .............................       2.19 %          2.00%              2.00%
                                                                                         =====              =====
Fee waivers and/or reimbursements ................................      (0.19)%            N/A                N/A
                                                                        ------
Total net expenses ...............................................       2.00 %(3)         N/A                N/A
                                                                        ========

--------
1 This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see the Acquired Fund's or Acquiring Fund's prospectus for more details.
2 The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.
3 The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001 so that the Fund's total net expenses, by class, are no higher than those of the corresponding class of Nations Asset Allocation Fund. The figure shown here is after wiavers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


Example
     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:
     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
     o you reinvest all dividends and distributions in the Fund
     o your investment has a 5% return each year
     o the Fund's operating expenses remain the same as shown in the table above
     o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                                           1 year     3 years     5 years     10 years
                                                                          --------   ---------   ---------   ---------
                               Investor C Shares
Balanced Assets Fund ..................................................     $303        $667      $1,157      $2,509
Asset Allocation Fund .................................................     $303        $627      $1,078      $2,327
Asset Allocation Fund (new) Pro Forma (after reorganization) ..........     $303        $627      $1,078      $2,327

                                  APPENDIX II

              Management's Discussion of Acquired Fund Performance

Nations Balanced Assets Fund
Investment Strategies Team commentary*

Portfolio Management

The Fund is managed by the Investment Strategies Team of Banc of America Capital Management, Inc., investment sub-adviser to the Fund.

Investment Objective
The Fund seeks total return by investing in equity and fixed income securities.

Performance Review
For the 12-month period ended March 31, 2000, Nations Balanced Assets Fund Investor A Shares provided shareholders with a total return of 0.47%.**

In the following interview, the team shares its views on Nations Balanced Assets Fund's performance for the 12-month period ended March 31, 2000 and its outlook for the future.

Please describe the Fund's Investment philosophy and style.
The Fund seeks to provide shareholders with the potential for solid returns with reduced overall portfolio risk. It allocates its assets among a diversified portfolio of stocks, fixed-income securities and money market instruments -- all of which have different return/risk characteristics. The Fund invests primarily in stocks of high-quality companies with long-term fundamentals believed favorable and trading at we think are attractive valuations. Its fixed income holdings consist of investment-grade securities.

Management of the equity portion of the Fund is based on the premise that companies' stock prices are more volatile than their underlying business fundamentals and that active security selection improves performance over time. We also believe that proprietary research is a critical component of investment success and, that opportunities are best uncovered by a constant search for new information. In addition, we believe that the reward for assuming risk varies over time. As a result, in our view, dynamic risk management should increase performance consistency.

Within this framework, the Fund's equity style is a value approach where the management team seeks superior returns by investing in sound, proven businesses that are thought to be inexpensive relative to their intrinsic value. This approach also reflects a long-term view of value investing with its potential long-term rewards. The management of the fixed income portion is based on our belief that returns and consistency of returns are enhanced through a disciplined risk management process that seeks to control interest rate risk and emphasizes a quantitative approach to sector allocation, sector rotation and relative value security selection.

Please comment on Fund performance for the period.
Nations Balanced Assets Fund offers investors the opportunity to invest in the stocks of high-quality companies with long-term fundamentals believed favorable, selling at what we think are attractive valuation levels. The fixed income portion consists of high-quality securities. Over the reporting period, the stock market did little to reward investors with a valuation focus, while the bond market suffered through one of its worst declines in the last 10 years. The Fund's return reflects these occurrences. However, we believe that investors with a long-term horizon should benefit with solid returns from the strategies represented by both the equity and fixed income portions of the portfolio while incurring reduced overall portfolio risk.

*The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

**The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

Source for all statistical data -- Banc of America Capital Management, Inc.

Past performance is no guarantee of future results.

Nations Balanced Assets Fund
Investment Strategies Team commentary continued




What was the investment environment for the Fund during the fiscal year?

The stock market was, once again, dominated by growth stocks, particularly technology and communications services companies. In fact, the market propelled a very narrow group of large capitalization, high price-to-earnings stocks forward, leaving more undervalued companies we consider to have more attractive valuation measures in their wake. Momentum investing carried the day, as investors continued to flock to very highly valued technology and communication stocks. Many of these companies did not fit the valuation criteria used in the equity portion of Nations Balanced Assets Fund, which maintains a focus on value measures.

The bond market experienced one of its most volatile periods in history because of a confluence of factors. These factors included: the combination of a strong U.S. economy, fears of a Y2K disaster, the announcement of a U.S. Treasury debt reduction program, the dramatic increase in oil prices, and the recent proposal to eliminate the implied government guarantee on some government agency securities. In general, interest rates rose and bond prices declined.

What factors affected the performance in the stock portion of the portfolio?***

As might be expected, the technology stocks in the portfolio performed the best, rising 93.4% compared to 78.4% for the technology sector of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).+ However, we believed it was prudent to continue to take profits in these companies as they reached the price objectives we had set. Consequently, we reduced the weighting in the sector throughout the year. At year-end March 31, 2000, the Fund's technology weighting was 16.7%, compared to a 34.0% weight for the technology sector of the S&P 500 Index. This decision hurt performance, but was in keeping with the Fund's investment strategy. The Fund's holdings during the year included Apple Computer Inc., which gained 278%, and Sun Microsystems which gained nearly 200%. Currently, our holdings include International Business Machines Corporation, Xerox Corporation and Pitney Bowes, Inc. -- more traditional, undervalued companies selling substantially below their fair value, in our opinion, with catalysts for improvement over the next 12 to 18 months.

The financial sector's weighting was 16.2% at the end of the period and represented the second largest portion of the Fund's equity assets. This sector within the S&P 500 Index declined about 1% for the period, as interest rates continued to move upward. We believe valuations are compelling, particularly in the large, money center banks, Citigroup Inc. and Chase Manhattan Corporation; Mellon Financial Corporation, the well diversified, regional bank holding company; and Paine Webber Group, Inc., a brokerage firm we think undervalued.

***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

+The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

Nations Balanced Assets Fund
Investment Strategies Team commentary continued


What factors affected the performance of the bond portion of the portfolio?

Despite the volatility, we remained faithful to our strategy of seeking to maximize the yield of the portfolio while minimizing its risk relative to the benchmark. While this may cause some interim performance volatility, we believe the strategy will produce superior returns over time. Our strategic overweighting of the corporate bond and mortgage-backed securities sectors helped performance in a difficult environment.

What investment opportunities do you anticipate in the equity market during the next year, and how have you positioned the portfolio to take advantage of these opportunities?

First, we believe the tremendous increase in the value of technology stocks will dissipate over the coming year as stocks in this sector are now selling, on average, at incredibly high levels relative to what we think are their sustainable growth rates. Therefore, we have underweighted the technology sector relative to the market (S&P 500 Index), and have major representation in just those stocks that we believe should continue to perform well with strong dominance in their respective markets -- IBM, Xerox and Pitney Bowes.

Second, we have overweighted the financial sector. When viewed from a demographic as well as from a bottom-up, valuation approach, we think these companies represent substantial opportunity for the long-term investor.

Third, we anticipate improvement in the economies of our global trading partners, Europe, Asia (ex-Japan) and Latin America in 2000 and beyond. We have invested in commodity-like companies, such as Alcoa Inc., Nucor Corporation and Weyerhaeuser Company and multi-national conglomerates such as United Technologies Corporation, Honeywell International Inc., Rockwell International Corporation and Emerson Electric Company. These stocks appear to be selling substantially below their potential earnings power and dividend-paying capabilities.

What investment opportunities do you anticipate in the fixed income market, and how are you positioning the portfolio?

On the fixed income side, our expectations are for the Federal Reserve Board to raise the Federal Funds rate to slow the U.S. economy at least one more time -- to 6.25%. While there is a risk of additional rate increases, the recent volatility in the stock market should help to dampen consumer confidence and U.S. GDP (gross domestic product) growth.

The yield advantages -- or "spreads" -- of corporate, mortgage-backed and asset-backed securities over the yields of U.S. Treasuries are higher than at any point since the recession of 1991. We expect to continue to add incremental exposure to corporate bonds, mortgage-backed and asset-backed securities as these yield advantages grow larger. We believe that once the markets stabilize, these sectors will enhance the return potential of the portfolio.

Nations Balanced Assets Fund



--------------------------------------------------------------------------------
 Portfolio breakdown (as a % of net assets as of 3/31/00)



(PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS.)

2.2%      Telecommunications
2.5%      Oil - International
2.6%      Computer related
3.3%      Federal Home Loan
          Mortgage Corporation
          (FHLMC) certificates
3.8%      Banking and finance
4.5%      Banking
5.4%      Utilities - telephone
6.5%      Financial Services
8.7%      Commercial
          mortgage-backed
          securities
9.5%      Federal National Mortgage
          Association (FNMA)
          certificates
51.0%     Other

Portfolio holdings were current as of March 31, 2000, are subject to change and may not be representative of current holdings.


Top 10 holdings

--------------------------------------------------------------------------------
1    Exxon Mobil Corporation                                     1.6%
--------------------------------------------------------------------------------
2    Chase Manhattan Corporation                                 1.6%
--------------------------------------------------------------------------------
3    Citigroup Inc.                                              1.4%
--------------------------------------------------------------------------------
4    United Technologies Corporation                             1.3%
--------------------------------------------------------------------------------
5    Honeywell International Inc.                                1.2%
--------------------------------------------------------------------------------
6    Briston-Meyers Squibb Company                               1.2%
--------------------------------------------------------------------------------
7    Lincoln National Corporation Ltd.                           1.2%
--------------------------------------------------------------------------------
8    Mellon Financial Corporation                                1.2%
--------------------------------------------------------------------------------
9    Ford Motor Company                                          1.2%
--------------------------------------------------------------------------------
10   Target Corporation                                          1.1%
--------------------------------------------------------------------------------

The top 10 holdings are presented to illustrate examples of the industries and securities in which the Fund may invest.

Nations Balanced Assets Fund


Performance
--------------------------------------------------------------------------------
 Growth of a $10,000 Investment

Investor A Shares at MOP* (as of 3/31/00)
Assumes the reinvestment of all distributions.

(BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS.)

        Nations  Lipper     Standard &     Lehman
       Balanced  Balanced    Poor's       Aggregate
        Assets    Funds       500           Bond
         Fund    Universe    Index         Index
Oct. 2
1992     10000    10000       10000        10000
         10372    10396       10504        10027
         10800    10830       10963        10441
         11067    11003       11017        10718
         11310    11387       11301        10998
1993     11361    11548       11563        11004
         11014    11178       11125        10688
         10668    11058       11172        10578
         11078    11387       11718        10643
1994     11001    11269       11716        10683
         11623    11984       12857        11222
         12585    12862       14085        11905
         13254    13575       15204        12138
1995     13867    14146       16120        12655
         14328    14523       16985        12431
         14710    14875       17748        12502
         15043    15279       18296        12734
1996     15858    16114       19820        13116
         15072    16118       20351        13042
         17697    17786       23907        13521
         19095    18992       25695        13970
1997     19244    19233       26432        14380
         20916    20706       30120        14605
         20592    20932       31114        14947
         15734    19590       28018        15579
1998     20835    21817       33986        15632
         20630    22044       35682        15554
         21589    23005       38197        15417
         20352    22021       35810        15522
1999     20810    23699       41138        15503
Mar. 31
2000     20725    24310       42080        15846


(BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS.)

Investor A Shares at NAV** (as of 3/31/00)
Assumes the reinvestment of all distributions.

         Nations   Lipper   Standard &  Lehman
        Balanced  Balanced   Poor's    Aggregate
         Assets    Funds     500         Bond
          Fund    Universe   Index       Index
Oct. 2
1992      9425      10000    10000       10000
          9776      10396    10504       10027
         10179      10830    10963       10441
         10431      11003    11017       10718
         10659      11387    11301       10998
1993     10726      11548    11563       11004
         10381      11178    11125       10688
         10050      11058    11172       10578
         10441      11387    11718       10643
1994     10369      11269    11716       10683
         10955      11984    12857       11222
         11862      12862    14085       11905
         12491      13575    15204       12138
1995     13070      14146    16120       12655
         13504      14523    16985       12431
         13864      14875    17748       12502
         14178      15279    18296       12734
1996     14946      16114    19820       13116
         15148      16118    20351       13042
         16679      17786    23907       13521
         17997      18992    25695       13970
1997     18137      19233    26432       14380
         19713      20706    30120       14605
         19408      20932    31114       14947
         17657      19590    28018       15579
1998     19637      21817    33986       15632
         19444      22044    35682       15554
         20348      23005    38197       15417
         19182      22021    35810       15522
1999     19614      23699    41138       15503
Mar. 31
2000     19533      24310    42080       15846



Average annual total return
Investor A Shares
Since Inception                          NAV**          MOP*
(10/2/92 through
  3/31/00)                               10.22%         9.35%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Balanced Assets Fund from the Inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Lehman Aggregate Bond Index, which is an unmanaged index comprised of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues include reinvestment of dividends. Funds included in the Lipper Balanced Funds Universe have a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. It is not possible to invest in the indexes or Lipper Universe. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations Balanced Assets Fund

continued

--------------------------------------------------------------------------------
 Total return (as of 3/31/00)

                           Primary A            Investor A                   Investor B                    Investor C
                                           NAV**          MOP*           NAV**         CDSC***         NAV**         CDSC***
Inception date              9/30/92              10/2/92                       6/7/93                        10/2/92
-----------------------   -----------   --------------------------   ---------------------------   ---------------------------
1 year performance         0.73%         0.47%          -5.28%         -0.30%         -5.20%         -0.27%         -1.25%
-----------------------   -----         -----         -------        -------        -------        -------        -------
Average annual returns
3 years                    9.07%         8.85%          6.72%          8.07%          7.28%          8.09%          8.09%
5 years                   12.49%        12.27%         10.94%         11.55%         11.31%         11.59%         11.59%
Since inception           10.46%        10.22%          9.35%          9.44%          9.44%          9.49%          9.49%

The performance shown represents past performance and is not predictive of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than their original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

Nations Asset Allocation Fund
Equity Management Team and Fixed Income
Management Team commentary*

Portfolio Management

The Fund is managed by the Equity Management Team of Chicago Equity Partners Corporation and the Fixed Income Management Team of Banc of America Capital Management, Inc., investment sub-advisers to the Fund.

Investment Objective
The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

Performance Review
For the 12-month period ended March 31, 2000, Nations Asset Allocation Fund Investor A Shares provided shareholders with a total return of 10.65%.**

In the following interview, the teams share their views on Nations Asset Allocation Fund's performance for the 12-month period ended march 31, 2000 and their outlook for the future.

Please describe the Fund's investment philosophy and style.

Within the stock component of the Fund, our intent is to stay neutral to the market in terms of sector weightings and market capitalization. The Fund primarily invests in large-capitalization common stocks represented in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as well as common stocks represented in the Standard & Poor's MidCap 400 Index and the Standard & Poor's SmallCap 600 Index.*** We believe investment across the large-, mid- and small-cap market segments allows for greater diversification and potentially lower volatility and higher returns.

We focus on individual stock selections. Our risk-controlled strategy is intended to ensure that the Fund is able to fully benefit from the market's advances, despite the major disparities in performance between sectors and the recent narrowness of the market. Within the framework of our disciplined process, we select securities that display what we think are attractive valuations, while exhibiting positive momentum and solid earnings quality.

The fixed income portion of the Fund is composed of investment grade securities. The management of the fixed income portion is based on the belief that returns and consistency of returns are enhanced through a disciplined risk management process that seeks to control interest rate risk and emphasizes a quantitative approach to sector allocation, sector rotation and relative value security selection.


*The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

**The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representation. It is unmanaged and unavailable for investment.

The Standard & Poor's SmallCap 600 Index is a market-capitalization-weighted index consisting of 600 common stocks that capture the economic and industry characteristics of small-company stock performance. It is unmanaged and unavailable for investment.

Source for all statistical data -- Banc of America Capital Management, Inc. and Chicago Equity Partners Corporation.

Past performance is no guarantee of future results.

Nations Asset Allocation Fund
Equity Management Team and Fixed Income
Management Team commentary continued

Please comment on the Fund's performance

For the 12 months ended March 31, 2000, the Fund (Investor A Shares) had a total return of 10.65%. The Fund measures its performance against two benchmarks, the S&P 500 Index and the Lehman Aggregate Bond Index+, which returned 17.94% and 1.88%, respectively. The Fund's asset allocation as of March 31, 2000, was 59% to equity, 23% to fixed income and 18% to cash and cash equivalents.++

What particular equity sectors or stocks proved favorable for the Fund, and what sectors proved unfavorable?

The Fund benefited primarily from its holdings in the technology sector. In the large-cap segment, QUALCOMM Inc., Oracle Corporation and Cisco Systems, Inc. produced triple-digit returns as investors flocked towards the "new economy" companies. The same story was true for mid- and small-company stocks, with companies such as PMC-Sierra, Inc., Three-five Systems, Inc. and Qlogic Corporation each returning above 700%. Sectors that lagged were health care and transportation. Price-cutting hurt the profits of major drug companies while higher energy costs adversely affected transportation companies.

What factors affected the performance of the bond portion of the portfolio?

Despite the bond market's volatility, we remained faithful to our strategy of maximizing the yield of the portfolio while minimizing its risk relative to the benchmark. While this may cause some interim performance volatility, we believe the strategy will produce superior returns over time. The portfolio's strategic overweighting of the corporate bond and mortgage-backed securities sectors helped performance in a difficult environment.

What economic factors most influenced the Fund's performance?

Rising interest rates most influenced performance. The U.S. economy remained healthy throughout the year, but fears of rising inflation helped increase interest rates as the year wore on. Investors remained cautious on the outlook for continued economic growth, specifically for the "old economy" stocks, as they appeared more affected by the volatility of interest rates than their "new economy" brethren.

What is your outlook for the year ahead in the equity market?

As we enter the tenth year of economic prosperity, the U.S. economy remains remarkably healthy in spite of higher interest rates and tight labor conditions. We anticipate that the U.S. economy will continue to grow, though we believe the growth to be more moderate than in recent months.

+The Lehman Aggregate Bond Index is an unmanaged index composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Nations Asset Allocation Fund
Equity Management Team and Fixed Income
Management Team commentary continued

In the stock market, the S&P 500 Index has recorded a record 20%annual return for the last five years and most prognosticators believe that pace will not continue. The continued discrepancies in valuations between the largest 50 stocks and the rest of the stock market defy historical averages. We believe these discrepancies favoring the largest stocks are unlikely to be sustained.

Of course, neither we nor anyone else can predict exact changes in the markets. We plan to continue our diversification strategy of investing in large-, mid- and small-cap stocks. Our goal is to add value through security selection, while attempting to neutralize risk factors such as market timing and sector rotation, for which there is not adequate compensation by the market.

What investment opportunities do you anticipate in the fixed income market, and how are you positioning the portfolio?

On the fixed income side, our expectations are for the Federal Reserve Board to continue to raise interest rates to slow the U.S. economy at least one more time -- to 6.25%. While there is a risk of additional rate increases, the recent volatility in the stock market should help to dampen consumer confidence and U.S. GDP (gross domestic product) growth.

The yield advantages -- or "spreads" -- of corporate, mortgage-backed and asset-backed securities over the yields of U.S. Treasuries are higher than at any point since the recession of 1991. We expect to continue to add incremental exposure to corporate bonds, mortgage-backed and asset-backed securities as these yield advantages grow larger. We believe that once the markets stabilize, these sectors could enhance the returns of the portfolio.

Nations Asset Allocation Fund
--------------------------------------------------------------------------------
 Portfolio breakdown (as a % of net assets as of 3/31/00)


(PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS.)

3.2%     U.S. Treasury strips
3.7%     Drugs
4.0%     Banking and finance
4.3%     Banking
4.3%     Computer related
4.5%     Utilities - Telephone
4.7%     Semiconductors
5.3%     Computer software
7.5%     Commercial mortgage-
         backed securities
8.1%     Federal National Mortgage
         Association (FNMA)
         certificates
50.4%    Other

Portfolio holdings were current
as of March 31, 2000, are
subject to change and may not be
representative of current holdings.




Top 10 holdings

--------------------------------------------------------------------------------
  1   Cisco Systems, Inc.                           2.6%
--------------------------------------------------------------------------------
  2   Microsoft Corporation                         2.3%
--------------------------------------------------------------------------------
  3   General Electric Company                      1.9%
        8.000%   11/01/29                           1.8%
--------------------------------------------------------------------------------
  4   Intel Corporation                             1.4%
--------------------------------------------------------------------------------
  5   Citigroup Inc.                                1.4%
--------------------------------------------------------------------------------
  6   Wal-Mart Stores, Inc.                         1.3%
       6.500%  04/01/29                             1.2%
--------------------------------------------------------------------------------
  7   MCI Worldcom, Inc.                            1.2%
--------------------------------------------------------------------------------
  8   Oracle Corporation                            1.1%
--------------------------------------------------------------------------------
  9   Texas Instruments Inc.                        1.1%
--------------------------------------------------------------------------------
 10   Chase Manhattan Corporation                   1.1%
--------------------------------------------------------------------------------

The top 10 holdings are presented to illustrate examples of the industries and securities in which the Fund may invest.

Nations Asset Allocation Fund


Performance
--------------------------------------------------------------------------------
 Growth of a $10,000 investment


Investor A Shares at MOP* (as of 3/31/00)
Assumes the reinvestment of all distributions.

(BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS.)

       Nations          Lipper    Standard &   Lehman
        Asset          Balanced     Poor's    Aggregate
      Allocation        Funds        500        Bond
         Fund          Universe     Index       Index

Jan. 8
1994     10000          10000        10000      10000
         9650           9679         9621        9713
         9526           9575         9661        9613
         9850           9860         10134       9672
         9862           9758         10132       9708
         10609          10377        11119       10198
         11453          11138        12180       10819
         11986          11755        13149       11031
1995     12516          12249        13940       11501
         12837          12575        14689       11297
         13132          12881        15349       11361
         13525          13230        15823       11572
         14476          13954        17141       11919
         14612          13956        17600       11852
         16308          15401        20675       12287
         17143          16445        22221       12695
1997     17569          16654        22859       13068
         19072          17930        26048       13272
         19721          18125        26908       13583
         18865          16963        24230       14157
         21274          18892        29391       14205
         21859          19088        30858       14134
         22508          19921        33034       14010
         21628          19068        30969       14105
1999     23638          20521        35577       14088
Mar. 31
2000     24186          21051        36392       14400


Investor A Shares at NAV** (as of 3/31/00)
Assumes the reinvestment of all distributions.

(BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS.)

       Nations          Lipper       Standard &   Lehman
         Asset         Balanced        Poor's     Aggregate
      Allocation        Funds           500         Bond
         Fund          Universe        Index       Index
Jan. 8
1994     9425            10000         10000       10000
         9095            9679          9621         9713
         8978            9575          9661         9613
         9284            9860          10134        9672
         9295            9758          10132        9708
         9999            10377         11119        10198
         10795           11138         12180        10819
         11297           11755         13149        11031
1995     11796           12249         13940        11501
         12099           12575         14689        11297
         12377           12881         15349        11361
         12747           13230         15823        11572
         13644           13954         17141        11919
         13772           13956         17600        11852
         15371           15401         20675        12287
         16158           16445         22221        12695
1997     16558           16654         22859        13068
         17976           17930         26048        13272
         18587           18125         26908        13583
         17780           16963         24230        14157
         20051           18892         29391        14205
         20602           19088         30858        14134
         21214           19921         33034        14010
         20385           19068         30969        14105
1999     22278           20521         35577        14088
Mar. 31
2000     22795           21051         36392        14400



Average annual total return
Investor A Shares
Since Inception                           NAV**            MOP*
(1/8/94 through
  3/31/00)                               15.32%         14.22%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Asset Allocation Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Lehman Aggregate Bond Index, which is an unmanaged index comprised of the Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed issues, include reinvestment of dividends. Funds included in the Lipper Balanced Funds Universe have a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. It is not possible to invest in the indexes or Lipper Universe. The performance of Primary A, Investor B, Investor C and Seafirst Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations Asset Allocation Fund

continued

--------------------------------------------------------------------------------
 Total return (as of 3/31/00)

                         Primary A+   Seafirst        Investor A             Investor B++             Investor C
                                                   NAV**        MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date            5/21/99     3/7/88           1/8/94                  7/15/98                11/11/96
----------------------- ------------ ---------- ----------------------- ----------------------- -----------------------
1 year performance      12.18%       10.92%     10.65%       4.27%       9.77%       4.77%       9.75%       8.75%
----------------------- -----        -----      -----       -----       -----       -----       -----       -----
Average annual returns
3 years                 18.84%       18.44%     18.30%      15.99%      17.82%      17.10%      17.48%      17.48%
5 years                 18.24%       18.03%     17.92%      16.53%      17.64%      17.43%
10 years                             13.44%
Since Inception         15.57%       13.37%     15.32%      14.22%      15.09%      15.09%      16.05%      16.05%

The performance shown represents past performance and is not predictive of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than their original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflects shareholder servicing and/or 12b-1 fees of 0.25%. These fees are not applicable to Primary A Shares.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflects shareholder servicing and/or 12b-1 fees of 0.25%. If Investor B Shares had been reflected, total returns would have been lower.

The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

Nations Government
Securities Fund
Fixed Income Management Team commentary*


Portfolio Management

The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, Inc., investment sub-adviser to the Fund.

Investment Objective
The Fund seeks high current income consistent with moderate fluctuation of principal.

Performance Review
For the 12-month period ended March 31, 2000, Nations Government Securities Fund Investor A Shares provided shareholders with a total return of 0.80%.**

In the following interview, the team shares its views on Nations Government Securities Fund's performance for the 12-month period ended March 31, 2000 and their outlook for the future.

Please describe the Fund's investment style and philosophy.

We believe returns and consistency of returns are enhanced through a disciplined risk management process that seeks to control interest rate risk and emphasizes a quantitative approach to sector allocation, sector rotation and relative value security selection. Simply put, we believe that if we maximize the yield of the portfolio and match its duration -- or interest-rate sensitivity -- to an appropriate benchmark, the higher yield should enhance the return of the portfolio. At the same time, we believe the neutral duration of the portfolio compared to the benchmark will lessen unnecessary portfolio performance volatility.

The goal of Nations Government Securities Fund is to outperform the Lehman Government Bond Index.*** The Index is comprised of all U.S. Treasury and agency issues with maturities longer than one year and it has an average duration of 5.35 years.

Our strategy is focused on adding yield to the portfolio by maintaining a large exposure to agency mortgage-backed securities and under-weighting U.S. Treasury and agency securities. The security selection process is relative value oriented and is based upon both quantitative and fundamental analyses of the mortgage market.

What were economic and market conditions like during the reporting period?

A combination of factors created one of the most volatile periods in fixed income history. These included a strong U.S. economy, fears of a Y2K disaster, the announcement of the U.S. Treasury debt reduction program, the dramatic increase in oil prices, and the recent proposal to eliminate the implied government guarantees on some mortgage-related securities.

The Federal Reserve Board (the Fed), citing tight labor markets and continued strength in the U.S. economy, raised short-term rates a total of five times over the past year, from 4.75% to 6.00%. This pushed the yields on most longer-maturity securities higher, although long-term Treasury yields did decline late in the period on news of the government's debt reduction program.

*The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

**The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

***The Lehman Government Bond Index is unmanaged and represents the return of government bonds with an average maturity of approximately nine years. It is unavailable for investment.

Source for all statistical data -- Banc of America Capital Management, Inc.

Past performance is no guarantee of future results.

Nations Government
Securities Fund
Fixed Income Management Team commentary continued

With uncertainty comes volatility among securities with credit risk. The corporate bond sector had poor total returns relative to comparable duration U.S. Treasury securities. The other sectors of the fixed income markets also suffered, but their yield advantages were enough to offset the decline in their prices relative to U.S. Treasury securities.

How did you manage the Fund in this environment?

Despite the volatility, we remained faithful to our strategy of maximizing the yield of the portfolio while minimizing its risk relative to the benchmark. While this may cause some interim performance volatility, we believe the strategy will produce top-quartile returns over a three-to-five year period.

What investment decisions contributed to the Fund's performance and did any decisions hold back performance?+

The Fund's strategic overweighting of the spread sectors -- or sectors with higher yields than U.S. Treasury securities -- managed to overcome the marginal spread widening that occurred over the period. However, the consistent overweighting of spread product and lack of U.S. Treasury exposure made it difficult to take advantage of short-term trading opportunities in the agency and commercial mortgage markets.

What economic developments do you anticipate during the rest of 2000?

We forecast that the Fed will raise interest rates to slow the U.S. economy at least one more time. While there is a risk of additional rate increases, the recent volatility in the stock market should help to dampen consumer confidence and U.S. GDP (gross domestic product) growth.

The biggest issues facing fixed income investors over the next year are the combination of a shrinking U.S. Treasury market and the potential that U.S. government-sponsored agencies may lose their implied government guarantees.

How is the Fund positioned in this environment?

Because our process involves taking a consistent level of market exposure while remaining duration neutral to the Fund's benchmark, we do not have to rely on historically inaccurate economic forecasting techniques to position the portfolio.

Spreads between the yields on U.S. Treasuries and the yields on corporate, mortgage-backed and asset-backed securities have widened to levels that we have not seen since the recession of 1991. While we anticipate that spreads will be under pressure for the remainder of the year, we will continue to add incremental exposure to these markets as spreads widen. Once the markets stabilize, spreads should revert to more reasonable levels and we are optimistic the Fund's exposure to mortgage-backed securities should enhance the returns of the portfolio.

+Portfolio characteristics are subject to change and may not be representative of current characteristics.

Nations Government
Securities Fund

--------------------------------------------------------------------------------
 Portfolio breakdown (as a % of net assets as of 3/31/00)

(PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS.)

 0.7%    Asset-backed securities
20.1%    U.S. Treasury
         obligations
77.3%    Mortgage-backed
         securities
 1.9%    Other

Portfolio holdings were current
as of March 31, 2000, are
subject to change and may not be
representative of current holdings.


 Top 10 holdings

--------------------------------------------------------------------------------
  1   Government National Mortgage Association
       (GNMA) Certificates, 6.500% 05/15/29                   8.4%
--------------------------------------------------------------------------------
  2   Government National Mortgage Association
       (GNMA) Certificates, 8.000% 11/15/29                   5.2%
--------------------------------------------------------------------------------
  3   Federal Home Loan Mortgage Corporation
       (FHLMC) Certificates, 6.500% 09/15/25                  5.1%
--------------------------------------------------------------------------------
  4   Federal National Mortgage Association
       (FNMA) Certificates, 8.000% 10/01/29                   3.4%
--------------------------------------------------------------------------------
  5   Federal National Mortgage Association
       (FNMA) Certificates, 6.565% 07/01/16                   3.3%
--------------------------------------------------------------------------------
  6   Federal National Mortgage Association
       (FNMA) Certificates, 6.000% 06/01/29                   3.2%
--------------------------------------------------------------------------------
  7   Federal National Mortgage Association
       (FNMA) Certificates, 5.625% 05/14/04                   2.7%
--------------------------------------------------------------------------------
  8   Federal National Mortgage Association
       (FNMA) Certificates, 6.500% 03/01/29                   2.4%
--------------------------------------------------------------------------------
  9   Government National Mortgage Association
       (GNMA) Certificates, 6.500% 01/15/29                   2.3%
--------------------------------------------------------------------------------
 10   Government National Mortgage Association
       (GNMA) Certificates, 6.000% 07/15/29                   2.3%
--------------------------------------------------------------------------------


The top 10 holdings are presented to illustrate examples of the industries and securities in which the Fund may invest.

Nations Government
Securities Fund

Performance
--------------------------------------------------------------------------------
 Growth of a $10,000 investment


Investor A Shares at MOP* (as of 3/31/00)
Assumes the reinvestment of all distributions.

(BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS.)

        Salomon     Lehman       Nations       Lehman
        Brothers  Intermediate   Government  Government
        Mortgage    Treasury     Securities    Bond
         Index        Index        Fund        Index
Apr. 17
1991     10000        10000        9525        10000
         10202        10167        9624        10135
         10767        10651        10121       10713
1991     11243        11170        10619       11287
         11184        11047        10429       11484
         11634        11477        10837       11939
         11977        11988        11186       12529
1992     12071        11944        11159       12534
         12425        12394        11491       13101
         12688        12640        11728       13479
         12803        12908        12002       13917
1993     12919        12927        12009       13870
         12647        12685        11644       13452
         12579        12616        11440       13299
         12680        12711        11375       13355
1994     12735        12697        11372       13402
         13408        13222        11930       14033
         14102        13842        12475       14903
         14387        14052        12682       15167
1995     14872        14527        13077       15860
         14817        14424        12807       15501
         14918        14518        12786       15576
         15233        14768        12992       15837
1996     15673        15107        13373       16300
         15692        15097        13167       16168
         16263        15515        13628       16729
         16731        15914        13975       17289
1997     17124        16268        14482       17863
         17404        16514        14666       18133
         17701        16818        15044       18612
         18165        17634        15694       19641
1998     18319        17671        15664       19625
         18504        17605        15421       19345
         18428        17574        15196       19180
         18604        17762        15292       19307
1999     18656        17742        15149       19187
Mar. 31
2000     18932        18058        15545       19830



Investor A Shares at NAV** (as of 3/31/00)
Assumes the reinvestment of all distributions.

(BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS.)

       Nations         Lehman       Salomon      Lehman
      Government     Intermediate   Brothers    Government
      Securities       Treasury     Mortgage      Bond
         Funds          Index        Index        Index

Apr. 17
1991     10000          10000        10000        10000
         10104          10167        10202        10135
         10625          10651        10767        10713
1991     11148          11170        11243        11287
         10949          11047        11184        11484
         11378          11477        11634        11939
         11744          11988        11977        12529
1992     11716          11944        12071        12534
         12064          12394        12425        13101
         12312          12640        12688        13479
         12601          12908        12803        13917
1993     12608          12927        12919        13870
         12225          12685        12647        13452
         12011          12616        12579        13299
         11942          12711        12680        13355
1994     11939          12697        12735        13402
         12525          13222        13408        14033
         13097          13842        14102        14903
         13315          14052        14387        15167
1995     13729          14527        14872        15860
         13448          14424        14817        15501
         13423          14518        14918        15576
         13639          14768        15233        15837
1996     14040          15107        15673        16300
         13824          15097        15692        16168
         14308          15515        16263        16729
         14671          15914        16731        17289
1997     15204          16268        17124        17863
         15397          16514        17404        18133
         15794          16818        17701        18612
         16477          17634        18165        19641
1998     16445          17671        18319        19625
         16190          17605        18504        19345
         15954          17574        18428        19180
         16054          17762        18604        19307
1999     15905          17742        18656        19187
Mar. 31
2000     16320          18058        18932        19830

Average annual total return
Investor A Shares
Since Inception                          NAV**          MOP*
(4/17/91 through
  3/31/00)                               5.62%          5.05%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Government Securities Fund from the inception of the share class. Figures for the Lehman Intermediate Treasury Index track the market value of U.S. Treasury securities with maturities of 3 to 10 years. The Salomon Brothers Mortgage Index is comprised of 30-year and 15-year GNMA, FNMA, and FHLMC securities and FNMA and FHLMC balloon mortgages. Figures for the Lehman Government Bond Index represent the return of government bonds with an average maturity of approximately nine years and include reinvestment of dividends. All of the indices are unmanaged and unavailable for investment. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations Government
Securities Fund

continued

--------------------------------------------------------------------------------
 Total return (as of 3/31/00)




                           Primary A           Investor A                 Investor B                 Investor C
                                           NAV**         MOP*         NAV**       CDSC***        NAV**        CDSC***
Inception date              4/11/91             4/17/91                     6/7/93                     7/6/92
-----------------------   -----------   ------------------------   ------------------------   -------------------------
1 year performance        1.12%         0.80%          -3.97%      0.22%          -3.59%        -0.22%        -1.17%
-----------------------   ----          ----         -------       ----         -------       -------       -------
Average annual returns
3 years                   5.97%         5.69%          3.98%       5.09%          4.17%         4.95%         4.95%
5 years                   5.71%         5.44%          4.41%       4.91%          4.75%         4.85%         4.85%
Since inception           5.87%         5.62%          5.05%       3.83%          3.83%         4.07%         4.07%

The performance shown represents past performance and is not predictive of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than their original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.
The annual reports for the fiscal year ended March 31, 1999 and prior years compare the Fund's performance to the Lehman Intermediate Treasury Index and the Salomon Brothers Mortgage Index. Fund management believes the Lehman Government Bond Index is a more appropriate benchmark because the composition of the Index more closely resembles the composition of the Fund.

Nations U.S. Government
Bond Fund
Fixed Income Management Team commentary*

Portfolio Management

The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, Inc., investment sub-adviser to the Fund.

Investment Objective
The Fund seeks total return and preservation of capital by investing in U.S. government securities and repurchase agreements collateralized by such securities or instrumentalities.

Performance Review
For the 12-month period ended March 31, 2000, Nations U.S. Government Bond Fund Investor A Shares provided shareholders with a total return of -0.80%.**

In the following interview, the team shares its views on Nations U.S. Government Bond Fund's performance for the 12-month period ended March 31, 2000 and its outlook for the future.

Please describe the Fund's investment style and philosophy.

We believe returns and consistency of returns are enhanced through a disciplined risk management process that seeks to control interest rate risk and emphasizes a quantitative approach to sector allocation, sector rotation and relative value security selection. Simply put, we believe that if we maximize the yield of the portfolio and match its duration -- or interest-rate sensitivity -- to an appropriate benchmark, its higher yield should enhance the return of the portfolio, while the neutral duration of the portfolio compared to the benchmark will lessen unnecessary portfolio performance volatility.

The investment goal of Nations U.S. Government Fund is to outperform the Lehman Government Bond Index. The Index is comprised of all U.S. Treasury and agency issues with maturities longer than one year and it has an average duration of
5.35 years. We think this index is well matched to the Lipper General U.S. Government Funds Universe.***

Our strategy is focused on adding yield to the portfolio by maintaining a large exposure to agency mortgage-backed securities and under-weighting U.S. Treasury and agency securities. The security selection process searches for relative value and is based upon both quantitative and fundamental analyses of the mortgage market.

What were economic and market conditions like during the reporting period?

A combination of factors created one of the most volatile periods in fixed income history. These included a strong U.S. economy, fears of a Y2K disaster, the announcement of the U.S. Treasury debt reduction program, the dramatic increase in oil prices, and the recent proposal to eliminate the implied government guarantees on some mortgage-related securities.

The Federal Reserve Board (the Fed), citing tight labor markets and continued strength in the U.S. economy, raised short-term rates a total of five times over the past year, from 4.75% to 6.00%. This pushed the yields on most longer-maturity securities higher, although long-term U.S. Treasury yields did decline late in the period on news of the government's debt reduction program.

*The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

**The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper General U.S. Government Funds Universe invest at least 65% of their assets in U.S. government and agency issues.

Source for all statistical data -- Banc of America Capital Management, Inc.

Past performance is no guarantee of future results.

Nations U.S. Government
Bond Fund
Fixed Income Management Team commentary continued

With uncertainty comes volatility among securities with credit risk. The corporate bond sector had poor total returns relative to comparable duration U.S. Treasury securities. The other sectors of the fixed income markets also suffered, but their yield advantages were enough to offset the decline in their prices relative to U.S. Treasury securities.

How did you manage the Fund in this environment?

The investment strategy for the Fund changed in mid-February of this year from one of active duration management to a strategy that seeks relative value, with neutral interest rate sensitivity relative to the Fund's benchmark. The Fund's investment strategy is now identical to that of Nations Government Securities Fund.

What investment decisions contributed to the Fund's performance, and what decisions hindered performance?+

With the exception of the fourth quarter of 1999, Treasury securities outperformed spread sectors -- those sectors that offered yield advantages or "spreads" above the yield of Treasuries. During the period, the portfolio was systematically overweighted in U.S. Treasury securities, which helped performance. Prior to the change in strategy the duration of the portfolio was consistently long relative to both the Lipper General U.S. Government Funds Universe and the Lehman Government Bond Index. This caused substantial volatility in the Fund and detracted from performance.

What economic developments do you anticipate during the rest of 2000?

We forecast that the Fed will raise interest rates in an effort to slow the U.S. economy at least one more time. While there is a risk of additional rate increases, the recent volatility in the stock market should help to dampen consumer confidence and U.S. GDP (gross domestic product) growth.

The biggest issues facing fixed income investors over the next year are the combination of a shrinking U.S. Treasury market and the potential that U.S. government-sponsored agencies may lose their implied government guarantees.

How is the Fund positioned in this environment?

Because our process involves taking a consistent level of market exposure while remaining duration neutral to the Fund's benchmark, we do not have to rely on historically inaccurate economic forecasting techniques to position the portfolio.

Spreads between the yields on Treasuries and the yields on corporate, mortgage-backed, and asset-backed securities have widened to levels that we have not seen since the recession of 1991. While we anticipate that spreads will be under pressure for the remainder of the year, we will continue to add incremental exposure to these markets as spreads widen. Once the markets stabilize, spreads should revert to more reasonable levels and we are optimistic that our exposure to mortgage-backed securities should enhance the returns of the portfolio.

+Portfolio characteristics are subject to change and may not be representative of current characteristics.

Nations U.S. Government
Bond Fund

--------------------------------------------------------------------------------
 Portfolio breakdown (as a % of net assets as of 3/31/00)

(PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS.)

12.2%   U.S. government and
        agency obligations
37.9%   Mortgage-backed
        securities
48.3%   U.S. Treasury
        obligations
 1.6%   Other

Portfolio holdings were current
as of March 31, 2000, are
subject to change and may not be
representative of current holdings.

 Top 10 holdings

--------------------------------------------------------------------------------
  1   Federal Home Loan Mortgage Corporation
       (FHLMC) Certificates, 5.75% 04/15/08                    11.2%
--------------------------------------------------------------------------------
  2   Federal Home Loan Mortgage Corporation
       (FHLMC) Certificates, 5.75% 07/15/03                     8.4%
--------------------------------------------------------------------------------
  3   Federal National Mortgage Association
       (FNMA) Certificates, 6.00% 03/01/13                      7.8%
--------------------------------------------------------------------------------
  4   Federal Home Loan Mortgage Corporation
       (FHLMC) Certificates, 6.00% 09/01/13                     6.4%
--------------------------------------------------------------------------------
  5   Federal National Mortgage Association
       (FNMA) Certificates, 6.00% 03/01/13                      5.4%
--------------------------------------------------------------------------------
  6   Federal National Mortgage Association
       (FNMA) Certificates, 6.00% 11/01/28                      4.4%
--------------------------------------------------------------------------------
  7   Government National Mortgage Association
       (GNMA) Certificates, 7.50% 04/15/29                      3.0%
--------------------------------------------------------------------------------
  8   Government National Mortgage Association
       (GNMA) Certificates, 7.50% 04/15/29                      2.3%
--------------------------------------------------------------------------------
  9   Federal Home Loan Bank
       (FHLB) Certificates, 5.13% 09/15/03                      1.2%
--------------------------------------------------------------------------------
 10  Federal National Mortgage Association
        (FNMA) Certificates, 6.00% 05/01/13                     0.6%
--------------------------------------------------------------------------------


The top 10 holdings are presented to illustrate examples of the industries and securities in which the Fund may invest.

Nations U.S. Government
Bond Fund

Performance
--------------------------------------------------------------------------------
 Growth of a $10,000 investment


Investor A Shares at MOP* (as of 3/31/00)
Assumes the reinvestment of all distributions.

(BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS.)

        Nations          Lehman
   U.S. Government     Government
         Bond             Bond
         Fund             Index

Feb. 7
1995     9525             10000
         9750             10279
         10453            10916
         10639            11110
1995     11149            11617
         10832            11355
         10901            11409
         11041            11601
1996     11346            11940
         11274            11843
         11616            12254
         11925            12664
1997     12259            13085
         12345            13282
         12696            13633
         13272            14387
1998     13255            14375
         13034            14170
         12819            14049
         12866            14142
1999     12653            14054
Mar. 31
2000     12930            14525



Investor A Shares at MOP* (as of 3/31/00)
Assumes the reinvestment of all distributions.

(BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS.)


       Nations             Lehman
   U.S. Government       Government
        Bond                Bond
        Fund                Index
Feb. 7
1995    10000               10000
        10236               10279s
        10974               10916
        11169               11110
        11705               11617
        11372               11355
        11445               11409
1996    11591               11601
        11912               11940
        11836               11843
        12196               12254
        12520               12664
        12871               13085
        12961               13282
1998    13329               13633
        13934               14387
        13916               14375
        13684               14170
        13458               14049
        13508               14142
        13284               14054
Mar. 31
2000    13575               14525



Average annual total return
Investor A Shares
Since Inception                          NAV**            MOP*
(2/7/95 through
  3/31/00)                               6.12%           5.13%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations U.S. Government Bond Fund from the inception of the share class. Figures for the Lehman Government Bond Index, an unmanaged index, represent the return of government bonds with an average maturity of approximately nine years and include reinvestment of dividends. It is unavailable for investment. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.




--------------------------------------------------------------------------------
 Total return (as of 3/31/00)



                           Primary A           Investor A                  Investor B                  Investor C
                                           NAV**          MOP*         NAV**        CDSC***        NAV**        CDSC***
Inception date              11/7/94              2/7/95                     11/10/94                     9/19/97
-----------------------   -----------   -------------------------   -------------------------   -------------------------
1 year performance         -0.55%        -0.80%        -5.49%        -1.48%        -5.26%        -1.67%        -2.62%
-----------------------   ------        ------        ------        ------        ------        ------        ------
Average annual returns
3 years                    4.97%         4.67%         3.00%         4.07%         3.19%
5 years                    6.05%         5.80%         4.78%         5.09%         4.94%
Since inception            7.34%         6.12%         5.13%         6.34%         6.34%         2.67%         2.67%

The performance shown represents past performance and is not predictive of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than their original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.
The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

                                 APPENDIX III

   Comparison of Fundamental Policies and Limitations of the Acquired Funds
                            and the Acquiring Funds

                Fundamental Investment Policies and Limitations

The Acquired Funds may not:                The Acquiring Funds may not:

1. Except for the Asset Allocation Fund, underwrite              1. Underwrite any issue of securities within the
   securities issued by any other person, except to                 meaning of the 1933 Act except when it might
   the extent that the purchase of securities and the               technically be deemed to be an underwriter
   later disposition of such securities in accordance               either (a) in connection with the disposition of
   with the Fund's investment program may be                        a portfolio security, or (b) in connection with
   deemed an underwriting. This restriction shall not               the purchase of securities directly from the
   limit a Fund's ability to invest in securities                   issuer thereof in accordance with its
   issued by other registered investment companies.                 investment objective. This restriction shall not
                                                                    limit the Fund's ability to invest in securities
   The Asset Allocation Fund may not underwrite                     issued by other registered investment companies.
   any issue of securities  within the meaning of the
   1933 Act except when it might technically be
   deemed to be an underwriter either (a) in
   connection with the disposition of a portfolio
   security, or (b) in connection with the purchase
   of securities directly from the issuer thereof in
   accordance with its investment objective.

2. Except for the Asset Allocation Fund, invest in               2. Purchase or sell real estate, except a Fund
   real estate or real estate limited partnership                   may purchase securities of issuers which deal
   interests. (A Fund may, however, purchase and                    or invest in real estate and may purchase
   sell securities secured by real estate or interests              securities which are secured by real estate or
   therein or issued by issuers which invest in real                interests in real estate.
   estate or interests therein.) This restriction does
   not apply to real estate limited partnerships listed
   on a national stock exchange (e.g., the New York
   Stock Exchange).

   The Asset Allocation Fund may not purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.


                                     III-1

3. Except for the Asset Allocation Fund, purchase or             3. Purchase or sell commodities, except that a Fund may
   sell commodity contracts except that each Fund may,              to the extent consistent with its investment
   to the extent appropriate under its investment                   objective, invest in securities of companies that
   policies, purchase publicly traded securities of                 purchase or sell commodities or which invest in such
   companies engaging in whole or in part in such                   programs, and purchase and sell options, forward
   activities, may enter into futures contracts and                 contracts, futures contracts, and options on futures
   related options, may engage in transactions on a                 contracts. This limitation does not apply to foreign
   when-issued or forward commitment basis, and may                 currency transactions including without limitation
   enter into forward currency contracts in accordance              forward currency contracts.
   with its investment policies.

   The Asset Allocation Fund may not purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Except for the Asset Allocation Fund, make loans,             4. Make loans, except to the extent permitted by the
   except that a Fund may purchase and hold debt                    1940 Act, the rules and regulations thereunder and
   instruments (whether such instruments are part of a              any exemptive relief obtained by the Funds.
   public offering or privately placed), may enter into
   repurchase agreements and may lend portfolio
   securities in accordance with its investment
   policies.

   The Asset Allocation Fund may not make loans, except to the extent permitted by the 1940 Act.

5. The Government Securities Fund and Balanced Assets            5. Borrow money or issue senior securities except to the
   Fund may not borrow money or issue senior securities             extent permitted by the 1940 Act, the rules and
   as defined in the 1940 Act except that (a) a Fund may            regulations thereunder and any exemptive relief
   borrow money from banks for temporary or emergency               obtained by the Funds.
   purposes in amounts up to one-third of the value of
   such Fund's total assets at the time of borrowing,
   provided that borrowings in excess of 5% of the value
   of such Fund's total assets will be repaid


                                     III-2

   prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities. Each Fund may enter into reverse repurchase agreements or dollar roll transactions. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

   The U.S. Government Bond Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls;
   provided that the respective Fund will maintain asset coverage of 300% for all borrowings.

   The Asset Allocation Fund may not borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.


                                     III-3

6. The Government Securities Fund and the Balanced               6. Purchase securities (except securities issued or
   Assets Fund may not purchase securities of any one               guaranteed by the U.S. Government, its agencies or
   issuer (other than securities issued or guaranteed by            instrumentalities) of any one issuer if, as a result,
   the U.S. Government, its agencies or                             more than 5% of its total assets will be invested in
   instrumentalities or securities of other investment              the securities of such issuer or it would own more
   companies) if, immediately after such purchase, more             than 10% of the voting securities of such issuer,
   than 5% of the value of such Fund's total assets                 except that (a) up to 25% of its total assets may be
   would be invested in the securities of such issuer,              invested without regard to these limitations and (b)
   except that up to 25% of the value of the Fund's                 a Fund's assets may be invested in the securities of
   total assets may be invested without regard to these             one or more management investment companies to the
   limitations and with respect to 75% of such Fund's               extent permitted by the 1940 Act, the rules and
   assets, such Fund will not hold more than 10% of the             regulations thereunder and any exemptive relief
   voting securities of any issuer.                                 obtained by the Funds.

   The U.S. Government Bond Fund may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalists or certificates of deposit for any such securities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, (a) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security and (b) a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. The Fund will maintain asset coverage of 300% or maintain a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its borrowing.

                                     III-4


   The Asset Allocation Fund may not purchase securities
   (except securities issued or guaranteed by the U.S.
   Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) the Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act.

7. The Government Securities Fund and the Balanced               7. Purchase any securities which would cause 25% or more
   Assets Fund may not purchase any securities which                of the value of its total assets at the time of
   would cause 25% or more of the value of the Fund's               purchase to be invested in the securities of one or
   total assets at the time of such purchase to be                  more issuers conducting their principal business
   invested in the securities of one or more issuers                activities in the same industry, provided that: (a)
   conducting their principal activities in the same                there is no limitation with respect to obligations
   industry, provided that this limitation does not                 issued or guaranteed by the U.S. Government, any
   apply to investments in U.S. Government Obligations.             state or territory of the United States, or any of
   In addition, this limitation does not apply to                   their agencies, instrumentalities or political
   investments by "money market funds" as that term is              subdivisions, and (b) notwithstanding this limitation
   used under the 1940 Act, in obligations of domestic              or any other fundamental investment limitation,
   banks.                                                           assets may be invested in the securities of one or
                                                                    more management investment companies to the extent
   The U.S. Government Bond Fund may not purchase any               permitted by the 1940 Act, the rules and regulations
   securities which would cause 25% or more of the value            thereunder and any exemptive relief obtained by the
   of the Fund's total assets at the time of purchase to            Funds.
   be invested in the securities of one or more issuers
   conducting their principal business activities in the
   same industry, provided that: (a) there is no
   limitation with respect to (i) instruments issued or
   guaranteed by the United States, any state, territory
   or possession of the United States, the District of
   Columbia or any of their authorities, agencies,
   instrumentalities or political subdivisions and

                                     III-5


   (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;
   and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

   The Asset Allocation Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.

8. Except for the Asset Allocation Fund, purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

                                     III-6

                       Statement of Additional Information
                             Dated December 15, 2000

                               NATIONS FUND TRUST
                               NATIONS FUND, INC.
                                NATIONS RESERVES
                               NATIONS FUNDS TRUST
                            One Bank of America Plaza
                       101 South Tryon Street, 33rd Floor
                         Charlotte, North Carolina 28255
                                 1-800-321-7854


           (April 12, 2001 Special Meetings of Shareholders of Nations
 U.S. Government Bond Fund, Nations Government Securities Fund, Nations Balanced
                 Assets Fund and Nations Asset Allocation Fund)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy/Prospectus dated the date hereof, for the Special Meetings of Shareholders of the Acquired Funds to be held on April 12, 2001. Copies of the Proxy/Prospectus may be obtained at no charge by writing or calling Nations Fund Trust, Nations Fund, Inc. and Nations Reserves at the address or telephone number set forth above. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy/Prospectus.

 Incorporation of Documents by Reference in Statement of Additional Information

         Further information about the Primary A Shares, Investor A Shares, Investor B Shares, and Investor C Shares of Nations U.S. Government Bond Fund, Nations Government Securities Fund, Nations Balanced Assets Fund and Nations Asset Allocation Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Funds dated August 1, 2000, as supplemented.

         The audited financial statements and related Report of Independent Accountants for the year ended March 31, 2000 and for the six months ended September 30, 2000 for Nations U.S. Government Bond Fund, Nations Government Securities Fund, Nations Balanced Assets Fund and Nations Asset Allocation Fund are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

                                Table of Contents

General Information...........................................................3
Introductory Note to Pro Forma Financial Information..........................4


                               General Information

         The Reorganization contemplates the transfer of the assets and liabilities of the Acquired Funds to the Acquiring Funds in exchange for shares of designated classes of the corresponding Acquiring Funds of equal value.

         The shares issued by an Acquiring Fund will have an aggregate dollar value equal to the aggregate dollar value of the shares of each corresponding Acquired Fund that are outstanding immediately before the closing of the Reorganization.

         Immediately after the Closing, the Acquired Funds will distribute the shares of their corresponding Acquiring Fund received in the Reorganization to its shareholders in liquidation of such Acquired Fund. Each shareholder owning shares of an Acquired Fund at the Closing will receive shares of the designated class of the corresponding Acquiring Fund, and will receive any unpaid dividends or distributions that were declared before the Closing on the Acquired Funds' shares. Nations Funds Trust will establish an account for each former shareholder of the Acquired Funds reflecting the number of Acquiring Fund shares distributed to that shareholder. If the Reorganization Agreements are approved and consummated, the Acquired Funds will transfer all of their assets and liabilities, as of the Closing, and all outstanding shares of the Acquired Funds will be redeemed and canceled in exchange for shares of the corresponding Acquiring Fund.

         For further information about the transaction, see the Proxy/Prospectus.

              Introductory Note to Pro Forma Financial Information

         The following unaudited pro forma information gives effect to the proposed transfer of the assets and liabilities of the Acquired Funds to the Acquiring Funds accounted for as if the transfer had occurred as of September 30, 2000. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended September 30, 2000 and based upon the proposed fee and expense structure of the Acquiring Funds. The pro forma combined statement of operations has been prepared by adding the statement of operations for the fiscal year ended
March 31, 2000 for the Acquired Funds to the statement of operations for the corresponding Acquiring Funds and making adjustments for changes in the expense structure of the combined fund.

         The financial statements present the reorganization of Nations Balanced Assets Fund and Nations Asset Allocation Fund, and Nations U.S. Government Bond Fund and Nations Government Securities Fund into two newly created shell funds of Nations Funds Trust, respectively. It is possible that one or both of the Acquired Funds will not approve their respective reorganization. The pro forma presentation is not shown for either of these scenarios because each such scenario would result in a shell transaction only, and the pro forma presentation would be identical to the existing historical financial information of that fund.

         The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Acquired Funds and the Acquiring Funds included or incorporated herein by reference in this Statement of Additional Information. The combination of the above Acquired Funds and the Acquiring Funds will be accounted for as a tax-free reorganization.

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                       Pro Forma Combining Schedule of Investments (unaudited)
                                                         September 30, 2000


 Nations     Nations
 Balanced     Asset                                                                                Nations      Nations
  Assets    Allocation  Combined Pro                                                              Balanced       Asset      Combined
   Fund        Fund        Forma                                                                   Assets      Allocation      Pro
Principal   Principal    Principal                                                                  Fund          Fund        Forma
  amount      amount       amount                                                                   Value        Value        Value
  (000)       (000)        (000)                      Description                                   (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Asset-backed securities - 0.7%
                                    Asset-backed - Auto loans - 0.1%
$    --     $   167     $   167       AESOP Funding II LLC, Series 1997-1A, Class A1,
                                        6.220% 10/20/01                                           $     --     $      167   $    167
    250                     250       Premier Auto Trust, Series 1998-1, Class B,
                                        5.920% 10/06/04                                                247                       247
                                                                                                  ----------------------------------
                                                                                                       247            167        414
                                                                                                  ----------------------------------
                                    Asset-backed - Home equity loans - 0.6%
                500         500       ContiMortgage Home Equity Loan Trust, Series 1998-1,
                                      Class A4,
                                        6.280% 01/15/13                                                               494        494
    423                     423       CS First Boston Mortgage Securities Corporation, Series
                                      1996-2, Class A4,
                                        6.620% 02/25/18                                                420                       420
                650         650       EQCC Home Equity Loan Trust, Series 1997-2, Class A6,
                                        6.720% 02/15/12                                                               650        650
                787         787       First Plus Home Loan Trust, Series 1996-3, Class A6,
                                        7.600% 09/20/14                                                               786        786
                650         650       First Plus Home Loan Trust, Series 1997-1, Class A6,
                                        6.950% 12/10/15                                                               648        648
                100         100       IMC Home Equity Loan Trust, Series 1997-5, Class A7,
                                        6.900% 01/20/22                                                                99         99
    241                     241       IMC Home Equity Loan Trust, Series 1997-7, Class A3,
                                        6.540% 11/20/12                                                240                       240
                                                                                                  ----------------------------------
                                                                                                       660          2,677      3,337
                                                                                                  ----------------------------------
            Total asset-backed securities                                                              907          2,844      3,751
              (Cost $912 and $2,870, respectively)                                                ----------------------------------

Shares      Shares       Shares
---------------------------------
                                    Common stocks - 61.6%
                                    Aerospace and defense - 0.8%
              2,400       2,400       Alliant Techsystems Inc.                                                        197        197
             28,100      28,100       Boeing Company                                                                1,771      1,771
 25,612                  25,612       Honeywell International Inc.                                     912                       912
             14,100      14,100       Northrop Grumman Corporation                                                  1,281      1,281
                                                                                                  ----------------------------------
                                                                                                       912          3,249      4,161
                                                                                                  ----------------------------------
                                    Airlines - 0.1%
             12,300      12,300       Delta Air Lines, Inc.                                                           546        546
              1,500       1,500       Forward Air Corporation                                                          53         53
              1,800       1,800       Northwest Airlines Corporation                                                   44         44
                                                                                                  ----------------------------------
                                                                                                                      643        643
                                                                                                  ----------------------------------
                                    Apparel and textiles - 0.1%
                800         800       Columbia Sportswear Company                                                      37         37
              3,200       3,200       Jones Apparel Group, Inc.                                                        85         85
              1,050       1,050       Kenneth Cole Productions, Inc.                                                   37         37
              9,500       9,500       Liz Claiborne Inc.                                                              365        365
              2,800       2,800       Reebok International, Ltd.                                                       53         53
              1,700       1,700       Timberland Company, Class A                                                      70         70
                                                                                                  ----------------------------------
                                                                                                                      647        647
                                                                                                  ----------------------------------
                                    Automotive - 0.7%
              5,475       5,475       ArvinMeritor, Inc.                                                               80         80
              2,600       2,600       Copart, Inc.                                                                     36         36
             67,042      67,042       Ford Motor Company                                                            1,696      1,696
             12,825      12,825       General Motors Corporation                                                      834        834
              1,100       1,100       Gentex Corporation                                                               28         28
             13,350      13,350       Johnson Controls Inc.                                            710                       710
              4,050       4,050       Lear Corporation                                                                 83         83
              2,100       2,100       Mascotech, Inc.                                                                  35         35
              2,200       2,200       Oshkosh Truck Corporation                                                        85         85
              1,800       1,800       Superior Industries International                                                54         54
              2,300       2,300       Tower Automotive Inc.                                                            22         22
                                                                                                  ----------------------------------
                                                                                                       710          2,953      3,663
                                                                                                  ----------------------------------

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited)(Continued)
                                                         September 30, 2000



                                                                                                  Nations      Nations
 Nations     Nations                                                                             Balanced       Asset      Combined
 Balanced     Asset                                                                               Assets      Allocation      Pro
  Assets    Allocation  Combined Pro                                                               Fund          Fund        Forma
   Fund        Fund        Forma                                                                   Value        Value        Value
  Shares      Shares      Shares            Description                                            (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Common stocks - (continued)
                                    Beverages - 1.0%
                800         800       Adolph Coors Company, Class B                               $      -     $       51   $     51
             50,600      50,600       Anheuser-Busch Companies, Inc.                                                2,140      2,140
             14,500      14,500       Coca-Cola Company                                                               799        799
              2,500       2,500       Constellation Brands, Inc.                                                      136        136
             46,300      46,300       PepsiCo, Inc.                                                                 2,130      2,130
                                                                                                  ----------------------------------
                                                                                                                    5,256      5,256
                                                                                                  ----------------------------------

                                    Broadcasting and cable - 1.3%
              2,200       2,200       Hispanic Broadcasting Corporation                                                61         61
             25,000      25,000       Time Warner Inc.                                                              1,956      1,956
              5,200       5,200       Univision Communications, Inc.                                                  194        194
             40,067      40,067       Viacom Inc., Class B                                                          2,345      2,345
             51,300      51,300       Walt Disney Company                                                           1,962      1,962
              2,650       2,650       Westwood One, Inc.                                                               57         57
                                                                                                  ----------------------------------
                                                                                                                    6,575      6,575
                                                                                                  ----------------------------------

                                    Chemicals - Basic - 0.5%
             11,500      11,500       Air Products & Chemicals Inc.                                                   414        414
              9,393       9,393       E.I. duPont de Nemours and Company                                              389        389
              9,600       9,600       Eastman Chemical Company                                                        355        355
             16,700      16,700       Praxair Inc.                                                                    624        624
             15,400      15,400       Union Carbide Corporation                                                       581        581
                                                                                                  ----------------------------------
                                                                                                                    2,363      2,363
                                                                                                  ----------------------------------

                                    Chemicals - Specialty - 0.1%
              6,000       6,000       Albemarle Corporation                                                           121        121
              3,300       3,300       Arch Chemicals Inc.                                                              60         60
              3,600       3,600       Cabot Corporation                                                               114        114
              6,200       6,200       Cytec Industries Inc.                                                           208        208
              1,500       1,500       OM Group, Inc.                                                                   65         65
              2,200       2,200       Scotts Company, Class A                                                          74         74
                                                                                                  ----------------------------------
                                                                                                                      642        642
                                                                                                  ----------------------------------

                                    Commercial banking - 4.3%
              4,220       4,220       Associated Banc-Corp                                                            111        111
              2,800       2,800       Astoria Financial Corporation                                                   108        108
 27,187      22,762      49,949       Chase Manhattan Corporation                                    1,256          1,051      2,307
 30,886     134,566     165,452       Citigroup Inc.                                                 1,669          7,274      8,943
              4,100       4,100       City National Corporation                                                       158        158
              4,500       4,500       Cullen Frost Bankers Inc.                                                       146        146
             10,900      10,900       Dime Bancorp, Inc.                                                              235        235
              2,600       2,600       Downey Financial Corporation                                                    103        103
              2,100       2,100       First Midwest Bancorp, Inc.                                                      56         56
              2,300       2,300       First Virginia Banks Inc.                                                        98         98
              5,900       5,900       FirstFed Financial Corporation                                                  136        136
             63,943      63,943       FleetBoston Financial Corporation                                             2,494      2,494
              5,100       5,100       Hibernia Corporation                                                             62         62
              2,600       2,600       Hudson United Bancorp                                                            72         72
  6,225       5,300      11,525       J.P. Morgan & Company Inc.                                     1,017            866      1,883
              1,700       1,700       MAF Bancorp Inc.                                                                 42         42
             33,900      33,900       Mellon Financial Corporation                                                  1,572      1,572
              3,000       3,000       Mercantile Bankshares Corporation                                               109        109
              2,800       2,800       National Commerce Bancorp                                                        56         56
              9,600       9,600       North Fork Bancorporation, Inc.                                                 208        208
             19,200      19,200       PNC Bank Corporation                                                          1,248      1,248
              1,800       1,800       Silicon Valley Bancshares                                                       105        105
              2,300       2,300       Southwest Bancorp of Texas                                                       75         75
              5,100       5,100       TCF Financial Corporation                                                       192        192
 27,125                  27,125       Wells Fargo Company                                            1,246                     1,246
              2,000       2,000       Whitney Holding Corporation                                                      73         73
                                                                                                  ----------------------------------
                                                                                                     5,188         16,650     21,838
                                                                                                  ----------------------------------
                                    Commercial services - 0.5%
              1,200       1,200       Administaff, Inc.                                                                91         91
              2,800       2,800       ADVO Inc.                                                                        92         92
              1,800       1,800       Apollo Group Inc., Class A                                                       72         72
              2,900       2,900       Catalina Marketing Corporation                                                  109        109
              1,500       1,500       ChoicePoint Inc.                                                                 69         69

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited)(Continued)
                                                         September 30, 2000

                                                                                                  Nations      Nations
 Nations     Nations                                                                             Balanced       Asset      Combined
 Balanced     Asset                                                                               Assets      Allocation      Pro
  Assets    Allocation  Combined Pro                                                               Fund          Fund        Forma
   Fund        Fund        Forma                                                                   Value        Value        Value
  Shares      Shares      Shares            Description                                            (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Common stocks - (continued)
                                    Commercial services - (continued)
              1,900       1,900       Cintas Corporation                                          $      -     $       83   $     83
              4,300       4,300       Comdisco, Inc.                                                                   82         82
              3,900       3,900       eLoyalty Corporation                                                             50         50
              1,000       1,000       F.Y.I. Incorporated                                                              37         37
              3,900       3,900       Fiserv, Inc.                                                                    233        233
              1,200       1,200       Heidrick & Struggles International, Inc.                                         62         62
                600         600       Learning Tree International, Inc.                                                29         29
              3,100       3,100       Manpower Inc.                                                                    99         99
              8,500       8,500       Omnicom Group Inc.                                                              619        619
              1,700       1,700       Quanta Services, Inc.                                                            47         47
              2,100       2,100       Rent-A-Center, Inc.                                                              73         73
              5,200       5,200       Robert Half International Inc.                                                  180        180
              1,000       1,000       SCP Pool Corporation                                                             30         30
              1,800       1,800       SEI Investment Company                                                          127        127
                800         800       Startek, Inc.                                                                    23         23
              1,100       1,100       Teletech Holdings Inc.                                                           27         27
              2,400       2,400       Tetra Tech Inc.                                                                  69         69
              4,300       4,300       True North Communications                                                       154        154
              2,700       2,700       Viad Corporation                                                                 72         72
                                                                                                  ----------------------------------
                                                                                                                    2,529      2,529
                                                                                                  ----------------------------------
                                    Computer services - 0.9%
             37,100      37,100       America Online Inc.                                                           1,995      1,995
             19,100      19,100       Automatic Data Processing Inc.                                                1,277      1,277
              2,000       2,000       CSG Systems International, Inc.                                                  58         58
                600         600       Fair, Issac and Company Inc.                                                     26         26
              3,600       3,600       MarchFirst, Inc.                                                                 56         56
             14,100      14,100       Paychex, Inc.                                                                   740        740
              3,600       3,600       Sapient Corporation                                                             146        146
              3,100       3,100       Sungard Data Systems, Inc.                                                      133        133
                                                                                                  ----------------------------------
                                                                                                                    4,431      4,431
                                                                                                  ----------------------------------
                                    Computers and office equipment - 4.2%
             22,300      22,300       Apple Computer Inc.                                                             574        574
              3,150       3,150       Avocent Corporation                                                             174        174
             45,700      45,700       Dell Computer Corporation                                                     1,408      1,408
             49,000      49,000       EMC Corporation                                                               4,856      4,856
  7,000      20,600      27,600       Hewlett-Packard Company                                          679          1,998      2,677
 10,950      11,000      21,950       International Business Machines Corporation                    1,232          1,238      2,470
             23,000      23,000       Jabil Circuit, Inc.                                                           1,305      1,305
              8,600       8,600       NCR Corporation                                                                 325        325
              9,200       9,200       Network Appliance, Inc.                                                       1,172      1,172
              7,000       7,000       Palm, Inc.                                                                      371        371
              3,400       3,400       PerkinElmer, Inc.                                                               355        355
              1,000       1,000       Radisys Corporation                                                              51         51
              4,500       4,500       Sanmina Corporation                                                             421        421
              9,000       9,000       Solectron Corporation                                                           415        415
             37,850      37,850       Sun Microsystems, Inc.                                                        4,418      4,418
              2,587       2,587       Symbol Technologies, Inc.                                                        93         93
              2,100       2,100       Tech Data Corporation                                                            90         90
                400         400       Tektronix, Inc.                                                                  31         31
              1,700       1,700       Zebra Technologies Corporation                                                   82         82
                                                                                                  ----------------------------------
                                                                                                     1,911         19,377     21,288
                                                                                                  ----------------------------------
                                    Conglomerates - 1.0%
             14,200      14,200       Dover Corporation                                                               667        667
              1,800       1,800       Dycom Industries, Inc.                                                           75         75
                900         900       Insituform Technologies Inc., Class A                                            30         30
                500         500       SPX Corporation                                                                  71         71
             10,200      10,200       Textron Inc.                                                                    470        470
              1,000       1,000       The Shaw Group Inc.                                                              71         71
             40,200      40,200       Tyco International Ltd.                                                       2,085      2,085
             25,525      25,525       United Technologies Corporation                                               1,768      1,768
                                                                                                  ----------------------------------
                                                                                                                    5,237      5,237
                                                                                                  ----------------------------------

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited)(Continued)
                                                         September 30, 2000



                                                                                                  Nations      Nations
 Nations     Nations                                                                             Balanced       Asset      Combined
 Balanced     Asset                                                                               Assets      Allocation      Pro
  Assets    Allocation  Combined Pro                                                               Fund          Fund        Forma
   Fund        Fund        Forma                                                                   Value        Value        Value
  Shares      Shares      Shares            Description                                            (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Common stocks - (continued)
                                    Consumer credit and mortgages - 1.3%
 20,850      18,000      38,850       American Express Company                                    $  1,267     $    1,094   $  2,361
             29,200      29,200       Fannie Mae                                                                    2,088      2,088
              2,500       2,500       Greenpoint Financial Corporation                                                 74         74
 26,525      23,200      49,725       MBNA Corporation                                               1,021            893      1,914
              2,000       2,000       Metris Companies Inc.                                                            79         79
              2,600       2,600       Providian Financial Corporation                                                 330        330
                                                                                                  ----------------------------------
                                                                                                     2,288          4,558      6,846
                                                                                                  ----------------------------------
                                    Department and discount stores - 1.1%
             10,100      10,100       Kohls Corporation                                                               583        583
             22,600      22,600       Sears, Roebuck and Company                                                      733        733
             91,200      91,200       Wal-Mart Stores, Inc.                                                         4,388      4,388
                                                                                                  ----------------------------------
                                                                                                                    5,704      5,704
                                                                                                  ----------------------------------
                                    Diversified electronics - 0.1%
              2,200       2,200       Aeroflex, Inc.                                                                  107        107
              2,300       2,300       Anixter International Inc.                                                       67         67
              2,000       2,000       Harman International Industries                                                  78         78
              1,200       1,200       Helix Technology Corporation                                                     36         36
              1,900       1,900       Kent Electronics Corporation                                                     45         45
              2,700       2,700       Waters Corporation                                                              241        241
                                                                                                  ----------------------------------
                                                                                                                      574        574
                                                                                                  ----------------------------------
                                    Diversified manufacturing - 2.2%
              2,800       2,800       Belden Inc.                                                                      66         66
 14,125                  14,125       Eastman Kodak Company                                            577                       577
            164,000     164,000       General Electric Company                                                      9,461      9,461
              3,000       3,000       Harsco Corporation                                                               66         66
              2,000       2,000       Nordson Corporation                                                              57         57
              3,600       3,600       Plexus Corporation                                                              254        254
  9,400                   9,400       Procter & Gamble Company                                         630                       630
                                                                                                  ----------------------------------
                                                                                                     1,207          9,904     11,111
                                                                                                  ----------------------------------
                                    Electric power - Non nuclear - 2.5%
              4,500       4,500       Allegheny Energy, Inc.                                                          172        172
              4,100       4,100       Allete                                                                           91         91
 18,200                  18,200       Ameren Corporation                                               762                       762
              3,800       3,800       Calpine Corporation                                                             397        397
              6,800       6,800       Conectiv, Inc.                                                                  122        122
 25,150                  25,150       Consolidated Edison, Inc.                                        858                       858
 14,400                  14,400       Dominion Resources, Inc.                                         836                       836
             15,100      15,100       Duke Energy Corporation                                                       1,295      1,295
              7,200       7,200       Dynegy Inc.                                                                     410        410
              6,600       6,600       Energy East Corporation                                                         149        149
 14,000      18,500      32,500       FPL Group Inc.                                                   921          1,216      2,137
              2,200       2,200       Idacorp, Inc.                                                                   102        102
              2,610       2,610       NSTAR                                                                           105        105
             26,300      26,300       PECO Energy Company                                                           1,592      1,592
              2,100       2,100       Pinnacle West Capital Corporation                                               107        107
              5,400       5,400       Public Service Company of New Mexico                                            140        140
 49,975       5,200      55,175       TECO Energy, Inc.                                              1,437            150      1,587
              1,800       1,800       The Montana Power Company                                                        60         60
              1,700       1,700       UIL Holdings Corporation                                                         87         87
             25,400      25,400       Unicom Corporation                                                            1,427      1,427
              3,400       3,400       UniSource Energy Corporation                                                     56         56
              5,300       5,300       UtiliCorp United Inc.                                                           137        137
                                                                                                  ----------------------------------
                                                                                                     4,814          7,815     12,629
                                                                                                  ----------------------------------
                                    Electrical equipment - 0.2%
              1,900       1,900       AMETEK, Inc.                                                                     40         40
              2,500       2,500       C&D Technologies, Inc.                                                          142        142
 13,500                  13,500       Emerson Electric Company                                         905                       905
              2,000       2,000       Littelfuse, Inc.                                                                 59         59
                700         700       Park Electrochemical Corporation                                                 39         39
                                                                                                  ----------------------------------
                                                                                                       905            280      1,185
                                                                                                  ----------------------------------
                                    Exploration and production - 0.0%
              1,700       1,700       Stone Energy Corporation                                                         94         94
                                                                                                  ----------------------------------

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited)(Continued)
                                                         September 30, 2000



                                                                                                  Nations      Nations
 Nations     Nations                                                                             Balanced       Asset      Combined
 Balanced     Asset                                                                               Assets      Allocation      Pro
  Assets    Allocation  Combined Pro                                                               Fund          Fund        Forma
   Fund        Fund        Forma                                                                   Value        Value        Value
  Shares      Shares      Shares            Description                                            (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Common stocks - (continued)
                                    Finance - Miscellaneous - 0.3%
              6,800       6,800       AmeriCredit Corporation                                     $      -     $      196   $    196
              6,500       6,500       Concord EFS, Inc.                                                               231        231
 22,250                  22,250       Freddie Mac                                                    1,203                     1,203
                                                                                                  ----------------------------------
                                                                                                     1,203            427      1,630
                                                                                                  ----------------------------------

                                    Food and drug stores - 0.2%
              3,000       3,000       Casey's General Stores, Inc.                                                     39         39
             20,600      20,600       Safeway, Inc.                                                                   961        961
              1,800       1,800       Whole Foods Market Inc.                                                          97         97
                                                                                                  ----------------------------------
                                                                                                                    1,097      1,097
                                                                                                  ----------------------------------

                                    Food products - 1.3%
              5,000       5,000       Bestfoods                                                                       364        364
 42,850      40,000      82,850       ConAgra Inc.                                                     860            803      1,663
              1,391       1,391       Hain Celestial Group, Inc.                                                       49         49
 23,550                  23,550       H.J. Heinz Company                                               873                       873
 29,450                  29,450       Kellogg Company                                                  712                       712
              3,500       3,500       McCormick and Company, Inc.                                                     104        104
              2,400       2,400       Michael Foods Inc.                                                               56         56
              6,500       6,500       Nabisco Group Holdings Corporation                                              185        185
              2,600       2,600       Performance Food Group Company                                                   98         98
             11,400      11,400       Quaker Oats Company                                                             901        901
              7,500       7,500       Smithfield Foods Inc.                                                           197        197
              2,800       2,800       Suiza Foods Corporation                                                         142        142
             18,200      18,200       SYSCO Corporation                                                               843        843
              9,600       9,600       Unilever NV, ADR                                                                463        463
                                                                                                  ----------------------------------
                                                                                                     2,445          4,205      6,650
                                                                                                  ----------------------------------

                                    Health services - 0.4%
              2,400       2,400       Cerner Corporation                                                              111        111
              3,000       3,000       Coventry Health Care Inc.                                                        45         45
              1,100       1,100       Express Scripts Inc., Class A                                                    79         79
              1,300       1,300       Invacare Corporation                                                             42         42
              3,600       3,600       Lincare Holdings Inc.                                                           103        103
              2,900       2,900       Orthodontic Centers of America                                                   97         97
                500         500       Quest Diagnostics Inc.                                                           57         57
              5,300       5,300       Trigon Healthcare, Inc.                                                         279        279
              8,900       8,900       UnitedHealth Group Inc.                                                         880        880
              1,400       1,400       Universal Health Services Inc., Class B                                         120        120
                750         750       Wellpoint Health Networks Inc.                                                   72         72
                                                                                                  ----------------------------------
                                                                                                                    1,885      1,885
                                                                                                  ----------------------------------


                                    Heavy machinery - 0.5%
              2,700       2,700       Briggs & Stratton Corporation                                                   102        102
 20,500                  20,500       Caterpillar Inc.                                                 692                       692
             13,500      13,500       Deere & Company                                                                 449        449
              6,400       6,400       JLG Industries Inc.                                                              78         78
 20,575      16,500      37,075       Parker Hannifin Corporation                                      694            557      1,251
              1,500       1,500       Toro Company                                                                     47         47
                                                                                                  ----------------------------------
                                                                                                     1,386          1,233      2,619
                                                                                                  ----------------------------------

                                    Household products - 0.7%
             18,700      18,700       Avon Products, Inc.                                                             764        764
              1,500       1,500       Blyth Industries, Inc.                                                           35         35
              4,400       4,400       Church & Dwight Company, Inc.                                                    81         81
              8,700       8,700       Colgate-Palmolive Company                                                       411        411
             28,100      28,100       Kimberly-Clark Corporation                                                    1,569      1,569
             13,100      13,100       The Clorox Company                                                              518        518
                                                                                                  ----------------------------------
                                                                                                                    3,378      3,378
                                                                                                  ----------------------------------

                                    Housing and furnishing - 0.3%
              3,500       3,500       American Standard Companies Inc.                                                156        156
              4,796       4,796       D.R. Horton Inc.                                                                 82         82
              1,500       1,500       Lennar Corporation                                                               45         45
              4,100       4,100       M.D.C. Holdings, Inc.                                                           107        107
              5,200       5,200       Mohawk Industries Inc.                                                          113        113

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited)(Continued)
                                                         September 30, 2000



                                                                                                  Nations      Nations
 Nations     Nations                                                                             Balanced       Asset      Combined
 Balanced     Asset                                                                               Assets      Allocation      Pro
  Assets    Allocation  Combined Pro                                                               Fund          Fund        Forma
   Fund        Fund        Forma                                                                   Value        Value        Value
  Shares      Shares      Shares            Description                                            (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Common stocks - (continued)
                                    Housing and furnishing - (continued)
              3,800       3,800       Pulte Corporation                                           $      -     $      125   $    125
              1,400       1,400       Salton, Inc.                                                      45                        45
 23,300                  23,300       Stanley Works                                                    537                       537
              3,700       3,700       The Ryland Group, Inc.                                                          115        115
              1,800       1,800       Toll Brothers, Inc.                                                              62         62
                                                                                                  ----------------------------------
                                                                                                       537            850      1,387
                                                                                                  ----------------------------------
                                    Insurance - 2.7%
             19,500      19,500       American General Corporation                                                  1,521      1,521
 22,000      15,150      37,150       American International Group, Inc.                             2,105          1,450      3,555
              1,300       1,300       Arthur J. Gallagher & Company                                                    77         77
             18,400      18,400       AXA Financial, Inc.                                                             937        937
  8,925       8,000      16,925       CIGNA Corporation                                                932            835      1,767
              1,696       1,696       Delphi Financial Group Inc., Class A                                             69         69
              3,600       3,600       Everest Re Group Ltd.                                                           178        178
              2,900       2,900       Fidelity National Financial, Inc.                                                72         72
             30,700      30,700       Hartford Financial Services Group, Inc.                                       2,240      2,240
 12,500      28,500      41,000       MGIC Investment Corporation                                      764          1,742      2,506
              7,500       7,500       Old Republic International Corporation                                          180        180
              2,700       2,700       PMI Group, Inc.                                                                 183        183
              2,400       2,400       Radian Group Inc.                                                               162        162
              1,600       1,600       RenaissanceRe Holdings Ltd.                                                     102        102
                                                                                                  ----------------------------------
                                                                                                     3,801          9,748     13,549
                                                                                                  ----------------------------------
                                    Integrated oil - 3.8%
              2,200       2,200       AGL Resources Inc.                                                               44         44
 12,200                  12,200       Anadarko Petroleum Corporation                                   811                       811
             16,600      16,600       Apache Corporation                                                              981        981
 11,500                  11,500       BP Amoco plc, ADR                                                610                       610
 12,675      29,000      41,675       Chevron Corporation                                            1,081          2,472      3,553
 29,188                  29,188       Conoco, Inc.                                                     786                       786
              2,100       2,100       EOG Resources, Inc.                                                              82         82
 23,041      78,407     101,448       Exxon Mobil Corporation                                        2,053          6,988      9,041
              1,600       1,600       Murphy Oil Corporation                                                          104        104
              2,500       2,500       Newfield Exploration Company                                                    117        117
             30,700      30,700       Occidental Petroleum Corporation                                                670        670
              3,200       3,200       Pogo Producing Company                                                           81         81
 14,850                  14,850       Royal Dutch Petroleum Company                                    890                       890
              3,200       3,200       Ultramar Diamond Shamrock Corporation                                            81         81
 18,025                  18,025       Unocal Corporation                                               639                       639
             23,475      23,475       USX-Marathon Group Inc.                                                         666        666
              5,500       5,500       Vintage Petroleum, Inc.                                                         125        125
                                                                                                  ----------------------------------
                                                                                                     6,870         12,411     19,281
                                                                                                  ----------------------------------
                                    Investment services - 2.2%
              2,800       2,800       A.G. Edwards, Inc.                                                              146        146
                400         400       Dain Rauscher Corporation                                                        37         37
              2,000       2,000       Eaton Vance Corporation                                                         102        102
              1,100       1,100       Jefferies Group, Inc.                                                            30         30
              1,900       1,900       Legg Mason Inc.                                                                 110        110
             14,300      14,300       Lehman Brothers Holdings Inc.                                                 2,113      2,113
 15,050      23,000      38,050       Merrill Lynch & Company Inc.                                     993          1,518      2,511
 15,250      27,500      42,750       Morgan Stanley Dean Witter & Company                           1,395          2,515      3,910
              1,600       1,600       Raymond James Financial, Inc.                                                    53         53
             15,300      15,300       State Street Corporation                                                      1,989      1,989
              2,900       2,900       Waddell & Reed Financial, Inc.                                                   90         90
                                                                                                  ----------------------------------
                                                                                                     2,388          8,703     11,091
                                                                                                  ----------------------------------
                                    Lodging and recreation - 0.4%
              3,500       3,500       Aztar Corporation                                                                54         54
              4,050       4,050       Brunswick Corporation                                                            74         74
              4,000       4,000       Darden Restaurants Inc.                                                          83         83
             18,100      18,100       Harley-Davidson Inc.                                                            867        867
             12,400      12,400       Marriott International Inc., Class A                                            452        452
              1,500       1,500       MeriStar Hospitality Corporation                                                 30         30

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited)(Continued)
                                                         September 30, 2000



                                                                                                  Nations      Nations
 Nations     Nations                                                                             Balanced       Asset      Combined
 Balanced     Asset                                                                               Assets      Allocation      Pro
  Assets    Allocation  Combined Pro                                                               Fund          Fund        Forma
   Fund        Fund        Forma                                                                   Value        Value        Value
  Shares      Shares      Shares            Description                                            (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Common stocks - (continued)
                                    Lodging and recreation - (continued)
              9,900       9,900       Park Place Entertainment Corporation                        $      -     $      150   $    150
              2,200       2,200       Polaris Industries Inc.                                                          78         78
                700         700       Sabre Holdings Corporation                                                       20         20
              2,900       2,900       Winnebago Industries                                                             36         36
                                                                                                  ----------------------------------
                                                                                                                    1,844      1,844
                                                                                                  ----------------------------------
                                    Medical devices and supplies - 2.1%
 28,375                  28,375       Abbott Laboratories                                            1,350                     1,350
              2,000       2,000       ADAC Laboratories Designs                                                        42         42
             14,800      14,800       Baxter International Inc.                                                     1,181      1,181
              1,900       1,900       Beckman Coulter, Inc.                                                           147        147
             26,850      26,850       Biomet, Inc.                                                                    940        940
              1,400       1,400       C.R. Bard, Inc.                                                                  59         59
 11,250      17,000      28,250       Cardinal Health, Inc.                                            992          1,499      2,491
              1,100       1,100       Coherent Inc.                                                                    75         75
              2,500       2,500       Cooper Companies Inc.                                                            88         88
              2,500       2,500       Datascope Corporation                                                            84         84
                800         800       Diagnostic Products Corporation                                                  43         43
             30,300      30,300       Johnson & Johnson                                                             2,846      2,846
              2,600       2,600       Minimed Inc.                                                                    232        232
              7,100       7,100       PE Corp-PE Biosystems Group                                                     827        827
              1,337       1,337       Priority Healthcare Corporation=                                                102        102
              1,900       1,900       Respironics, Inc.                                                                32         32
              1,900       1,900       Stryker Corporation                                                              82         82
              1,000       1,000       Techne Corporation                                                              112        112
              1,800       1,800       Varian Medical Systems, Inc.                                                     81         81
                                                                                                  ----------------------------------
                                                                                                     2,342          8,472     10,814
                                                                                                  ----------------------------------
                                    Metals and mining - 0.4%
              6,200       6,200       AK Steel Holding Corporation                                                     58         58
             15,200      15,200       Barrick Gold Corporation                                                        232        232
              2,100       2,100       Carpenter Technology Corporation                                                 61         61
 10,850                  10,850       Minnesota Mining & Manufacturing Company                         989                       989
                700         700       Mueller Industries Inc.                                                          16         16
              2,800       2,800       Precision Castparts Corporation                                                 107        107
              1,400       1,400       Quanex Corporation                                                               27         27
              3,700       3,700       Reliance Steel & Aluminum Company                                                78         78
              2,200       2,200       Texas Industries Inc.                                                            70         70
             28,000      28,000       USX - U.S. Steel Group Inc.                                                     425        425
                                                                                                  ----------------------------------
                                                                                                       989          1,074      2,063
                                                                                                  ----------------------------------
                                    Natural gas distribution - 0.7%
             23,300      23,300       Coastal Corporation                                                           1,727      1,727
 13,600                  13,600       El Paso Energy Corporation                                       838                       838
              5,100       5,100       Energen Corporation                                                             152        152
              8,200       8,200       Enron Corporation                                                               719        719
              2,200       2,200       Equitable Resources Inc.                                                        139        139
              3,650       3,650       KeySpan Corporation                                                             146        146
              3,100       3,100       Northwest Natural Gas Company                                                    71         71
                                                                                                  ----------------------------------
                                                                                                       838          2,954      3,792
                                                                                                  ----------------------------------
                                    Networking and telecommunications equipment - 3.7%
              1,300       1,300       Adaptive Broadband Corporation                                                   25         25
                200         200       ADC Telecommunications, Inc.                                                      5          5
              2,400       2,400       ADTRAN, Inc.                                                                    102        102
                800         800       Advanced Fibre Communications, Inc.                                              30         30
              2,000       2,000       Brocade Communications Systems, Inc.                                            472        472
                700         700       Brooktrout Inc.                                                                  23         23
              1,800       1,800       C-COR Electronics                                                                28         28
              2,850       2,850       Cable Design Technologies Corporation                                            69         69
              4,400       4,400       CIENA Corporation                                                               540        540
            145,100     145,100       Cisco Systems, Inc.                                                           8,017      8,017
              6,300       6,300       Comverse Technology, Inc.                                                       680        680
              8,500       8,500       Corning Inc.                                                                  2,525      2,525
              2,600       2,600       DMC Stratex Networks, Inc.                                                       42         42
              1,500       1,500       Foundry Networks, Inc.                                                          100        100
              9,200       9,200       JDS Uniphase Corporation                                                        871        871
              1,800       1,800       Juniper Networks, Inc.                                                          394        394

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited)(Continued)
                                                         September 30, 2000



                                                                                                  Nations      Nations
 Nations     Nations                                                                             Balanced       Asset      Combined
 Balanced     Asset                                                                               Assets      Allocation      Pro
  Assets    Allocation  Combined Pro                                                               Fund          Fund        Forma
   Fund        Fund        Forma                                                                   Value        Value        Value
  Shares      Shares      Shares            Description                                            (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Common stocks - (continued)
                                    Networking and telecommunications equipment - (continued)
             57,700      57,700       Nortel Networks Corporation                                 $      -     $    3,437   $  3,437
              3,000       3,000       Plantronics Inc.                                                                114        114
              2,600       2,600       Polycom, Inc.                                                                   174        174
              2,800       2,800       Powerwave Technologies, Inc.                                                    106        106
              1,000       1,000       Proxim, Inc.                                                                     45         45
                700         700       Rainbow Technologies, Inc.                                                       25         25
             12,200      12,200       Scientific-Atlanta, Inc.                                                        776        776
                900         900       Terayon Communication Systems, Inc.                                              31         31
                800         800       ViaSat Inc.                                                                      18         18
              1,300       1,300       Westell Technologies, Inc.                                                       17         17
                                                                                                  ----------------------------------
                                                                                                                   18,666     18,666
                                                                                                  ----------------------------------
                                    Oilfield services - 0.6%
             24,050      24,050       ENSCO International Inc.                                                        921        921
              3,500       3,500       Helmerich & Payne, Inc.                                                         126        126
              4,000       4,000       Hughes Supply Inc.                                                               78         78
              4,800       4,800       Noble Drilling Corporation                                                      241        241
              5,300       5,300       Offshore Logistics Inc.                                                          95         95
             10,100      10,100       Schlumberger Ltd.                                                               831        831
              2,600       2,600       Smith International, Inc.                                                       212        212
                900         900       Swift Energy Company                                                             37         37
              1,800       1,800       UTI Energy Corporation                                                           80         80
              2,200       2,200       Varco International, Inc.                                                        46         46
              4,200       4,200       Weatherford International, Inc.                                                 181        181
                                                                                                  ----------------------------------
                                                                                                                    2,848      2,848
                                                                                                  ----------------------------------
                                    Packaging and containers - 0.0%
              1,300       1,300       AptarGroup Inc.                                                                  31         31
                                                                                                  ----------------------------------
                                    Paper and forest products - 0.2%
             12,600      12,600       Bowater Incorporated                                                            585        585
              3,100       3,100       Buckeye Technologies Inc.                                                        64         64
              1,600       1,600       Georgia - Pacific Corporation (Timber Group)                                     43         43
              5,304       5,304       International Paper Company                                                     152        152
              3,600       3,600       United Stationers Inc.                                                           97         97
              7,400       7,400       Weyerhaeuser Company                                                            299        299
                                                                                                  ----------------------------------
                                                                                                                    1,240      1,240
                                                                                                  ----------------------------------
                                    Pharmaceuticals - 4.3%
             13,000      13,000       Allergan, Inc.                                                                1,098      1,098
              1,900       1,900       Alpharma Inc., Class A                                                          116        116
             18,300      18,300       Amgen Inc.                                                                    1,278      1,278
              1,500       1,500       Barr Laboratories, Inc.                                                          99         99
              3,666       3,666       Bindley Western Industries                                                      117        117
              7,200       7,200       Biogen, Inc.                                                                    439        439
 24,150      41,500      65,650       Bristol-Myers Squibb Company                                   1,380          2,370      3,750
              1,200       1,200       Cephalon, Inc.                                                                   58         58
              5,500       5,500       Chiron Corporation                                                              248        248
              2,300       2,300       COR Therapeutics, Inc.                                                          143        143
              2,100       2,100       Dura Pharmaceuticals Inc.                                                        74         74
              7,100       7,100       Eli Lilly and Company                                                           576        576
                200         200       Enzo Biochem, Inc.                                                               10         10
              2,700       2,700       Forest Laboratories, Inc.                                                       310        310
              2,800       2,800       Genzyme Corporation                                                             191        191
              1,200       1,200       Gilead Sciences, Inc.                                                           132        132
              1,900       1,900       ICN Pharmaceuticals Incorporated                                                 63         63
                900         900       IDEC Pharmaceuticals Corporation                                                158        158
              2,000       2,000       Incyte Pharmaceuticals, Inc.                                                     82         82
              2,350       2,350       IVAX Corporation                                                                108        108
                  1           1       King Pharmaceuticals, Inc.                                                        -
              2,000       2,000       Medicis Pharmaceutical Corporation, Class A                                     123        123
             58,400      58,400       Merck & Company, Inc.                                                         4,346      4,346
              1,300       1,300       Millennium Pharmaceuticals, Inc.                                                190        190
              3,100       3,100       NBTY, Inc.                                                                       20         20
                600         600       Noven Pharmaceuticals, Inc.                                                      26         26
            119,800     119,800       Pfizer Inc.                                                                   5,383      5,383
                700         700       Protein Design Labs, Inc.                                                        84         84

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited)(Continued)
                                                         September 30, 2000



                                                                                                  Nations      Nations
 Nations     Nations                                                                             Balanced       Asset      Combined
 Balanced     Asset                                                                               Assets      Allocation      Pro
  Assets    Allocation  Combined Pro                                                               Fund          Fund        Forma
   Fund        Fund        Forma                                                                   Value        Value        Value
  Shares      Shares      Shares            Description                                            (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Common stocks - (continued)
                                    Pharmaceuticals - (continued)
              1,000       1,000       Regeneron Pharmaceuticals, Inc.                             $      -     $       33   $     33
             49,700      49,700       Schering-Plough Corporation                                                   2,311      2,311
                200         200       Sepracor Inc.                                                                    25         25
              1,400       1,400       Syncor International Corporation                                                 52         52
              2,200       2,200       Vertex Pharmaceuticals, Inc.                                                    186        186
                                                                                                  ----------------------------------
                                                                                                     1,380         20,449     21,829
                                                                                                  ----------------------------------
                                    Publishing and advertising - 0.5%
 12,900                  12,900       Dow Jones & Company, Inc.                                        780                       780
              1,000       1,000       Harcourt General Inc.                                                            59         59
              1,600       1,600       Harte-Hanks, Inc.                                                                44         44
              1,700       1,700       John H. Harland Company                                                          26         26
             12,700      12,700       McGraw-Hill Companies, Inc.                                                     807        807
             12,300      12,300       New York Times Company, Class A                                                 484        484
              1,200       1,200       Penton Media Inc.                                                                33         33
              4,250       4,250       Readers Digest Association, Inc.                                                150        150
              2,100       2,100       Scholastic Corporation                                                          167        167
                 38          38       The Washington Post Company                                                      20         20
                                                                                                  ----------------------------------
                                                                                                       780          1,790      2,570
                                                                                                  ----------------------------------
                                    Railroads, trucking and shipping - 0.4%
              3,500       3,500       American Freightways Corporation                                                 56         56
              4,500       4,500       Arkansas Best Corporation                                                        69         69
              1,500       1,500       C.H. Robinson Worldwide, Inc.                                                    85         85
              1,600       1,600       CNF Transportation Inc.                                                          36         36
              2,400       2,400       Expeditors International of Washington, Inc.                                    108        108
 21,725                  21,725       FedEx Corporation                                                963                       963
              2,300       2,300       GATX Corporation                                                                 96         96
              1,800       1,800       Heartland Express Inc.                                                           31         31
              2,600       2,600       Kirby Corporation                                                                51         51
              3,600       3,600       Roadway Express, Inc.                                                            65         65
             15,600      15,600       Union Pacific Corporation                                                       606        606
                                                                                                  ----------------------------------
                                                                                                       963          1,203      2,166
                                                                                                  ----------------------------------
                                    Restaurants - 0.3%
              3,800       3,800       Brinker International, Inc.                                                     114        114
              3,800       3,800       CEC Entertainment Inc.                                                          122        122
              4,500       4,500       Jack in the Box Inc.                                                             96         96
  8,500                   8,500       McDonald's Corporation                                           257                       257
              5,500       5,500       Ruby Tuesday Inc.                                                                62         62
             16,000      16,000       Starbucks Corporation                                                           641        641
                                                                                                  ----------------------------------
                                                                                                       257          1,035      1,292
                                                                                                  ----------------------------------
                                    Semiconductors - 3.3%
              1,900       1,900       Actel Corporation                                                                68         68
              3,000       3,000       Alliance Semiconductor Corporation                                               60         60
              2,500       2,500       Alpha Industries, Inc.                                                           85         85
             14,500      14,500       Altera Corporation                                                              692        692
             13,100      13,100       Analog Devices, Inc.                                                          1,082      1,082
             22,900      22,900       Applied Materials, Inc.                                                       1,357      1,357
              1,700       1,700       Applied Micro Circuits Corporation                                              352        352
              2,900       2,900       Arrow Electronics, Inc.                                                          99         99
              4,800       4,800       Atmel Corporation                                                                73         73
              2,200       2,200       Avnet, Inc.                                                                      62         62
              5,500       5,500       Broadcom Corporation, Class A                                                 1,341      1,341
              2,000       2,000       Cognex Corporation                                                               79         79
              1,300       1,300       Credence Systems Corporation                                                     39         39
              3,600       3,600       Cypress Semiconductor Corporation                                               150        150
              2,900       2,900       Dallas Semiconductor Corporation                                                 95         95
              1,600       1,600       Electro Scientific Industries, Inc.                                              56         56
              2,100       2,100       General Semiconductor, Inc.                                                      26         26
             78,650      78,650       Intel Corporation                                                             3,268      3,268
  9,450       3,300      12,750       Intergrated Device Technology, Inc.                              855            299      1,154
              2,400       2,400       International Rectifier Corporation                                             121        121
              4,400       4,400       KEMET Corporation                                                               122        122
              6,900       6,900       KLA-Tencor Corporation                                                          284        284
                700         700       Lattice Semiconductor Corporation                                                38         38
              7,600       7,600       Linear Technology Corporation                                                   492        492

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited)(Continued)
                                                         September 30, 2000



                                                                                                  Nations      Nations
 Nations     Nations                                                                             Balanced       Asset      Combined
 Balanced     Asset                                                                               Assets      Allocation      Pro
  Assets    Allocation  Combined Pro                                                               Fund          Fund        Forma
   Fund        Fund        Forma                                                                   Value        Value        Value
  Shares      Shares      Shares            Description                                            (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Common stocks - (continued)
                                    Semiconductors - (continued)
              1,300       1,300       Micrel Inc.                                                 $      -     $       87   $     87
              4,725       4,725       Microchip Technology Inc.                                                       156        156
             14,000      14,000       Micron Technology, Inc.                                                         644        644
              7,500       7,500       National Semiconductor Corporation                                              302        302
              2,200       2,200       Nvidia Corporation                                                              180        180
              2,300       2,300       PMC - Sierra, Inc.                                                              495        495
              1,700       1,700       QLogic Corporation                                                              150        150
              1,300       1,300       Sawtek, Inc.                                                                     50         50
              2,075       2,075       SDL, Inc.                                                                       642        642
              1,600       1,600       Semtech Corporation                                                              69         69
              2,800       2,800       Silicon Valley Group, Inc.                                                       74         74
              1,100       1,100       Technitrol Inc.                                                                 111        111
              5,900       5,900       Teradyne, Inc.                                                                  207        207
             29,300      29,300       Texas Instruments Inc.                                                        1,382      1,382
              2,600       2,600       TranSwitch Corporation                                                          166        166
              2,600       2,600       TriQuint Semiconductor, Inc.                                                     95         95
              4,350       4,350       Vishay Intertechnology, Inc.                                                    134        134
             10,100      10,100       Xilinx, Inc.                                                                    865        865
                                                                                                  ----------------------------------
                                                                                                       855         16,149     17,004
                                                                                                  ----------------------------------
                                    Software - 3.5%
              3,600       3,600       Adobe Systems Inc.                                                              559        559
              1,000       1,000       Affiliated Computer Services, Inc.                                               50         50
              1,800       1,800       Aspen Technology, Inc.                                                           81         81
              2,300       2,300       Avid Technology, Inc.                                                            32         32
              2,750       2,750       BroadVision, Inc.                                                                71         71
              7,200       7,200       Cadence Design Systems, Inc.                                                    185        185
              2,550       2,550       Dendrite International, Inc.                                                     68         68
              2,800       2,800       DST Systems, Inc.                                                               329        329
              1,600       1,600       Electronic Arts Inc.                                                             79         79
 19,775                  19,775       Electronic Data Systems Corporation                              820                       820
              1,800       1,800       FileNET Corporation                                                              33         33
 19,425      16,775      36,200       First Data Corporation                                           759            655      1,414
                900         900       HNC Software Inc.                                                                74         74
              1,600       1,600       Hyperion Solutions Corporation                                                   41         41
             11,300      11,300       Intuit Inc.                                                                     644        644
                800         800       J.D.Edwards and Company                                                          21         21
              2,000       2,000       Jack Henry & Associates                                                          87         87
              1,200       1,200       Macromedia Inc.                                                                  97         97
                300         300       Mercury Interactive Corporation                                                  47         47
             83,400      83,400       Microsoft Corporation                                                         5,029      5,029
              1,400       1,400       National Instruments Corporation                                                 62         62
             58,400      58,400       Oracle Corporation                                                            4,598      4,598
              1,000       1,000       Project Software & Development, Inc.                                             16         16
              4,200       4,200       Rational Software Corporation                                                   291        291
              2,000       2,000       RSA Security Inc.                                                                86         86
              6,200       6,200       Siebel Systems, Inc.                                                            690        690
              5,500       5,500       Sybase, Inc.                                                                    127        127
              2,250       2,250       Symantec Corporation                                                             99         99
              1,300       1,300       The BISYS Group, Inc.                                                           101        101
              2,100       2,100       Veritas DGC Inc.                                                                 61         61
              6,900       6,900       VERITAS Software Corporation                                                    980        980
              1,700       1,700       Verity, Inc.                                                                     61         61
             11,300      11,300       Yahoo! Inc.                                                                   1,028      1,028
                                                                                                  ----------------------------------
                                                                                                     1,579         16,382     17,961
                                                                                                  ----------------------------------
                                    Specialty stores - 1.2%
              3,700       3,700       Abercrombie & Fitch Company                                                      71         71
             23,600      23,600       Bed Bath & Beyond, Inc.                                                         576        576
             13,100      13,100       Best Buy Company, Inc.                                                          833        833
              3,700       3,700       BJ's Wholesale Club, Inc.                                                       126        126
              3,000       3,000       CDW Computer Centers, Inc.                                                      207        207
              2,100       2,100       Cost Plus, Inc.                                                                  63         63
              1,700       1,700       Dollar Tree Stores, Inc.                                                         69         69
              1,600       1,600       Dress Barn Inc.                                                                  34         34
              1,400       1,400       Footstar Inc.                                                                    45         45
             37,750      37,750       Home Depot Inc.                                                               2,002      2,002
              1,500       1,500       Insight Enterprises Inc.                                                         41         41

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited)(Continued)
                                                         September 30, 2000



                                                                                                  Nations      Nations
 Nations     Nations                                                                             Balanced       Asset      Combined
 Balanced     Asset                                                                               Assets      Allocation      Pro
  Assets    Allocation  Combined Pro                                                               Fund          Fund        Forma
   Fund        Fund        Forma                                                                   Value        Value        Value
  Shares      Shares      Shares            Description                                            (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Common stocks - (continued)
                                    Specialty stores - (continued)
             41,200      41,200       Limited Inc.                                                $      -     $      909   $    909
              2,500       2,500       Linens 'N Things Inc.                                                            64         64
              1,600       1,600       Michaels Stores Inc.                                                             64         64
              4,600       4,600       Pier 1 Imports Inc.                                                              62         62
              1,600       1,600       Talbots, Inc.                                                                   106        106
              6,200       6,200       The Men's Wearhouse Inc.                                                        176        176
             20,900      20,900       Tiffany & Company                                                               806        806
              2,700       2,700       Zale Corporation                                                                 88         88
                                                                                                  ----------------------------------
                                                                                                                    6,342      6,342
                                                                                                  ----------------------------------
                                    Telecommunications services - 3.3%
             67,350      67,350       BellSouth Corporation                                                         2,711      2,711
              2,500       2,500       Broadwing Inc.                                                                   64         64
             14,800      14,800       Nextel Communications, Inc.                                                     692        692
             49,300      49,300       Qwest Communications International, Inc.                                      2,369      2,369
 22,325      79,966     102,291       SBC Communications Inc.                                        1,116          3,999      5,115
              3,500       3,500       TALK.com, Inc.                                                                   15         15
              1,600       1,600       Telephone and Data Systems, Inc.                                                177        177
 18,165      49,239      67,404       Verizon Communications                                           880          2,385      3,265
             85,286      85,286       WorldCom, Inc.                                                                2,591      2,591
                                                                                                  ----------------------------------
                                                                                                     1,996         15,003     16,999
                                                                                                  ----------------------------------
                                    Tobacco - 0.7%
 39,200      49,600      88,800       Philip Morris Companies Inc.                                   1,154          1,460      2,614
      1       2,200       2,201       R.J. Reynolds Tobacco Holdings, Inc.                               0             71         71
 40,850                  40,850       UST Inc.                                                         934                       934
                                                                                                  ----------------------------------
                                                                                                     2,088          1,531      3,619
                                                                                                  ----------------------------------
                                    Utilities - Miscellaneous - 0.7%
 30,175                  30,175       American Water Works Company, Inc.                               832                       832
 44,775                  44,775       AT&T Corporation                                               1,315                     1,315
 19,650                  19,650       NICOR Inc.                                                       711                       711
              1,800       1,800       Philadelphia Suburban Corporation                                                42         42
 31,500                  31,500       Sprint Corporation (FON Group)                                   923                       923
                                                                                                  ----------------------------------
                                                                                                     3,781             42      3,823
                                                                                                  ----------------------------------
                                    Total common stocks
                                      (Cost $48,551 and $194,715, respectively)                     54,413        260,473    314,886
                                                                                                  ----------------------------------
                                    Convertible preferred stocks - 0.0%
                                      (Cost $245)
                                    Packaging and containers - 0.0%
              4,845       4,845       Sealed Air Corporation                                                          218        218
                                                                                                  ----------------------------------

Principal  Principal   Principal
 amount     amount      amount
 (000)      (000)       (000)
---------------------------------
                                    Corporate bonds and notes - 14.7%
                                    Aerospace and defense - 0.4%
                                      Raytheon Company:
$     -     $ 1,770     $ 1,770         7.900% 03/01/03                                                             1,800      1,800
    250                     250         6.750% 08/15/07                                                237                       237
                                                                                                  ----------------------------------
                                                                                                       237          1,800      2,037
                                                                                                  ----------------------------------
                                    Automotive - 0.2%
              1,200       1,200       Delphi Automotive Systems Corporation,
                                        6.125% 05/01/04                                                             1,145      1,145
                                                                                                  ----------------------------------
                                    Beverages - 0.2%
              1,035       1,035       Pepsi Bottling Holdings, Inc.,
                                        5.375% 02/17/04                                                               987        987
                                                                                                  ----------------------------------

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited) (continued)
                                                         September 30, 2000


 Nations     Nations
 Balanced     Asset                                                                                Nations      Nations
  Assets    Allocation  Combined Pro                                                              Balanced       Asset      Combined
   Fund        Fund        Forma                                                                   Assets      Allocation      Pro
Principal   Principal    Principal                                                                  Fund          Fund        Forma
  amount      amount       amount                                                                   Value        Value        Value
  (000)       (000)        (000)                      Description                                   (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Corporate bonds and notes - (continued)
                                    Broadcasting and cable - 1.2%
$     -     $ 1,150     $ 1,150       British Sky Broadcasting Group plc,
                                        6.875% 02/23/09                                           $      -     $      998   $    998
    500       1,750       2,250       Clear Channel Communications, Inc.,
                                        7.875% 06/15/05                                                510          1,785      2,295
              1,200       1,200       Cox Radio, Inc.,
                                        6.250% 05/15/03                                                             1,172      1,172
    520                     520       Time Warner Inc.,
                                        8.110% 08/15/06                                                542                       542
              1,500       1,500       USA Networks, Inc.,
                                        6.750% 11/15/05                                                             1,459      1,459
                                                                                                  ----------------------------------
                                                                                                     1,052          5,414      6,466
                                                                                                  ----------------------------------

                                    Chemicals - Specialty - 0.3%
    325                     325       Equistar Chemicals, L.P.,
                                        8.500% 02/15/04                                                323                       323
              1,500       1,500       Praxair, Inc.,
                                        6.750% 03/01/03                                                             1,487      1,487
                                                                                                  ----------------------------------
                                                                                                       323          1,487      1,810
                                                                                                  ----------------------------------

                                    Commercial banking - 0.8%
              1,425       1,425       Chase Manhattan Corporation,
                                        5.750% 04/15/04                                                             1,369      1,369
    500                     500       FCB/NC Capital Trust I, Gtd. Notes,
                                        8.050% 03/01/28                                                416                       416
              1,600       1,600       First Union Corporation,
                                        7.550% 08/18/05                                                             1,620      1,620
    750                     750       Popular, Inc., MTN,
                                        6.375% 09/15/03                                                736                       736
    250                     250       Union Planters Capital Trust,
                                        8.200% 12/15/26                                                214                       214
                                                                                                  ----------------------------------
                                                                                                     1,366          2,989      4,355
                                                                                                  ----------------------------------

                                    Commercial services - 0.6%
    450       1,650       2,100       Comdisco, Inc.,
                                        9.500% 08/15/03                                                453          1,662      2,115
    650                     650       Service Corporation International,
                                        6.000% 12/15/05                                                369                       369
    500         260         760       Xerox Capital Trust I, Gtd. Notes,
                                        8.000% 02/01/27                                                357            186        543
                                                                                                  ----------------------------------
                                                                                                     1,179          1,848      3,027
                                                                                                  ----------------------------------
                                    Computer services - 0.1%
    350                     350       Computer Sciences Corporation,
                                        7.500% 08/08/05                                                354                       354
                                                                                                  ----------------------------------

                                    Computers and office equipment - 0.3%
    350       1,200       1,550       Compaq Computer Corporation,
                                        7.450% 08/01/02                                                351          1,205      1,556
                                                                                                  ----------------------------------

                                    Conglomerates - 0.2%
    250       1,000       1,250       USA Waste Services Inc.,
                                        7.000% 07/15/28                                                205            819      1,024
    250                     250       Waste Management, Inc.,
                                        6.125% 07/15/01                                                244                       244
                                                                                                  ----------------------------------
                                                                                                       449            819      1,268
                                                                                                  ----------------------------------

                                    Consumer credit and mortgages - 0.3%
              1,725       1,725       Capital One Bank,
                                        8.250% 06/15/05                                                             1,751      1,751
                                                                                                  ----------------------------------

                                    Diversified manufacturing - 0.3%
                                      Tyco International Group SA:
    500                     500         6.375% 06/15/05                                                486                       486
              1,200       1,200         7.000% 06/15/28                                                             1,059      1,059
                                                                                                  ----------------------------------
                                                                                                       486          1,059      1,545
                                                                                                  ----------------------------------

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited) (continued)
                                                         September 30, 2000


 Nations     Nations
 Balanced     Asset                                                                                Nations      Nations
  Assets    Allocation  Combined Pro                                                              Balanced       Asset      Combined
   Fund        Fund        Forma                                                                   Assets      Allocation      Pro
Principal   Principal    Principal                                                                  Fund          Fund        Forma
  amount      amount       amount                                                                   Value        Value        Value
  (000)       (000)        (000)                      Description                                   (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Corporate bonds and notes - (continued)
                                    Electric power - Non nuclear - 0.3%
$     -     $ 1,300     $ 1,300       Consumers Energy Company,
                                        6.200% 05/01/03                                           $      -     $    1,237   $  1,237
                135         135       SCANA Corporation,
                                        6.050% 01/13/03                                                               132        132
                                                                                                  ----------------------------------
                                                                                                                    1,369      1,369
                                                                                                  ----------------------------------

                                    Energy - Miscellaneous - 0.6%
    180         800         980       PDV America Inc., Gtd. Sr. Notes,
                                        7.875% 08/01/03                                                173            768        941
    500       1,650       2,150       USX Corporation,
                                        6.650% 02/01/06                                                484          1,599      2,083
                                                                                                  ----------------------------------
                                                                                                       657          2,367      3,024
                                                                                                  ----------------------------------

                                    Finance - Miscellaneous - 3.4%
    500       1,400       1,900       Case Credit Corporation,
                                        6.125% 02/15/03                                                463          1,295      1,758
              1,800       1,800       Caterpillar Financial Services Corporation,
                                        6.875% 08/01/04                                                             1,780      1,780
    200                     200       CIT Group, Inc.,
                                        7.375% 03/15/03                                                200                       200
              1,050       1,050       Crown Cork & Seal Financial plc,
                                        6.750% 12/15/03                                                               940        940
    500                     500       ERAC USA Finance Company,
                                        6.625% 02/15/05                                                478                       478
    500       1,695       2,195       Finova Capital Corporation,
                                        7.250% 11/08/04                                                377          1,277      1,654
              1,500       1,500       Ford Motor Credit Company,
                                        7.600% 08/01/05                                                             1,617      1,617
    500       1,060       1,560       General Motors Acceptance Corporation,
                                        6.150% 04/05/07                                                467            991      1,458
              1,680       1,680       Heller Financial, Inc.,
                                        6.000% 03/19/04                                                             1,617      1,617
              1,725       1,725       Household Finance Corporation,
                                        8.000% 05/09/05                                                             1,782      1,782
              1,200       1,200       Newcourt Credit Group Inc.,
                                        6.875% 02/16/05                                                             1,185      1,185
              1,250       1,250       Paine Webber Group, Inc.,
                                        6.375% 05/15/04                                                             1,220      1,220
              1,600       1,600       Washington Mutual, Inc.,
                                        7.500% 08/15/06                                                             1,603      1,603
                                                                                                  ----------------------------------
                                                                                                     1,985         15,307     17,292
                                                                                                  ----------------------------------

                                    Food and drug stores - 0.7%
              1,500       1,500       Nabisco Inc.,
                                        6.125% 02/01/33                                                             1,438      1,438
    500       1,700       2,200       Safeway Inc., Sr. Notes,
                                        7.250% 09/15/04                                                499          1,697      2,196
                                                                                                  ----------------------------------
                                                                                                       499          3,135      3,634
                                                                                                  ----------------------------------

                                    Health services - 0.1%
     60         215         275       HCA-The Healthcare Corporation,
                                        8.750% 09/01/10                                                 61            220        281
                                                                                                  ----------------------------------

                                    Heavy machinery - 0.3%
              1,500       1,500       Thermo Electron Corporation,
                                        7.625% 10/30/08                                                             1,428      1,428
                                                                                                  ----------------------------------

                                    Housing and furnishing - 0.3%
              1,350       1,350       Hanson Overseas B.V.,
                                        7.375% 01/15/03                                                             1,349      1,349
                                                                                                  ----------------------------------

                                    Insurance - 0.3%
              1,675       1,675       American General Finance Corporation,
                                        7.450% 01/15/05                                                             1,692      1,692
                                                                                                  ----------------------------------

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited) (continued)
                                                         September 30, 2000


 Nations     Nations
 Balanced     Asset                                                                                Nations      Nations
  Assets    Allocation  Combined Pro                                                              Balanced       Asset      Combined
   Fund        Fund        Forma                                                                   Assets      Allocation      Pro
Principal   Principal    Principal                                                                  Fund          Fund        Forma
  amount      amount       amount                                                                   Value        Value        Value
  (000)       (000)        (000)                      Description                                   (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Corporate bonds and notes - (continued)
                                    Integrated oil - 0.3%
$     -     $ 1,500     $ 1,500       Occidental Petroleum Corporation, Sr. Notes,
                                        7.650% 02/15/06                                           $      -     $    1,520   $  1,520
                                                                                                  ----------------------------------
                                    Investment services - 1.6%
    500                     500       Aristar, Inc.,
                                        8.250% 06/15/05                                                518                       518
    500       1,650       2,150       Bear Stearns Companies, Inc.,
                                        7.800% 08/15/07                                                506          1,670      2,176
    480                     480       Donaldson Lufkin and Jenrette,
                                        5.875% 04/01/02                                                472                       472
    500                     500       Goldman Sachs Group, LP,
                                        6.625% 12/01/04                                                492                       492
              1,300       1,300       Lehman Brothers Holdings Inc.,
                                        6.625% 04/01/04                                                             1,274      1,274
              1,500       1,500       MCN Investment Corporation,
                                        6.890% 01/16/02                                                             1,492      1,492
    500                     500       Morgan Stanley Dean Witter and Company,
                                        7.750% 06/15/05                                                515                       515
              1,300       1,300       Salomon Smith Barney Holdings, Inc.,
                                        6.250% 05/15/03                                                             1,280      1,280
                                                                                                  ----------------------------------
                                                                                                     2,503          5,716      8,219
                                                                                                  ----------------------------------
                                    Metals and mining - 0.1%
    385                     385       Alcoa, Inc.,
                                        7.375% 08/01/10                                                388                       388
                                                                                                  ----------------------------------
                                    Natural gas pipelines - 0.8%
    500       1,815       2,315       KN Energy, Inc.,
                                        6.450% 03/01/03                                                491          1,782      2,273
              1,700       1,700       Williams Companies, Inc.,
                                        6.500% 08/01/06                                                             1,631      1,631
                                                                                                  ----------------------------------
                                                                                                       491          3,413      3,904
                                                                                                  ----------------------------------
                                    Pharmaceuticals - 0.3%
              1,500       1,500       Pharmacia Corporation,
                                        6.600% 12/01/28                                                             1,335      1,335
                                                                                                  ----------------------------------
                                    Telecommunications services - 0.7%
              1,650       1,650       AirTouch Communications, Inc.,
                                        6.350% 06/01/05                                                             1,598      1,598
              1,400       1,400       MCI Worldcom, Inc.,
                                        6.400% 08/15/05                                                             1,363      1,363
    500          75         575       Sprint Capital Corporation,
                                        6.875% 11/15/28                                                432             65        497
                                                                                                  ----------------------------------
                                                                                                       432          3,026      3,458
                                                                                                  ----------------------------------
                                    Total corporate bonds and notes
                                    (Cost $13,343 and $63,290, respectively)                        12,813         62,381     75,194
                                                                                                  ----------------------------------
                                    Foreign bonds and notes - 1.0%
              2,275       2,275       AT&T Canada Inc.,
                                        8.680% 06/15/08                                                             1,855      1,855
    395                     395       AT &T Canada Inc., Sr. Notes,
                                        7.650% 09/15/06                                                399                       399
              1,000       1,000       Banco Latinoamericano,
                                        7.200% 05/28/02                                                               983        983
    500                     500       Corp Andina De Fomento,
                                        8.875% 06/01/05                                                522                       522
              1,463       1,463       Pemex Finance Ltd.,
                                        5.720% 11/15/03                                                             1,429      1,429
                 70          70       Tyco International Group SA,
                                        6.875% 01/15/29                                                                61         61
                                                                                                  ----------------------------------
                                    Total foreign bonds and notes
                                    (Cost $892 and $4,403, respectively)                               921          4,328      5,249
                                                                                                  ----------------------------------

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited) (continued)
                                                         September 30, 2000


 Nations     Nations
 Balanced     Asset                                                                                Nations      Nations
  Assets    Allocation  Combined Pro                                                              Balanced       Asset      Combined
   Fund        Fund        Forma                                                                   Assets      Allocation      Pro
Principal   Principal    Principal                                                                  Fund          Fund        Forma
  amount      amount       amount                                                                   Value        Value        Value
  (000)       (000)        (000)                      Description                                   (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Mortgage-backed securities - 20.2%
                                    Commercial mortgage-backed securities - 8.0%
  $  -        $ 750      $ 750        Commercial Mortgage Acceptance Corporation,
                                      Series 1999-C1, Class A2,
                                        7.030% 05/15/09                                               $ -           $ 743      $ 743
              1,239       1,239       Criimi Mae CMBS Corporation, Series 1998-1,
                                      Class A1,
                                        5.697% 10/20/01                                                             1,217      1,217
              1,880       1,880       CS First Boston Mortgage Securities Corporation,
                                      Series 1998-C1, Class A1B,
                                        6.480% 05/17/08                                                             1,806      1,806
              2,735       2,735       DLJ Commercial Mortgage Corporation, Series
                                      1998-CG1, Class A1B,
                                        6.410% 05/10/08                                                             2,623      2,623
    750       2,600       3,350       DLJ Commercial Mortgage Corporation, Series
                                      1999-CG1, Class A1B,
                                        6.460% 01/10/09                                                719          2,493      3,212
    750                     750       DLJ Commercial Mortgage Corporation, Series
                                      1999-CG2, Class A1B,
                                        7.300% 06/10/09                                                756                       756
    750                     750       DLJ Commercial Mortgage Corporation, Series
                                      1999-CG3, Class A1B,
                                        7.340% 09/10/09                                                752                       752
              1,000       1,000       DLJ Commercial Mortgage Corporation, Series
                                      2000-CF1, Class A1B,
                                        7.620% 05/10/10                                                             1,027      1,027
    750       2,300       3,050       First Union National Bank Commercial Mortgage,
                                      Series 1999-C4, Class A2,
                                        7.390% 11/15/09                                                761          2,333      3,094
    440                     440       First Union-Chase Commercial Mortgage, Series
                                      1999-C2, Class A2,
                                        6.645% 04/15/09                                                428                       428
    750       2,650       3,400       GMAC Commercial Mortgage Securities Inc.,
                                      Series 1999-C1, Class A2,
                                        6.175% 05/15/33                                                704          2,485      3,189
              2,600       2,600       GMAC Commercial Mortgage Securities Inc.,
                                      Series 1999-C2, Class A2,
                                        6.945% 09/15/33                                                             2,561      2,561
    800                     800       Heller Financial Commercial Mortgage Asset
                                      Corporation, Series 2000-PH1,
                                        Class A2,
                                        7.750% 11/15/09                                                828                       828
              6,596       6,596       JP Morgan Commercial Mortgage Finance Corporation,
                                      Series 1997-C4,
                                        Class X, Interest only,
                                        1.290% 12/26/28                                                               364        364
              2,750       2,750       Mortgage Capital Funding, Inc., Series 1998-MC2,
                                      Class A2,
                                        6.423% 05/18/08                                                             2,629      2,629
              2,050       2,050       Nomura Asset Securities Corporation, Series
                                      1998-D6, Class A1B,
                                        6.590% 03/17/28                                                             1,990      1,990
              2,000       2,000       PNC Mortgage Acceptance Corporation, Series
                                      1999-CM1, Class A1B,
                                        7.330% 10/10/09                                                             2,018      2,018
    800       1,750       2,550       Prudential Securities Secured Financing
                                      Corporation, Series 1999-C2, Class A2,
                                        7.193% 04/15/09                                                802          1,753      2,555
              2,715       2,715       Prudential Securities Secured Financing
                                      Corporation, Series 1999-NRF1,
                                        Class A2,
                                        6.480% 01/15/09                                                             2,601      2,601
    760       1,715       2,475       Salomon Brothers Mortgage Securities, Series
                                      2000-C1, Class A2,
                                        7.520% 12/18/09                                                775          1,748      2,523
              1,600       1,600       Salomon Brothers Mortgage Securities, Series
                                      2000-C2, Class A2,
                                        7.455% 04/18/10                                                             1,623      1,623
    702         168         870       Salomon Brothers Mortgage Securities, Series
                                      2000-NL1, Class A1,
                                        6.601% 04/15/08                                                687            165        852
             42,911      42,911       Vendee Mortgage Trust, Series 1998-1, Class 2, IO,
                                        .453% 09/15/27                                                                748        748
             46,495      46,495       Vendee Mortgage Trust, Series 1998-3, Class 1, IO,
                                        .314% 03/15/29                                                                608        608
                                                                                                  ----------------------------------
                                                                                                     7,212         33,535     40,747
                                                                                                  ----------------------------------

                                    Federal Home Loan Mortgage Corporation (FHLMC) Certificates - 1.8%
                 64          64       8.000% 01/01/04                                                                  65         65
                400         400       6.500% 04/01/09                                                   -             397        397
              1,554       1,554       6.500% 07/01/10                                                               1,533      1,533
     70                      70       8.000% 07/01/10                                                   71                        71
              2,909       2,909       6.500% 06/01/14                                                               2,853      2,853
                  7           7       10.500% 04/01/19                                                                  8          8
    827                     827       8.000% 09/01/25                                                  841                       841
              3,070       3,070       7.000% 10/01/29                                                               3,006      3,006
    438                     438       8.000% 06/01/30                                                  444                       444
                                                                                                  ----------------------------------
                                                                                                     1,356          7,862      9,218
                                                                                                  ----------------------------------

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited) (continued)
                                                         September 30, 2000


 Nations     Nations
 Balanced     Asset                                                                                Nations      Nations
  Assets    Allocation  Combined Pro                                                              Balanced       Asset      Combined
   Fund        Fund        Forma                                                                   Assets      Allocation      Pro
Principal   Principal    Principal                                                                  Fund          Fund        Forma
  amount      amount       amount                                                                   Value        Value        Value
  (000)       (000)        (000)                      Description                                   (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Mortgage-backed securities - (continued)
                                    Federal Housing Authority (FHA) Certificates - 0.4%
$    -        $ 275       $ 275       7.000% 01/15/27                                                 $ -           $ 271      $ 271
                593         593       6.750% 01/01/40                                                                 558        558
                419         419       7.000% 01/01/40                                                                 400        400
                287         287       6.850% 02/01/40                                                                 271        271
                640         640       6.530% 10/01/40                                                                 592        592
                                                                                                  ----------------------------------
                                                                                                                    2,092      2,092
                                                                                                  ----------------------------------

                                    Federal National Mortgage Association (FNMA) Certificates - 8.1%
                191         191       6.500% 01/01/06                                                                 188        188
  1,130                   1,130       6.500% 08/01/10                                                1,117                     1,117
                174         174       6.500% 10/01/10                                                                 172        172
    536                     536       8.500% 08/01/11                                                  552                       552
                440         440       7.500% 10/01/11                                                                 444        444
              1,974       1,974       6.500% 02/01/13                                                               1,941      1,941
    828                     828       6.500% 03/01/15                                                  812                       812
                430         430       10.000% 09/01/18                                                                460        460
    286                     286       7.000% 01/25/21                                                  282                       282
              5,081       5,081       6.500% 12/01/27                                                               4,883      4,883
              2,574       2,574       7.000% 05/01/28                                                               2,524      2,524
              2,459       2,459       7.000% 08/01/28                                                               2,415      2,415
                180         180       6.000% 02/01/29                                                                 168        168
                691         691       6.500% 02/01/29                                                                 663        663
  3,512                   3,512       6.500% 07/01/29                                                3,379                     3,379
  2,627                   2,627       7.000% 07/01/29                                                2,575                     2,575
              3,174       3,174       7.000% 10/01/29                                                               3,110      3,110
              6,493       6,493       8.000% 11/01/29                                                               6,583      6,583
  1,427       7,794       9,221       6.500% 05/01/30                                                1,371          7,487      8,858
                529         529       7.354% 08/01/36                                                                 544        544
                                                                                                  ----------------------------------
                                                                                                    10,088         31,582     41,670
                                                                                                  ----------------------------------

                                    Government National Mortgage Association (GNMA) Certificates - 1.6%
                802         802       6.750% 09/15/01                                                                 759        759
                410         410       6.600% 11/15/01                                                                 383        383
                 15          15       10.000% 02/15/16                                                                 16         16
                124         124       9.000% 10/15/19                                                                 129        129
                 97          97       9.000% 11/15/19                                                                 101        101
                468         468       9.000% 12/15/19                                                                 489        489
                151         151       9.000% 01/15/20                                                                 157        157
    464                     464       7.500% 12/15/23                                                  467                       467
              1,934       1,934       8.000% 07/15/27                                                               1,969      1,969
                336         336       8.000% 09/15/27                                                                 343        343
                192         192       7.000% 11/15/27                                                                 189        189
                 90          90       8.000% 04/15/28                                                                  91         91
              2,592       2,592       8.000% 06/15/28                                                               2,639      2,639
                305         305       6.550% 03/15/40                                                                 285        285
                                                                                                  ----------------------------------
                                                                                                       467          7,550      8,017
                                                                                                  ----------------------------------


                                    Government National Mortgage Association II (GNMA) Certificates - 0.3%
                494         494       6.650% 01/15/34                                                                 469        469
              1,193       1,193       7.375% 10/15/34                                                               1,187      1,187
                                                                                                  ----------------------------------
                                                                                                                    1,656      1,656
                                                                                                  ----------------------------------

                                    Total mortgage-backed securities
                                    (Cost $18,922 and $85,189, respectively)                        19,123         84,277    103,400
                                                                                                  ----------------------------------
                                    U.S. Treasury obligations - 1.4%
                                    U.S. Treasury strips - 1.4%
              1,250       1,250       Interest only 05/15/20                                                          381        381
  3,720      14,885      18,605       Principal only 11/15/21                                        1,038          4,154      5,192
    490                     490       Principal only 08/15/26                                          106                       106
    610       6,000       6,610       Principal only 02/15/27                                          128          1,259      1,387
                                                                                                  ----------------------------------
                                    Total U.S. Treasury obligations
                                   (Cost $1,188 and $5,483, respectively)                            1,272          5,794      7,066
                                                                                                  ----------------------------------

                                     Nations Balanced Assets Fund/Nations Asset Allocation Fund
                                 Pro Forma Combining Schedule of Investments (unaudited) (continued)
                                                         September 30, 2000

                                                                                                   Nations      Nations
 Nations     Nations                                                                              Balanced       Asset      Combined
 Balanced     Asset                                                                                Assets      Allocation      Pro
  Assets    Allocation  Combined Pro                                                                Fund          Fund        Forma
   Fund        Fund        Forma                                                                    Value        Value        Value
  Shares      Shares      Shares                       Description                                  (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
                                    Investment companies - 0.4%
                                    (Cost $1,913 and $11, respectively)
1,913,000     11,000    1,924,000     Nations Cash Reserves#                                       $ 1,913           $ 11    $ 1,924
                                                                                                  ----------------------------------

                                    Total investments - 100.0%
                                      (Cost $85,721 and $356,206, respectively)                   $ 91,362      $ 420,326   $511,688
                                                                                                  ----------------------------------

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

           Nations Balanced Assets Fund / Nations Asset AllocationFund
             Pro Forma Combining Statement of Net Assets (unaudited)
                               September 30, 2000

                                                    Nations Balanced   Nations Asset    Adjustments to       Pro Forma
                                                      Assests Fund    Allocation Fund     Pro Forma           Combined
                                                        (in 000's)      (in 000's)        (in 000's)         (in 000's)
                                                   ----------------------------------------------------    --------------
Total Investments                                   $      91,362   $     420,326      $         -          $     511,688

Other Assets and Liabilities:
Receivable for investment securities sold                   7,168           2,140                                   9,308
Receivable for Fund shares sold                                -              415                                     415
Dividends receivable                                           86             205                                     291
Interest receivable                                           346           1,585                                   1,931
Receivable for variation margin                                -               36                                      36
Variation margin/due to broker                                 -              (28)                                    (28)
Collateral for securities loaned                             (206)             -                                     (206)
Payable for Fund shares redeemed                             (164)           (709)                                   (873)
Investment advisory fee payable                               (29)           (228)                                   (257)
Administration fee payable                                    (17)            (81)                                    (98)
Shareholder servicing and distribution
   fees payable                                               (40)           (162)                                   (202)
Due to custodian                                              (31)            (98)                                   (129)
Payable for investment securities purchased                (7,890)         (2,373)                                (10,263)
Accrued Trustees' fees and expenses                           (33)            (16)                                    (49)
Accrued expenses and other liabilities                        (42)           (115)                                   (157)
                                                   ------------------------------------------------        --------------
Total Other Assets and Liabilities                           (852)            571                -                   (281)
                                                   ------------------------------------------------        --------------
Net Assets                                          $      90,510   $     420,897      $         -          $     511,407
                                                   ================================================        ==============

Net Assets by Class:
Primary A                                           $  34,074,802   $  17,934,129      $         -          $  52,008,931
Investor A                                             10,069,608     277,103,861                -            287,173,469
Investor B                                             45,489,368     123,134,728                -            168,624,096
Investor C                                                876,088       2,723,922                -              3,600,010
                                                   ------------------------------------------------        --------------
                                                    $  90,509,866   $ 420,896,640      $         -          $ 511,406,506
                                                   ------------------------------------------------        --------------

Shares Outstanding by Class:
Primary A                                               3,334,901         754,634        (1,901,380) (a)        2,188,155
Investor A                                                986,444      11,663,078          (562,639) (a)       12,086,883
Investor B                                              4,464,564       5,207,504        (2,541,123) (a)        7,130,945
Investor C                                                 86,290         115,060           (49,277) (a)          152,073
                                                   ------------------------------------------------        --------------
                                                        8,872,199      17,740,276        (5,054,419)           21,558,056
                                                   ------------------------------------------------        --------------
Net Asset Value per Share by Class:
Primary A                                           $       10.22   $       23.77      $         -          $       23.77
Investor A                                          $       10.21   $       23.76      $         -          $       23.76
Investor B                                          $       10.19   $       23.65      $         -          $       23.65
Investor C                                          $       10.15   $       23.67      $         -          $       23.67

(a) Reflects the issuance of Nations Asset Allocation Fund shares to holders of shares of Nations Balanced Assets Fund.

                   See Notes to Pro Forma Financial Statements

          Nations Balanced Assets Fund / Nations Asset Allocation Fund
             Pro Forma Combining Statement of Operations (unaudited)
                  Twelve Month Period Ending September 30, 2000

                                                    Nations Balanced   Nations Asset    Adjustments to       Pro Forma
                                                      Assests Fund    Allocation Fund     Pro Forma           Combined
                                                        (in 000's)      (in 000's)        (in 000's)         (in 000's)
                                                   ----------------------------------------------------    --------------
Investment Income:
Interest                                            $       3,446   $       4,790       $        -          $       8,236
Dividends (net of foreign withholding taxes
   of $3 and $14, respectively)                             1,112           9,371                -                 10,483
Securities lending                                              7              -                 -                      7
                                                   ------------------------------------------------        --------------
Total Investment Income                                     4,565          14,161                -                 18,726
                                                   ------------------------------------------------        --------------
Expenses:
Investment advisory fee                                       680           2,778                -                  3,458
Administration fee                                            241             903                -                  1,144
Transfer agent fee                                             40             130                -                    170
Custodian fees                                                 16              48                -                     64
Legal and audit fees                                           81              95               (81)(a)                95
Registration and filing fees                                   38             126               (38)(a)               126
Trustees' fees and expenses                                    19              20               (19)(a)                20
Interest expense                                                1               1                -                      2
Printing expense                                               50              81                -                    131
Other                                                          88             107               (88)(a)               107
                                                   ------------------------------------------------        --------------
  Subtotal                                                  1,254           4,289              (226)                5,317
                                                   ------------------------------------------------        --------------
Shareholder servicing and distribution fees:

Investor A Shares                                              31             340                -                    371
Investor B Shares                                             545           1,182                -                  1,727
Investor C Shares                                              12              31                -                     43
Seafirst Shares                                                -              360              (360)(b)                -
                                                   ------------------------------------------------        --------------
  Total expenses                                            1,842           6,202              (586)                7,458
                                                   ------------------------------------------------        --------------

Fees waived by investment advisor, administrator
   and/or distributor                                        (272)           (621)              893 (c)                -
Fees reduced by credits allowed by the custodian                -              (7)                -                   (7)
                                                   ------------------------------------------------        --------------
   Net Expenses                                             1,570           5,574               307                 7,451
                                                   ------------------------------------------------        --------------

Net Investment Income                                       2,995           8,587              (307)               11,275
                                                   ------------------------------------------------        --------------
Net Realized And Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from:
   Security transactions                                    2,504          24,409                                  26,913
   Futures contracts                                           -              (20)                                    (20)
                                                   ------------------------------------------------        --------------
Net realized gain/(loss) on investments                     2,504          24,389                                  26,893
                                                   ------------------------------------------------        --------------
Change in unrealized appreciation/
  (depreciation) of:
  Securities                                               (1,821)          8,617                                   6,796
  Futures contracts                                            -             (185)                                   (185)
                                                   ------------------------------------------------        --------------
  Net change in unrealized appreciation/
   (depreciation) of investments                           (1,821)          8,432                                   6,611
                                                   ------------------------------------------------        --------------
Net realized and unrealized gain/(loss)
  on investments                                              683          32,821                                  33,504
                                                   ------------------------------------------------        --------------
Net Increase/(Decrease) in Net Assets Resulting
  From Operations                                   $       3,678   $      41,408             ($307)        $      44,779
                                                   ================================================        ==============

Legend:
(a) Adjustment reflects expected savings when the two funds become one.
(b) Seafirst Shares converted into Investor A Shares on June 23, 2000.
(c) Adjustment for inapplicability of expense cap.

See Notes to Pro Forma Financial Statements

                          Nations Balanced Assets Fund
                          Nations Asset Allocation Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)

1.  Basis of Combination

Nations Fund Trust (the "Trust"), Nations Reserves ("Reserves") and Nations Funds Trust ("Funds Trust") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. As of September 30, 2000, the Trust offered thirty-four separate portfolios, Reserves offered sixteen separate portfolios and Funds Trust offered five separate portfolios. The unaudited Pro Forma Combining Statement of Net Assets assumes the exchange described in the next paragraph occurred as of September 30, 2000 and the unaudited Pro Forma Combining Statement of Operations for the year ended September 30, 2000 assumes the exchange occurred as of October 1, 1999. These statements have been derived from books and records utilized in calculating daily net asset value of each fund at September 30, 2000 and for the twelve month period then ended.

The pro forma statements give effect to the proposed agreement and plan of reorganization between the Trust, on behalf of Nations Balanced Assets Fund, Reserves, on behalf of Nations Asset Allocation Fund and Funds Trust, on behalf of a newly created shell fund (the "Acquiring Fund"). The Agreement provides for the transfer of the assets and stated liabilities of Nations Balanced Assets Fund and Nations Asset Allocation Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of the Acquiring Fund. Under generally accepted accounting principles, the market value of investment securities of Nations Balanced Assets Fund and Nations Asset Allocation Fund will be carried forward as the cost basis to the Acquiring Fund and the results of operations of Nations Balanced Assets Fund and Nations Asset Allocation Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization, which are not considered to be material.

These financial statements present the reorganization of Nations Balanced Assets Fund and Nations Asset Allocation Fund into a newly created shell fund of Funds Trust. It is possible that one or both of Nations Balanced Assets Fund and Nations Asset Allocation Fund will not approve the reorganization. The pro forma presentation is not shown for either of these scenarios because each such scenario would result in a shell transaction only, and the pro forma presentation would be identical to the existing historical financial information of that fund.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

2.  Pro Forma Operations

Pro forma operating expenses include the actual expenses of each fund and the combined fund, with certain expenses adjusted to reflect the expected expenses of the combined entity.

      Nations U. S. Government Bond Fund/Nations Government Securities Fund
             Pro Forma Combining Schedule of Investments (unaudited)
                               September 30, 2000

   Nations         Nations
U.S. Government   Government                                                              Nations           Nations
    Bond          Securities Combined Pro                                             U.S. Government      Government
    Fund            Fund       Forma                                                        Bond          Securities    Combined Pro
  Principal       Principal   Principal                                                     Fund             Fund          Forma
   amount          amount      amount                                                       Value            Value         Value
   (000)           (000)       (000)                   Description                          (000)            (000)         (000)
------------------------------------------------------------------------------------------------------------------------------------
                                            Asset-backed securities - 0.4%
                                             (Cost $1,308)
      $ -      $   1,308    $ 1,308           Export Funding Trust, Series 1995-A, Class A,
                                              8.210% 12/29/06                               $   -           $ 1,363          $ 1,363
                                                                                          ------------------------------------------
                                            Mortgage-backed securities - 86.0%
                                            Commercial mortgage-backed securities - 10.6%
     1,265                    1,265           Chase Manhattan Bank - First Union
                                              National, Series 1999-1, Class A2,
                                                 7.439% 07/15/09                             1,287                             1,287
     1,225                    1,225           Commercial Mortgage Acceptance
                                              Corporation, Series 1999-C1, Class A2,
                                                7.030% 05/15/09                              1,213                             1,213
     1,200         3,900      5,100           Commercial Mortgage Asset Trust,
                                              Series 1999-C1, Class  A3,
                                                6.640% 09/17/10                              1,157            3,759            4,916
                     725        725           DLJ Commercial Mortgage Corporation,
                                              Series 1998-CG1, Class A1B,
                                                6.410% 05/10/08                                                 695              695
                   3,820      3,820           DLJ Commercial Mortgage Corporation,
                                              Series 1999-CG3, Class A1B,
                                                7.340% 09/10/09                                               3,833            3,833
     1,265         3,820      5,085           First Union National Bank Commercial
                                              Mortgage, Series 1999-C4, Class A2,
                                                7.390% 11/15/09                              1,283            3,875            5,158
                     650        650           Mortgage Capital Funding, Inc.,
                                              Series 1998-MC2, Class A2,
                                                6.423% 05/18/08                                                 621              621
     1,225         3,800      5,025           PNC Mortgage Acceptance Corporation,
                                              Series 1999-CM1, Class A1B,
                                                7.330% 10/10/09                              1,236            3,835            5,071
     1,200                    1,200           PNC Mortgage Acceptance Corporation,
                                              Series 2000-C1, Class A2,
                                                7.610% 02/15/10                              1,231                             1,231
                   3,900      3,900           Prudential Securities Secured Financing
                                              Corporation, Series 1999-C2,  Class A2,
                                                7.193% 04/15/09                                               3,908            3,908
     1,265                    1,265           Prudential Securities Secured Financing
                                              Corporation, Series 1999-NRF1,  Class A2,
                                                6.480% 01/15/09                              1,212                             1,212
     1,265                    1,265           Salomon Brothers Mortgage Securities,
                                              Series 2000-C2, Class A2,
                                                7.455% 04/18/10                              1,283                             1,283
                  45,095     45,095           Vendee Mortgage Trust, Series 1998-1,
                                              Class 2, IO,
                                                .453% 09/15/27                                                  786              786
                  41,572     41,572           Vendee Mortgage Trust, Series
                                              1998-3, Class 1, IO,
                                                .314% 03/15/29                                                  543              543
                                                                                          ------------------------------------------
                                                                                             9,902           21,855           31,757
                                                                                          ------------------------------------------

                                            Federal Home Loan Mortgage Corporation (FHLMC) Certificates - 36.7%
                     607        607           10.000% 07/01/01 - 09/01/18                                       634              634
                   1,810      1,810           8.500% 09/01/01 - 09/01/20                                      1,848            1,848
                     435        435           9.000% 02/01/02 - 12/01/16                                        445              445
       925        42,000     42,925           6.250% 10/15/02 - 07/15/04                       920           41,663           42,583
     5,975                    5,975           5.750% 07/15/03                                5,857                             5,857
                     308        308           8.000% 08/01/07 - 05/01/17                                        312              312
                      29         29           7.500% 08/01/08                                                    29               29
                  29,011     29,011           6.500% 01/01/09 - 09/15/25                                     27,909           27,909
                   1,000      1,000           6.625% 09/15/09                                                   988              988
     4,992         5,347     10,339           6.000% 09/01/13                                4,817            5,159            9,976
                   1,381      1,381           9.500% 04/01/18 - 01/01/29                                      1,432            1,432
                     358        358           7.000% 05/01/29 - 08/01/29                                        351              351
    17,450                   17,450           6.500% 08/01/30                               16,748                            16,748
                                                                                          ------------------------------------------
                                                                                            28,342           80,770          109,112
                                                                                          ------------------------------------------

                                            Federal National Mortgage Association (FNMA) Certificates - 29.0%
                     255        255           8.500% 11/01/01 - 07/01/21                                        261              261
                     236        236           7.000% 07/01/03                                                   235              235
                   5,600      5,600           5.625% 05/14/04                                                 5,430            5,430
                  10,091     10,091           8.000% 04/01/06 - 11/01/29                                     10,229           10,229
                   1,849      1,849           10.000% 10/01/06 - 04/01/20                                     1,906            1,906
                   2,444      2,444           6.135% 08/01/08                                                 2,342            2,342
                   8,290      8,290           7.500% 08/01/08 - 02/01/15                                      8,354            8,354
                      61         61           8.250% 04/01/09                                                    63               63
       474        19,946     20,420           6.000% 05/01/13 - 06/01/29                       457           18,720           19,177
     1,750                    1,750           7.500% 02/01/15                                1,763                             1,763
                   6,733      6,733           6.565% 07/01/16                                                 6,495            6,495
                     814        814           9.000% 12/01/16 - 09/01/24                                        840              840
                   6,386      6,386           9.500% 04/01/20 - 08/01/21                                      6,626            6,626

      Nations U. S. Government Bond Fund/Nations Government Securities Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                               September 30, 2000

   Nations         Nations
U.S. Government   Government                                                              Nations           Nations
    Bond          Securities Combined Pro                                             U.S. Government      Government
    Fund            Fund       Forma                                                        Bond          Securities    Combined Pro
  Principal       Principal   Principal                                                     Fund             Fund          Forma
   amount          amount      amount                                                       Value            Value         Value
   (000)           (000)       (000)                   Description                          (000)            (000)         (000)
------------------------------------------------------------------------------------------------------------------------------------
                                            Mortgage-backed securities - (continued)
                                            Federal National Mortgage Association (FNMA)
                                            Certificates - (continued)
    $  -         $ 1,748    $ 1,748           6.990% 06/01/23                               $   -           $ 1,720          $ 1,720
                   1,496      1,496           6.750% 03/18/28                                                 1,424            1,424
                   9,616      9,616           5.500% 02/01/29 - 03/01/29                                      8,724            8,724
                   4,855      4,855           6.500% 03/01/29                                                 4,663            4,663
     5,800                    5,800           8.000% 05/01/30                                5,876                             5,876
                     305        305           8.426% 08/01/36                                                   313              313
                                                                                         -------------------------------------------
                                                                                             8,096           78,345           86,441
                                                                                         -------------------------------------------

                                            Government National Mortgage Association (GNMA)
                                            Certificates - 9.7%
                     260        260           10.500% 10/15/00 - 04/15/21                                       282              282
                     240        240           10.000% 12/15/00 - 03/15/21                                       254              254
                       1          1           11.750% 12/15/00                                                    1                1
                     357        357           9.500% 02/20/01 - 04/20/06                                        364              364
                     546        546           9.000% 06/15/01 - 03/15/27                                        565              565
      3,979                   3,979           7.500% 09/15/07 - 04/15/29                     3,991                             3,991
                     259        259           7.000% 02/15/09 - 06/15/23                                        256              256
                   2,815      2,815           8.500% 10/15/09 - 02/20/29                                      2,897            2,897
                   9,812      9,812           6.000% 12/15/10 - 07/15/29                                      9,217            9,217
                      46         46           13.000% 1/15/11 - 04/15/11                                         50               50
                   3,348      3,348           8.000% 11/15/14 - 07/15/26                                      3,418            3,418
                      81         81           11.000% 11/15/15 - 10/20/20                                        87               87
                   5,191      5,191           7.500% 04/15/22 - 04/15/29                                      5,216            5,216
     2,350                    2,350           6.500% 04/15/29                                2,263                             2,263
       127                      127           8.000% 07/15/29                                  130                               130
                                                                                         -------------------------------------------
                                                                                             6,384           22,607           28,991
                                                                                         -------------------------------------------

                                            Total mortgage-backed securities
                                              (Cost $52,635 and $203,887, respectively)     52,724          203,577          256,301
                                                                                         -------------------------------------------

                                            U.S. government and agency obligations - 1.2%
                                              (Cost $3,925)
                                            Federal Home Loan Mortgage Corporation
                                            (FHLMC) - 1.2%
     4,005                     4,005          5.750% 04/15/08                                3,768                             3,768
                                                                                         -------------------------------------------

                                            U.S. Treasury obligations - 9.8%
                                            U.S. Treasury notes - 1.6%
                   4,900      4,900           5.500% 08/31/01                                                 4,865            4,865
                                                                                         -------------------------------------------

                                            U.S. Treasury strips - 8.2%
                   5,000      5,000           Interest only  02/15/10                                         2,859            2,859
                  16,625     16,625           Interest only  02/15/20                                         5,115            5,115
     2,570         5,300      7,870           Interest only  05/15/20                          782            1,613            2,395
                   1,750      1,750           Principal only  11/15/04                                        1,373            1,373
                   2,100      2,100           Principal only  05/15/20                                          640              640
                   1,500      1,500           Principal only  02/15/21                                          438              438
     9,525         8,500     18,025           Principal only  11/15/21                       2,659            2,372            5,031
     4,525        22,075     26,600           Principal only  02/15/27                         949            4,632            5,581
     1,700         2,300      4,000           Principal only  11/15/27                         343              463              806
                                                                                         -------------------------------------------
                                                                                             4,733           19,505           24,238
                                                                                         -------------------------------------------

                                            Total U.S. Treasury obligations
                                              (Cost $4,585 and $23,147, respectively)        4,733           24,370           29,103
                                                                                         -------------------------------------------

                                            Short term investments - 2.0%
                                              (Cost $5,877)
                                            Federal Home Loan Mortgage Corporation (FHLMC) Certificates - 2.0%
     5,890                    5,890           Discount note 10/13/00                         5,877                             5,877
                                                                                         -------------------------------------------

                                            Investment companies - 2.4%
                                              (Cost $5,794 and $1,289, respectively)
 5,794,000     1,289,000  7,083,000           Nations Cash Reserves#                         5,794            1,289            7,083
                                                                                         -------------------------------------------

                                            Total investments - 101.8%
                                              (Cost $72,816 and $229,631, respectively)   $ 72,896        $ 230,599        $ 303,495
                                                                                         -------------------------------------------

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

     Nations U.S. Government Bond Fund / Nations Government Securities Fund
             Pro Forma Combining Statement of Net Assets (unaudited)
                               September 30, 2000

                                                     Nations
                                                U.S. Govenrment    Nations Government   Adjustments to          Pro Forma
                                                   Bond Fund        Securities Fund       Pro Forma             Combined
                                                   (in 000's)          (in 000's)         (in 000's)            (in 000's)
                                               -----------------------------------------------------    -----------------
Total Investments                               $     72,896       $     230,599          $      -           $    303,495
Other Assets and Liabilities:
Cash                                                       1                  -                                         1
Receivable for investment securities sold                865               2,386                                    3,251
Receivable for Fund shares sold                          558                 149                                      707
Interest receivable                                      473               2,106                                    2,579
Collateral for securities loaned                          -                 (644)                                    (644)
Payable for Fund shares redeemed                        (913)             (2,742)                                  (3,655)
Investment advisory fee payable                          (23)                (76)                                     (99)
Administration fee payable                               (12)                (42)                                     (54)
Shareholder servicing and distribution
   fees payable                                           (8)                (32)                                     (40)
Distributions payable                                   (318)             (1,186)                                  (1,504)
Payable for investment securities purchased           (5,842)                 -                                    (5,842)
Accrued Directors' fees and expenses                     (21)                (26)                                     (47)
Accrued expenses and other liabilities                   (51)                (56)                                    (107)
                                                ---------------------------------------------------          ------------
Total Other Assets and Liabilities                    (5,291)               (163)                -                 (5,454)
                                                ---------------------------------------------------          ------------
Net Assets                                      $     67,605       $     230,436          $      -           $    298,041
                                                ===================================================          ============
Net Assets by Class:
Primary A                                       $ 55,630,974       $ 151,990,440          $      -           $207,621,414
Investor A                                         2,607,193          53,237,827                 -             55,845,020
Investor B                                         8,645,303          24,939,807                 -             33,585,110
Investor C                                           721,153             267,593                 -                988,746
                                                ---------------------------------------------------          ------------
                                                $ 67,604,623       $ 230,435,667          $      -           $298,040,290
                                                ---------------------------------------------------          ------------

Shares Outstanding by Class:
Primary A                                          5,746,515          16,035,375            121,731 (a)        21,903,621
Investor A                                           268,667           5,623,627              6,644 (a)         5,898,938
Investor B                                           893,173           2,631,264             18,779 (a)         3,543,216
Investor C                                            74,478              28,342              1,915 (a)           104,735
                                                ---------------------------------------------------          ------------
                                                   6,982,833          24,318,608            149,069            31,450,510
                                                ---------------------------------------------------          ------------

Net Asset Value per Share by Class:
Primary A                                       $       9.68       $        9.48          $      -           $       9.48
Investor A                                      $       9.70       $        9.47          $      -           $       9.47
Investor B                                      $       9.68       $        9.48          $      -           $       9.48
Investor C                                      $       9.68       $        9.44          $      -           $       9.44

(a) Reflects the issuance of Nations Government Securities Fund shares to holders of shares of Nations U.S. Government Bond Fund.

           See Notes to Pro Forma Financial Statements

     Nations U.S. Government Bond Fund / Nations Government Securities Fund
             Pro Forma Combining Statement of Operations (unaudited)
                  Twelve Month Period Ending September 30, 2000

                                                     Nations
                                                U.S. Govenrment    Nations Government   Adjustments to          Pro Forma
                                                   Bond Fund        Securities Fund       Pro Forma             Combined
                                                   (in 000's)          (in 000's)         (in 000's)            (in 000's)
                                                ---------------------------------------------------          ------------
Investment Income:
Interest                                        $      5,065       $      15,030          $      -           $     20,095
Securities lending                                        66                  42                 -                    108
                                                ---------------------------------------------------          ------------
Total Investment Income                                5,131              15,072                 -                 20,203
                                                ---------------------------------------------------          ------------
Expenses:
Investment advisory fee                                  405               1,039                 -                  1,444
Administration fee                                       178                 460                 -                    638
Transfer agent fee                                        32                  84                 -                    116
Custodian fees                                             9                  35                 (9)(a)                35
Legal and audit fees                                      95                  95                (95)(a)                95
Registration and filing fees                              22                  47                 (6)(a)                63
Directors' fees and expenses                              19                  20                (19)(a)                20
Printing expense                                          17                  23                 -                     40
Other                                                     62                  83                (62)(a)                83
                                                ---------------------------------------------------          ------------
  Subtotal                                               839               1,886               (191)                2,534
                                                ---------------------------------------------------          ------------

Shareholder servicing and distribution fees:
Investor A Shares                                          6                 147                 -                    153
Investor B Shares                                         82                 277                 -                    359
Investor C Shares                                         11                   2                 -                     13
                                                ---------------------------------------------------          ------------
  Total expenses                                         938               2,312               (191)                3,059
                                                ---------------------------------------------------          ------------

Fees waived by investment advisor, administrator
   and/or distributor                                    (80)               (222)              (145)(b)              (447)
Fees reduced by credits allowed by the custodian          (1)                 (3)                    -                 (4)
                                                ---------------------------------------------------          ------------
   Net Expenses                                          857               2,087               (336)                2,608
                                                ---------------------------------------------------          ------------

Net Investment Income                                  4,274              12,985                336                17,595
                                                ---------------------------------------------------          ------------

Net Realized And Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments               (3,713)             (5,022)                                  (8,735)
Net change in unrealized appreciation/
   (depreciation) of investments                       2,976               4,511                                    7,487
                                                ---------------------------------------------------          ------------
Net realized and unrealized gain/(loss)
  on investments                                        (737)               (511)                                  (1,248)
                                                ---------------------------------------------------          ------------
Net Increase/(Decrease) in Net Assets Resulting
  From Operations                                     $3,537       $      12,474          $     336          $     16,347
                                                ===================================================          ============

Legend:
-------
(a) Adjustment reflects expected savings when the two funds become one.
(b) Adjustment reflects 0.05% co-administration waiver approved by the Board of Directors, effective December 1, 2000.

See Notes to Pro Forma Financial Statements

                        Nations U.S. Government Bond Fund
                       Nations Government Securities Fund
          Notes to Pro Forma Combining Financial Statements (unaudited)


1.  Basis of Combination

Nations Fund, Inc. (the "Company") and Nations Funds Trust ("Funds Trust") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. As of September 30, 2000, the Company offered six separate portfolios and Funds Trust offered five separate portfolios. The unaudited Pro Forma Combining Statement of Net Assets assumes the exchange described in the next paragraph occurred as of September 30, 2000 and the unaudited Pro Forma Combining Statement of Operations for the year ended September 30, 2000 assumes the exchange occurred as of October 1, 1999. These statements have been derived from books and records utilized in calculating daily net asset value of each fund at September 30, 2000 and for the twelve month period then ended.

The pro forma statements give effect to the proposed agreement and plan of reorganization between the Company, on behalf of Nations U.S. Government Bond Fund and Nations Government Securities Fund and Funds Trust, on behalf of a newly created shell fund (the "Acquiring Fund"). The Agreement provides for the transfer of the assets and stated liabilities of Nations U.S. Government Bond Fund and Nations Government Securities Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of the Acquiring Fund. Under generally accepted accounting principles, the market value of investment securities of Nations U.S. Government Bond Fund and Nations Government Securities Fund will be carried forward as the cost basis to the Acquiring Fund and the results of operations of Nations U.S. Government Bond Fund and Nations Government Securities Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization, which are not considered to be material.

These financial statements present the reorganization of Nations U.S. Government Bond Fund and Nations Government Securities Fund into a newly created shell fund of Funds Trust. It is possible that one or both of Nations U.S. Government Bond Fund and Nations Government Securities Fund will not approve the reorganization. The pro forma presentation is not shown for either of these scenarios because each such scenario would result in a shell transaction only, and the pro forma presentation would be identical to the existing historical financial information of that fund.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

                        Nations U.S. Government Bond Fund
                       Nations Government Securities Fund
    Notes to Pro Forma Combining Financial Statements (unaudited) (continued)


2.       Pro Forma Operations

Pro forma operating expenses include the actual expenses of each fund and the combined fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The proforma financial statements were prepared to reflect a voluntary co-administration waiver of 0.05% of Nations Government Securities Fund's average daily net assets which was effective on December 1, 2000. Prior to December 1, 2000, there was no co-administration waiver for Nations Government Securities Fund.

3.       Subsequent Event

Effective December 1, 2000, the net fund level expense ratio for U.S. Government Bond Fund will be maintained, on a daily basis, at the same net fund level expense ratio as that of Government Securities Fund.

                               NATIONS FUNDS TRUST

                            One Bank of America Plaza
                                   33rd Floor
                               Charlotte, NC 28255
                                 1-800-626-2275

                                    FORM N-14

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification.
         ---------------

              Article VII of the Declaration of Trust filed as Exhibit 1 to the Registration Statement (defined below) is incorporated by reference. Indemnification of the Registrant's administrators, distributor, custodian and transfer agents is provided for, respectively, in the Registrant's:

         1. Co-Administration Agreement with Stephens Inc. and Banc of America Advisors, Inc. ("BAAI");

         2.       Sub-Administration Agreement with The Bank of New York
                  ("BNY");

         3.       Distribution Agreement with Stephens Inc. ("Stephens");

         4.       Custody Agreement with BNY;

         5.       Transfer Agency and Services Agreement with PFPC Inc.
                  ("PFFC"); and

         6. Sub-Transfer Agency and Services Agreement with PFFC and Bank of America, N.A.

              The Registrant has entered into a Cross Indemnification Agreement with Nations Fund Trust (the "Trust") Nations Fund, Inc. (the "Company"), Nations Reserves ("Reserves") and Nations Master Investment Trust ("Master Trust") dated February 14, 2000. The Trust, the Company, Reserves and/or Master Trust will indemnify and hold harmless the Registrant against any losses, claims, damages or liabilities, to which the Registrant may become subject, under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any prospectuses, any preliminary prospectuses, the registration statements, any other prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Registrant by the Trust, the Company, Reserves and/or Master Trust expressly for use therein; and will reimburse the Registrant for any legal or other expenses reasonably incurred by the Registrant in connection with investigating or defending any such action or claim; provided, however, that the Trust, the Company, Reserves and/or Master Trust shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Trust, the Company, Reserves and/or Master Trust by the Registrant expressly for use in the Offering Documents.

              Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

              The Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the 1933 Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

              Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any act, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 16.      Exhibits.
              --------

              All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-89661; 811-9645). All references to "Nations Fund, Inc.'s Registration Statement" in the following list of exhibits refer to Nations Fund, Inc.'s Registration Statement on Form N-1A (File Nos. 33-4038; 811-4614). All references to "Nations Fund Trust's Registration Statement" in the following list of exhibits refer to Nations Fund Trust's Registration Statement on Form N-1A (File Nos. 002-97817; 811-04305). All references to "Nations Reserves's Registration Statement" in the following list of exhibits refer to Nations Reserves's Registration Statement on Form N-1A (File Nos. 33-33144; 811-6030).

Exhibit Number         Description
(1)                    Declaration of Trust dated February 7, 2000, is incorporated by reference to
                       Post-Effective Amendment No. 1 to the Registration Statement, filed on
                       February 10, 2000.

(2)                    Not Applicable

(3)                    Not Applicable.

(4)                    Form of Agreement and Plan of Reorganization, filed herewith.

(5)                    Not Applicable.

(6)(a)                 Investment Advisory Agreement with BAAI, (formerly, NationsBanc Advisors,
                       Inc.) to be filed by Post-Effective Amendment to the Registration Statement.

(6)(b)                 Investment Sub-Advisory Agreement with Banc of America Capital Management,
                       Inc., to be filed by Post-Effective Amendment to the Registration Statement.

(6)(c)                 Investment Sub-Advisory Agreement with Chicago Equity Partners LLC, to be filed by Post-Effective Amendment to the Registration Statement.

(7)                    Distribution Agreement with Stephens to be filed by Post-Effective Amendment to the Registration Statement.

(8)                    Not Applicable.

(9)                    Custody Agreement with BNY to be filed by Post Effective Amendment to the
                       Registration Statement.

(10)(a)                Shareholder Servicing and Distribution Plan for Investor A Shares to be filed by Post-Effective Amendment to the Registration Statement.

(10)(b)                Distribution Plan for Investor B Shares to be filed by Post-Effective
                       Amendment to the Registration Statement.

(10)(c)                Distribution Plan for Investor C Shares to be filed by Post-Effective
                       Amendment to the Registration Statement.

(10)(d)                Plan entered into by Registrant pursuant to Rule 18f-3 under the
                       Investment Company Act of 1940, as amended, to be filed by Post-
                       Effective Amendment to the Registration Statement.

(11)                   Opinion and Consent of Counsel- Morrison & Foerster LLP, filed herewith.

(12)                   See Item 17(3) of this Part C.

(13)(a)                Co-Administration Agreement among Nations Funds Trust, Stephens, and BAAI, to be filed by Post-Effective Amendment to the Registration Statement.

(13)(b)                Sub-Administration Agreement among Nations Funds
                       Trust, BNY and BAAI, to be filed by Post-Effective
                       Amendment to the Registration Statement.

(14)                   Consent of Independent Accountants- PricewaterhouseCoopers LLP, filed herewith.
(15)                   Not Applicable.

(16)                   Powers of Attorney, filed herewith.

(17)(a)                Form of Proxy Ballot, filed herewith.

(17)(b)                Prospectus for the Primary A, Primary B, Investor A, Investor B, and
                       Investor C Shares of Nations U.S. Government Bond Fund, dated August 1,
                       2000, is incorporated by reference to Post-Effective Amendment No. 47 to Nations Fund, Inc.'s Registration Statement, as filed on July 28, 2000.

(17)(c)                Statement of Additional Information for the Primary A, Primary B and
                       Investor Shares of Nations U.S. Government Bond Fund, dated August 1,
                       2000, as supplemented, filed as part of Post-Effective Amendment No. 47 to Nations Fund, Inc.'s Registration Statement on Form N-1A filed on November 1, 2000.

(17)(d)                Prospectus for the Primary A, Primary B, Investor A, Investor B, and
                       Investor C Shares of Nations Government Securities Fund, dated
                       August 1, 2000, is incorporated by reference to Post-Effective
                       Amendment No. 47 to Nations Fund, Inc.'s Registration Statement,
                       as filed on July 28, 2000.

(17)(e)                Statement of Additional Information for the Primary A, Primary B and
                       Investor Shares of Nations Government Securities Fund, dated August
                       1, 2000, as supplemented, filed as part of Post-Effective Amendment
                       No. 47 to Nations Fund, Inc.'s Registration Statement on Form N-1A
                       filed on November 1, 2000.

(17)(f)                Prospectus for the Primary A, Primary B, Investor A, Investor B, and
                       Investor C Shares of Nations Balanced Assets Fund, dated August 1, 2000, is incorporated by reference to Post-Effective Amendment No. 66 to
                       Nations Fund Trust's Registration Statement, as filed on July 28, 2000.

(17)(g)                Statement of Additional Information for the Primary A, Primary B and
                       Investor Shares of Nations Balanced Assets Fund, dated August 1,
                       2000, as supplemented, filed as part of Post-Effective Amendment
                       No. 66 to Nations Fund Trust's Registration Statement on Form N-1A filed on November 1, 2000.

(17)(h)                Prospectus for the Primary A, Primary B, Investor A, Investor B, and
                       Investor C Shares of Nations Asset Allocation Fund, dated August 1, 2000, is incorporated by reference to Post-Effective Amendment No. 31 to Nations
                       Reserves's Registration Statement, as filed on July 28, 2000.

(17)(i)                Statement of Additional Information for the Primary A, Primary B and
                       Investor Shares of Nations Asset Allocation Fund, dated August 1,
                       2000, as supplemented, filed as part of Post-Effective Amendment No. 31 to Nations Reserves's Registration Statement on Form N-1A filed on
                       November 1, 2000.

(17)(j)                Prospectus for the Primary A, Primary B, Investor A, Investor B, and
                       Investor C Shares of Nations Asset Allocation Fund, to be filed by
                       Post-Effective Amendment to the Registration Statement.

(17)(k)                Statement of Additional Information for the Primary A, Primary B and Investor Shares
                       of Nations Asset Allocation Fund, to be filed by Post-Effective Amendment to the
                       Registration Statement.

(17)(l)                Prospectus for the Primary A, Primary B, Investor A, Investor B, and Investor C Shares
                       of Nations Government Securities Fund, to be filed by Post-Effective Amendment to the
                       Registration Statement.

(17)(m)                Statement of Additional Information for the Primary A, Primary B and Investor Shares
                       of Nations Government Securities Fund, to be filed by Post-Effective Amendment to the
                       Registration Statement.


Item 17.      Undertakings.
              ------------

              (1) Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

              (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

              (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 15th day of December, 2000.

                                NATIONS FUNDS TRUST

                                By:                  *
                                   ---------------------------------
                                           A. Max Walker
                                           President and Chairman
                                           of the Board of Trustees

                                By:  /s/ Richard H. Blank, Jr.
                                   ---------------------------------
                                           Richard H. Blank, Jr.
                                           *Attorney-in-Fact

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURES                                    TITLE                                 DATE
          ----------                                    -----                                 ----
                *                              President and Chairman                  December 15, 2000
----------------------------------------      of the Board of Trustees
(A. Max Walker)                             (Principal Executive Officer)


/s/ Richard H. Blank, Jr.                      Treasurer and Secretary                 December 15, 2000
----------------------------------------      (Principal Financial and
(Richard H. Blank, Jr.)                           Accounting Officer)


                *                                      Trustee                         December 15, 2000
----------------------------------------
(Edmund L. Benson, III)

                                                       Trustee                         December 15, 2000
----------------------------------------
(William P. Carmichael)

                *                                      Trustee                         December 15, 2000
----------------------------------------
(James Ermer)

                *                                      Trustee                         December 15, 2000
----------------------------------------
(William H. Grigg)

                *                                      Trustee                         December 15, 2000
----------------------------------------
(Thomas F. Keller)

                *                                      Trustee                         December 15, 2000
----------------------------------------
(Carl E. Mundy, Jr.)

                *                                      Trustee                         December 15, 2000
----------------------------------------
(Cornelius J. Pings)

                *                                      Trustee                         December 15, 2000
----------------------------------------
(Charles B. Walker)

                *                                      Trustee                         December 15, 2000
----------------------------------------
(Thomas S. Word)

                *                                      Trustee                         December 15, 2000
----------------------------------------
(James B. Sommers)


/s/ Richard H. Blank, Jr.
-------------------------
Richard H. Blank, Jr.
*Attorney-in-Fact

                                  EXHIBIT INDEX

                               Nations Funds Trust

                               File No. 333-89661

Exhibit Number       Description
--------------       -----------
EX.-99.4(a)          Form of Agreement and Plan of Reorganization for
                     Nations Fund, Inc.

EX.-99.4(b)          Form of Agreement and Plan of Reorganization for
                     Nations Fund Trust

EX.-99.4(c)          Form of Agreement and Plan of Reorganization for
                     Nations Reserves

EX.-99.11            Opinion and Consent of Counsel--Morrison & Foerster LLP

EX.-99.14            Consent of Independent Accountants
                     PricewaterhouseCoopers LLP

EX.-99.16            Powers of Attorney

EX.-99.17(a)         Nations U.S. Government Bond Fund Form of Proxy

EX.-99.17(b)         Nations Government Securities Fund Form of Proxy

EX.-99.17(c)         Nations Balanced Assets Fund Form of Proxy

EX.-99.17(d)         Nations Asset Allocation Fund Form of Proxy